EXHIBIT 10.10


                                     FORM OF

                     AMENDED AND RESTATED CUSTOMER AGREEMENT

                  THIS AMENDED AND RESTATED CUSTOMER AGREEMENT (this "Agreement"), made as of the ___ day of June, 2000, by and between DEAN WITTER SPECTRUM _________________ L.P., a Delaware limited partnership (the "Customer"), and DEAN WITTER REYNOLDS INC., a Delaware corporation ("DWR");

                              W I T N E S S E T H :

                  WHEREAS, the Customer was organized pursuant to a Certificate of Limited Partnership filed in the office of the Secretary of State of the State of Delaware on _________________, and a Limited Partnership Agreement dated as of ________________, as amended, between Demeter Management Corporation, a Delaware corporation ("Demeter"), acting as general partner (in such capacity, the "General Partner"), and the limited partners of the Customer to trade, buy, sell, spread or otherwise acquire, hold, or dispose of commodities (including, but not limited, to foreign currencies, mortgage-backed securities, money market instruments, financial instruments, and any other securities or items which are, or may become, the subject of futures contract trading), domestic and foreign commodity futures contracts, commodity forward contracts, foreign exchange commitments, options on physical commodities and on futures contracts, spot (cash) commodities and currencies, and any rights pertaining thereto (hereinafter referred to collectively as "futures interests") and securities (such as United States Treasury bills) approved by the Commodity Futures Trading Commission (the "CFTC") for investment of customer funds and other securities on a limited basis, and to engage in all activities incident thereto;

                  WHEREAS, the Customer (which is a commodity pool) and the General Partner (which is a registered commodity pool operator) have entered into management agreements (the "Management Agreements") with certain trading advisors (each, a "Trading Advisor" and collectively, the "Trading Advisors"), which provide that the Trading Advisors have authority and responsibility, except in certain limited situations, to direct the investment and reinvestment of the assets of the Customer in futures interests under the terms set forth in the Management Agreements;

                  WHEREAS, the Customer and DWR entered into that certain Amended and Restated Customer Agreement dated as of December 1, 1997 (the "Customer Agreement"), whereby DWR agreed to perform futures interests brokerage and certain other services for the Customer; and

                  WHEREAS, the Customer and DWR wish to amend and restate the Customer Agreement to set forth the terms and conditions upon which DWR will continue to perform certain non-clearing futures interests brokerage and certain other services for the Customer;

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  1. Definitions. All capitalized terms not defined herein shall have the meaning given to them in the Customer's most recent prospectus as filed with the Securities and Exchange Commission (the "Prospectus") relating to the offering of units of limited partnership interest of the Customer (the "Units") and in any amendment or supplement to the Prospectus.

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                  2. Duties of DWR. DWR agrees to act as a non-clearing
commodity broker for the Customer and introduce the Customer's accounts to Morgan Stanley & Co. Incorporated ("MS & Co") and Morgan Stanley & Co. International Limited ("MSIL") for execution and clearing of futures interests transactions on behalf of the Customer in accordance with instructions provided by the Trading Advisors, and the Customer agrees to retain DWR as a non-clearing commodity broker for the term of this Agreement.

                  DWR agrees to furnish to the Customer as soon as practicable all of the information from time to time in its possession which Demeter, as the general partner of the Customer, is required to furnish to the Limited Partners pursuant to the Limited Partnership Agreement as from time to time in effect and as required by applicable law, rules, or regulations and to perform such other services for the Customer as are set forth herein and in the Prospectus.

                  3. Obligations and Expenses. Except as otherwise set forth herein and in the Prospectus, the Customer, and not DWR, shall be responsible for all taxes, management and incentive fees to the Trading Advisors, brokerage fees to DWR, and all extraordinary expenses incurred by it. DWR shall pay all of the organizational, initial and continuing offering, and ordinary administrative expenses of the Customer (including, but not limited to, legal, accounting, and auditing fees, printing costs, filing fees, escrow fees, marketing costs and expenses and other related expenses) and all charges of MS & Co. and MSIL for executing and clearing the Customer's futures interests trades (as described in paragraph 5 below), and shall not be reimbursed therefor.

                  4. Agreement Nonexclusive. DWR shall be free to render services of the nature to be rendered to the Customer hereunder to other persons or entities in addition to the Customer, and the parties acknowledge that DWR may render such services to additional entities similar in nature to the Customer, including other partnerships organized with Demeter as their general partner. It is expressly understood and agreed that this Agreement is nonexclusive and that the Customer has no obligation to execute any or all of its trades for futures interests through DWR. The parties acknowledge that the Customer may utilize such other broker or brokers as Demeter may direct from time to time. The Customer's utilization of an additional commodity broker shall neither terminate this Agreement nor modify in any regard the respective rights and obligations of the Customer and DWR hereunder.

                  5. Compensation of DWR. The Customer will pay brokerage fees to DWR at a monthly flat-rate. The Customer will pay to DWR a monthly flat-rate fee of 1/12 of ____% of the Customer's Net Assets (a ____% annual rate) as of the first day of each month. DWR will receive such brokerage fees irrespective of the number of trades executed on the Customer's behalf.

                  DWR will pay or reimburse Customer, from brokerage fees received by it, all charges of MS & Co. and MSIL for executing and clearing trades for the Customer, including floor brokerage fees, exchange fees, clearinghouse fees, NFA fees, "give up" fees, any taxes (other than income taxes), any third party clearing costs incurred by MS & Co. and MSIL, and costs associated with taking delivery of futures interests.

                  From time to time, DWR may increase or decrease brokerage fees to be charged to the Customer; provided, however, that: (i) notice of such increase is mailed to each Limited Partner at least five business days prior to the last date on which a "Request for Redemption" must be received by the General Partner with respect to the applicable Redemption Date; and (ii) such notice shall describe the redemption and voting rights of Limited Partners.

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                  Notwithstanding the foregoing, the Customer's expenses are subject to the following limits: (a) if the Customer were to pay roundturn brokerage commissions, the brokerage commissions (excluding transaction fees and costs) payable by the Customer to DWR shall not exceed 80% of DWR's published non-member rates for speculative accounts and (b) the aggregate of (i) brokerage commissions (or fees) payable to DWR, (ii) transaction fees and costs payable by the Customer, and (iii) net excess interest and compensating balance benefits to DWR (after crediting the Customer with interest as described in the Prospectus) shall not exceed 14% annually of the Customer's average month-end Net Assets during each calendar year.

                  6. Investment Discretion. The parties recognize that DWR shall have no authority to direct the futures interests investments to be made for the Customer's account. However, the parties agree that DWR, and not the Trading Advisors, shall have the authority and responsibility with regard to the investment, maintenance, and management of the Customer's assets that are held in segregated or secured accounts, as provided in Section 7 hereof.

                  7. Investment of Customer Funds. The Customer shall deposit its assets in accounts with DWR. The Customer's assets deposited with DWR will be segregated or secured in accordance with the Commodity Exchange Act and CFTC regulations. DWR will credit the Customer with interest income at month-end at the rate earned by DWR on its U.S. Treasury Bill investments with customer segregated funds as if 80% of the Customer's average daily Net Assets for the month were invested in U.S. Treasury Bills. All of such funds will be available for margin for the Customer's trading. For the purpose of such interest payments, Net Assets will not include monies due to the Customer on or with respect to forward contracts and other futures interests but not actually received by it from banks, brokers, dealers and other persons. The Customer understands that it will not receive any other interest income on its assets and that DWR will receive interest income from MS & Co. and MSIL, as agreed from time to time by DWR and MS & Co. and MSIL, on the Customer's assets deposited as margin with MS & Co. and MSIL. The Customer's funds will either be invested along with other customer segregated and secured funds of DWR or held in non-interest bearing bank accounts. The Customer's assets held by DWR may be used solely as margin for the Customer's trading.

                  Ownership of the right to receive interest on the Customer's assets pursuant to the preceding paragraph shall be reflected and maintained and may be transferred only on the books and records of DWR. Any purported transfer of such ownership shall not be effective or recognized until such transfer shall have been recorded on the books and records of DWR.

                  8. Standard of Liability and Indemnity. Subject to Section 2 hereof, DWR and its affiliates (as defined below) shall not be liable to the Customer, the General Partner or Limited Partners, or any of its or their respective successors or assigns, for any act, omission, conduct, or activity undertaken by or on behalf of the Customer pursuant to this Agreement which DWR determines, in good faith, to be in the best interests of the Customer, unless such act, omission, conduct, or activity by DWR or its affiliates constituted misconduct or negligence.

                  The Customer shall indemnify, defend and hold harmless DWR and its affiliates from and against any loss, liability, damage, cost or expense (including attorneys' and accountants' fees and expenses incurred in the defense of any demands, claims, or lawsuits) actually and reasonably incurred arising from any act, omission, conduct or activity undertaken by DWR on behalf of the Customer pursuant to this Agreement, including, without

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limitation, any demands, claims or lawsuits initiated by a Limited Partner (or assignee thereof), provided that (i) DWR has determined, in good faith, that the act, omission, conduct, or activity giving rise to the claim for indemnification was in the best interests of the Customer, and (ii) the act, omission, conduct, or activity that was the basis for such loss, liability, damage, cost, or expense was not the result of misconduct or negligence. Notwithstanding anything to the contrary contained in the foregoing, neither DWR nor any of its affiliates shall be indemnified by the Customer for any losses, liabilities, or expenses arising from or out of an alleged violation of federal or state securities laws unless (a) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee, or (b) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee, or (c) a court of competent jurisdiction approves a settlement of the claims against the particular indemnitee and finds that indemnification of the settlement and related costs should be made, provided, with regard to such court approval, the indemnitee must apprise the court of the position of the SEC, and the positions of the respective securities administrators of Massachusetts, Missouri, Tennessee and/or those other states and jurisdictions in which the plaintiffs claim they were offered or sold Units, with respect to indemnification for securities laws violations before seeking court approval for indemnification. Furthermore, in any action or proceeding brought by a Limited Partner in the right of the Customer to which DWR or any affiliate thereof is a party defendant, any such person shall be indemnified only to the extent and subject to the conditions specified in this Section 8. The Customer shall make advances to DWR or its affiliates hereunder only if: (i) the demand, claim, lawsuit, or legal action relates to the performance of duties or services by such persons to the Customer; (ii) such demand, claim, lawsuit, or legal action is not initiated by a Limited Partner; and (iii) such advances are repaid, with interest at the legal rate under Delaware law, if the person receiving such advance is ultimately found not to be entitled to indemnification hereunder.

                  DWR shall indemnify, defend and hold harmless the Customer and its successors or assigns from and against any losses, liabilities, damages, costs, or expenses (including in connection with the defense or settlement of claims; provided DWR has approved such settlement) incurred as a result of the activities of DWR or its affiliates, provided, further, that the act, omission, conduct, or activity giving rise to the claim for indemnification was the result of bad faith, misconduct or negligence.

                  The indemnities provided in this Section 8 by the Customer to DWR and its affiliates shall be inapplicable in the event of any losses, liabilities, damages, costs, or expenses arising out of, or based upon, any material breach of any warranty, covenant, or agreement of DWR contained in this Agreement to the extent caused by such breach. Likewise, the indemnities provided in this Section 8 by DWR to the Customer and any of its successors and assigns shall be inapplicable in the event of any losses, liabilities, damages, costs, or expenses arising out of, or based upon, any material breach of any warranty, covenant, or agreement of the Customer contained in this Agreement to the extent caused by such breach.

                  As used in this Section 8, the term "affiliate" of DWR shall mean: (i) any natural person, partnership, corporation, association, or other legal entity directly or indirectly owning, controlling, or holding with power to vote 10% or more of the outstanding voting securities of DWR; (ii) any partnership, corporation, association, or other legal entity 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote by DWR; (iii) any natural person, partnership, corporation, association, or other legal entity directly or indirectly controlling, controlled by, or under common control with, DWR; or
(iv) any officer or director of DWR. Notwithstanding the foregoing, "affiliates" for purposes of this Section 8 shall include only those persons acting on behalf of DWR within the scope of the authority of DWR, as set forth in this Agreement.


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                  9. Term. This Agreement shall continue in effect until
terminated by either party giving not less than 60 days' prior written notice of termination to the other party. Any such termination by either party shall be without penalty.

                  10. Complete Agreement. This Agreement constitutes the entire agreement between the parties with respect to the matters referred to herein, and no other agreement, verbal or otherwise, shall be binding as between the parties unless in writing and signed by the party against whom enforcement is sought.

                  11. Assignment. This Agreement may not be assigned by either party without the express written consent of the other party.

                  12. Amendment. This Agreement may not be amended except by the written consent of the parties and provided such amendment is consistent with the Prospectus.

                  13. Notices. All notices required or desired to be delivered under this Agreement shall be in writing and shall be effective when delivered personally on the day delivered, or when given by registered or certified mail, postage prepaid, return receipt requested, on the day of receipt, addressed as follows (or to such other address as the party entitled to notice shall hereafter designate in accordance with the terms hereof):

                  if to the Customer:

                           DEAN WITTER SPECTRUM ________________L.P.

                           c/o Demeter Management Corporation
                           Two World Trade Center, 62nd Floor
                           New York, New York  10048
                           Attn:    Robert E. Murray
                                    President and Chairman

                  if to DWR:

                           DEAN WITTER REYNOLDS INC.

                           Two World Trade Center, 62nd Floor
                           New York, New York  10048
                           Attn:    Robert E. Murray
                                    Senior Vice President

                  14. Survival. The provisions of this Agreement shall survive the termination of this Agreement with respect to any matter arising while this Agreement was in effect.

                  15. Headings. Headings of Sections herein are for the convenience of the parties only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

                  16. Incorporation by Reference. The Futures Customer Agreement annexed hereto is hereby incorporated by reference herein and made a part hereof to the same extent as if such document were set forth in full herein. If any provision of this Agreement is or at any time becomes inconsistent with the annexed document, the terms of this Agreement shall control.


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                  IN WITNESS WHEREOF, this Agreement has been executed for and on behalf of the undersigned as of the day and year first above written.

                                    DEAN WITTER SPECTRUM ____________ L.P.

                                    By:  Demeter Management Corporation,

                                    General Partner

                                    By:
                                       ----------------------------------------
                                                  Robert E. Murray
                                                  President and Chairman

                                    DEAN WITTER REYNOLDS INC.

                                    By:
                                       ----------------------------------------
                                                  Robert E. Murray
                                                  Senior Vice President



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


Futures Customer Agreement

In consideration of the acceptance by Dean Witter Reynolds Inc. ("DWR") of one or more accounts of the undersigned ("Customer") (if more than one account is carried by DWR, all are covered by this Agreement and are referred to collectively as the "Account") and DWR's agreement to act as Customer's broker for the execution, clearance and/or carrying of transactions for the purchase and sale of commodity interests, including commodities, commodity futures contracts and commodity options, Customer agrees as follows:

1. APPLICABLE RULES AND REGULATIONS - The Account and each transaction therein shall be subject to the terms of this Agreement and to (a) all applicable laws and the regulations, rules and orders (collectively "regulations") of all regulatory and self-regulatory organizations having jurisdiction and (b) the constitution, by-laws, rules, regulations, orders, resolutions, interpretations and customs and usages (collectively "rules") of the market and any associated clearing organization (each an "exchange") on or subject to the rules of which such transaction is executed and/or cleared. The reference in the preceding sentence to exchange rules is solely for DWR's protection and DWR's failure to comply therewith shall not constitute a breach of this Agreement or relieve Customer of any obligation or responsibility under this Agreement. DWR shall not be liable to Customer as a result of any action by DWR, its officers, directors, employees or agents to comply with any rule or regulation.

2.       PAYMENTS TO DWR - Customer agrees to pay to DWR immediately on request
         (a) commissions, fees and service charges as are in effect from time to time together with all applicable regulatory and self-regulatory organization and exchange fees, charges and taxes; (b) the amount of any debit balance or any other liability that may result from transactions executed for the account; and (c) interest on such debit balance or liability at the prevailing rate charged by DWR at the time such debit balance or liability arises and service charges on any such debit balance or liability together with any reasonable costs and attorney's fees incurred in collecting any such debit balance or liability. Customer acknowledges that DWR may charge commissions at other rates to other customers.

3. CUSTOMER'S DUTY TO MAINTAIN ADEQUATE MARGIN - Customer shall at all times and without prior notice or demand from DWR maintain adequate margins in the account so as continually to meet the original and maintenance margin requirements established by DWR for Customer. DWR may change such requirements from time to time at DWR's discretion. Such margin requirements may exceed the margin requirements set by any exchange or other regulatory authority and may vary from DWR's requirements for other customers. Customer agrees, when so requested, immediately to wire transfer margin funds and to furnish DWR with names of bank officers for immediate verification of such transfers. Customer acknowledges and agrees that DWR may receive and retain as its own any interest, increment, profit, gain or benefit directly or indirectly, accruing from any of the funds DWR receives from Customer.

4.       DELIVERY; OPTION EXERCISE

         (a) Customer acknowledges that the making or accepting of delivery pursuant to a futures contract may involve a much higher degree of risk than liquidating a position by offset. DWR has no control over and makes no warranty with respect to grade, quality or tolerances of any commodity delivered in fulfillment of a contract.

         (b) Customer agrees to give DWR timely notice and immediately on request to inform DWR if Customer intends to make or take delivery under a futures contract or to exercise an option contract. If so requested, Customer shall provide DWR with satisfactory assurances that Customer can fulfill Customer's obligation to make or take delivery under any contract. Customer shall furnish DWR with property deliverable by it under any contract in accordance with DWR's instructions.

         (c) DWR shall not have any obligation to exercise any long option contract unless Customer has furnished DWR with timely exercise instructions and sufficient initial margin with respect to each underlying futures contract.

5. FOREIGN CURRENCY - If DWR enters into any transaction for Customer effected in a currency other than U.S. dollars: (a) any profit or loss caused by changes in the rate of exchange for such currency shall be for Customer's account and risk and (b) unless another currency is designated in DWR's confirmation of such transaction, all margin for such transaction and the profit or loss on the liquidation of such transaction shall be in U.S. dollars at a rate of exchange determined by DWR in its discretion on the basis of then prevailing market rates of exchange for such foreign currency.

6. DWR MAY LIMIT POSITIONS HELD - Customer agrees that DWR, at its discretion, may limit the number of open positions (net or gross) which Customer may execute, clear and/or carry with or acquire through it. Customer agrees (a) not to make any trade which would have the effect of exceeding such limits, (b) that DWR may require Customer to reduce open positions carried with DWR and (c) that DWR may refuse to accept orders to establish new positions. DWR may impose and enforce such limits, reduction or refusal whether or not they are required by applicable law, regulations or rules. Customer shall comply with all position limits established by any regulatory or self-regulatory organization or any exchange. In addition, Customer agrees to notify DWR promptly if customer is required to file position reports with any regulatory or self-regulatory organization or with any exchange.

7. NO WARRANTY AS TO INFORMATION OR RECOMMENDATION - Customer acknowledges that:

         (a) Any market recommendations and information DWR may communicate to Customer, although based upon information obtained from sources believed by DWR to be reliable, may be incomplete and not subject to verification;

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

         (b) DWR makes no representation, warranty or guarantee as to, and shall not be responsible for, the accuracy or completeness of any information or trading recommendation furnished to Customer;

         (c) recommendations to Customer as to any particular transaction at any given time may differ among DWR's personnel due to diversity in analysis of fundamental and technical factors and may vary from any standard recommendation made by DWR in its market letters or otherwise; and

         (d) DWR has no obligation or responsibility to update any market recommendations or information it communicates to Customer.

                  Customer understands that DWR and its officers, directors, affiliates, stockholders, representatives or associated persons may have positions in and may intend to buy or sell commodity interests which are the subject of market recommendations furnished to Customer, and that the market positions of DWR or any such officer, director, affiliate, stockholder, representative or associated person may or may not be consistent with the recommendations furnished to Customer by DWR.

8. LIMITS ON DWR DUTIES; LIABILITY - Customer agrees:

         (a) that DWR has no duty to apprise Customer of news or of the value of any commodity interests or collateral pledged or in any way to advise Customer with respect to the market;

         (b) that the commissions which DWR receives are consideration solely for the execution, reporting and carrying of Customer's trades;

         (c) that if Customer has authorized any third party or parties to place orders or effect transactions on behalf of Customer in any Account, each such party has been selected by Customer based on its own evaluation and assessment of such party and that such party is solely the agent of Customer, and if any such party allocates commodity interests among its customers, Customer has reviewed each such party's commodity interest allocation system, has satisfied itself that such allocation system is fair and will seek recovery solely from such party to recover any damages sustained by Customer as the result of any allocation made by such party; and

         (d) to waive any and all claims, rights or causes of action which Customer has or may have against DWR or its officers, employees and agents (i) arising in whole or in part, directly or indirectly, out of any act or omission of any person, whether or not legally deemed an agent of DWR, who refers or introduces Customer to DWR or places orders for Customer and
                  (ii) for any punitive damages and to limit any claims arising out of this Agreement or the Account to Customer's direct out-of-pocket damages.



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9.       EXTRAORDINARY EVENTS - Customer shall have no claim against DWR for any loss, damage, liability, cost, charge, expense, penalty, fine or tax caused directly or indirectly by (a) governmental, court, exchange, regulatory or self-regulatory organization restrictions, regulations, rules, decisions or orders, (b) suspension or termination of trading,
         (c) war or civil or labor disturbance, (d) delay or inaccuracy in the transmission or reporting of orders due to a breakdown or failure of computer services, transmission or communication facilities, (e) the failure or delay by any exchange to enforce its rules or to pay to DWR any margin due in respect of Customer's Account, (f) the failure or delay by any bank, trust company, clearing organization or other person which, pursuant to applicable exchange rules, is holding Customer funds, securities or other property to pay or deliver the same to DWR or (g) any other cause or causes beyond DWR's control.

10. INDEMNIFICATION OF DWR - Customer agrees to indemnify, defend and hold harmless DWR and its officers, employees and agents from and against any loss, cost, claim, damage (including any consequential cost, loss or damage), liability or expense (including reasonable attorneys' fees) and any fine, sanction or penalty made or imposed by any regulatory or self-regulatory authority or any exchange as the result, directly or indirectly, of:

         (a) Customer's failure or refusal to comply with any provision of this Agreement or perform any obligation on its part to be performed pursuant to this Agreement; and

         (b) Customer's failure to timely deliver any security, commodity or other property previously sold by DWR on Customer's behalf.

11 NOTICES; TRANSMITTALS - DWR shall transmit all communications to Customer at Customer's address, telefax or telephone number set forth in the accompanying Futures Account Application or to such other address as Customer may hereafter direct in writing. Customer shall transmit all communications to DWR (except routine inquiries concerning the Account) to 130 Liberty Street, New York, NY 10006, Attention:
         Futures Compliance Officer. All payments and deliveries to DWR shall be made as instructed by DWR from time to time and shall be deemed received only when actually received by DWR.

12. CONFIRMATION CONCLUSIVE - Confirmation of trades and any other notices sent to Customer shall be conclusive and binding on Customer unless Customer or Customer's agent notifies DWR to the contrary (a) in the case of an oral report, orally at the time received by Customer or its agent or (b) in the case of a written report or notice, in writing prior to opening of trading on the business day next following receipt of the report. In addition, if Customer has not received a written confirmation that a commodity interest transaction has been executed within three business days after Customer has placed an order with DWR to effect such transaction, and has been informed or believes that such order has been or should have been executed, then Customer immediately shall notify DWR thereof. Absent such notice, Customer conclusively shall be deemed estopped to object and to have waived any such objection to the failure to execute or cause to be executed such transaction. Anything in this Section 12 withstanding, neither Customer nor DWR shall be bound by any transaction or price reported in error.



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

13. SECURITY INTEREST - All money and property ("collateral") now or at any future time held in Customer's Account, or otherwise held by DWR for Customer, is subject to a security interest in DWR's favor to secure any indebtedness at any time owing to it by Customer. DWR, in its discretion, may liquidate any collateral to satisfy any margin or Account deficiencies or to transfer the collateral to the general ledger account of DWR.

14. TRANSFER OF FUNDS - At any time and from time to time and without prior notice to Customer, DWR may transfer from one account to another account in which Customer has any interest, such excess funds, equities, securities or other property as in DWR's judgment may be required for margin, or to reduce any debit balance or to reduce or satisfy any deficits in such other accounts except that no such transfer may be made from a segregated account subject to the Commodity Exchange Act to another account maintained by Customer unless either Customer has authorized such transfer in writing or DWR is effecting such transfer to enforce DWR's security interest pursuant to Section
         13. DWR promptly shall confirm all transfers of funds made pursuant hereto to Customer in writing.

15. DWR'S RIGHT TO LIQUIDATE CUSTOMER POSITIONS - In addition to all other rights of DWR set forth in this Agreement:

         (a) when directed or required by a regulatory or self-regulatory organization or exchange having jurisdiction over DWR or the Account;

         (b) whenever, in its discretion, DWR considers it necessary for its protection because of margin requirements or otherwise;

         (c) if Customer or any affiliate of Customer repudiates, violates, breaches or fails to perform on a timely basis any term, covenant or condition on its part to be performed under this Agreement or another agreement with DWR;

         (d) if a case in bankruptcy is commenced or if a proceeding under any insolvency or other law for the protection of creditors or for the appointment of a receiver, liquidator, trustee, conservator, custodian or similar officer is filed by or against Customer or any affiliate of Customer, or if Customer or any affiliate of Customer makes or proposes to make any arrangement or composition for the benefit of its creditors, or if Customer (or any such affiliate) or any or all of its property is subject to any agreement, order, judgment or decree providing for Customer's dissolution, winding-up, liquidation, merger, consolidation, reorganization or for the appointment of a receiver, liquidator, trustee, conservator, custodian or similar officer of Customer, such affiliate or such property;

         (e)      DWR is informed of Customer's death or mental incapacity; or

         (f) if an attachment or similar order is levied against the Account or any other account maintained by Customer or any affiliate of Customer with DWR;

         DWR shall have the right to (i) satisfy any obligations due DWR out of any Customer's property in DWR's custody or control, (ii) liquidate any or all of Customer's commodity interest positions, (iii) cancel any or all of Customer's outstanding orders, (iv) treat any or all of Customer's obligations due DWR as immediately due and payable, (v) sell any or all of Customer's property in DWR's custody or control in such manner as DWR determines to be commercially reasonable, and/or (vi) terminate any or all of DWR's obligations for future performance to Customer, all without any notice to or demand on Customer. Any sale hereunder may be made in any commercially reasonable manner. Customer agrees that a prior demand, call or notice shall not be considered a waiver of DWR's right to act without demand or notice as herein provided, that Customer shall at all times be liable for the payment of any debit balance owing in each account upon demand whether occurring upon a liquidation as provided under this Section 15 or otherwise under this Agreement, and that in all cases Customer shall be liable for any deficiency remaining in each Account in the event of liquidation thereof in whole or in part together with interest thereon and all costs relating to liquidation and collection (including reasonable attorneys' fees).

16. CUSTOMER REPRESENTATIONS, WARRANTIES AND AGREEMENTS - Customer represents and warrants to and agrees with DWR that:

         (a) Customer has full power and authority to enter into this Agreement and to engage in the transactions and perform its obligations hereunder and contemplated hereby and (i) if a corporation or a limited liability company, is duly organized under the laws of the jurisdiction set forth in the accompanying Futures Account Application, or (ii) if a partnership, is duly organized pursuant to a written partnership agreement and the general partner executing this Agreement is duly authorized to do so under the partnership agreement;

         (b) Neither Customer nor any partner, director, officer, member, manager or employee of Customer nor any affiliate of Customer is a partner, director, officer, member, manager or employee of a futures commission merchant introducing broker, exchange or self-regulatory organization or an employee or commissioner of the Commodity Futures Trading Commission (the "CFTC"), except as previously disclosed in writing to DWR;

         (c) The accompanying Futures Account Application and Personal Financial Statements, if applicable, (including any financial statements furnished in connection therewith) are true, correct and complete. Except as disclosed on the accompanying Futures Account Application or otherwise provided in writing,
                  (i) Customer is not a commodity pool or is exempt from registration under the rules of the Commission, and (ii) Customer is acting solely as principal and no one other than Customer has any interest in any Account of Customer. Customer hereby authorizes DWR to contact such banks, financial institutions and credit agencies as DWR shall deem appropriate for verification of the information contained herein.

         (d) Customer has determined that trading in commodity interests is appropriate for Customer, is prudent in all respects and does not and will not violate Customer's charter or by-laws (or other comparable governing document) or any law, rule, regulation, judgment, decree, order or agreement to which Customer or its property is subject or bound;

         (e) As required by CFTC regulations, Customer shall create, retain and produce upon request of the applicable contract market, the CFTC or the United States Department of Justice documents (such as contracts, confirmations, telex printouts, invoices and documents of title) with respect to cash transactions underlying exchanges of futures for cash commodities or exchange of futures in connection with cash commodity transactions;

         (f) Customer consents to the electronic recording, at DWR's discretion, of any or all telephone conversations with DWR (without automatic tone warning device), the use of same as evidence by either party in any action or proceeding arising out of the Agreement and in DWR's erasure, at its discretion, of any recording as part of its regular procedure for handling of recordings;

         (g) Absent a separate written agreement between Customer and DWR with respect to give-ups, DWR, in its discretion, may, but shall have no obligation to, accept from other brokers commodity interest transactions executed by such brokers on an exchange for Customer and proposed to be "given-up" to DWR for clearance and/or carrying in the Account;

         (h) DWR, for and on behalf of Customer, is authorized and empowered to place orders for commodity interest transactions through one or more electronic or automated trading systems maintained or operated by or under the auspices of an exchange, that DWR shall not be liable or obligated to Customer for any loss, damage, liability, cost or expense (including but not limited to loss of profits, loss of use, incidental or consequential damages) incurred or sustained by Customer and arising in whole or in part, directly or indirectly, from any fault, delay, omission, inaccuracy or termination of a system or DWR's inability to enter, cancel or modify an order on behalf of Customer on or through a system. The provisions of this Section 16(h) shall apply regardless of whether any customer claim arises in contract, negligence, tort, strict liability, breach of fiduciary obligations or otherwise; and

         (i) If Customer is subject to the Financial Institution Reform, Recovery and Enforcement Act of 1989, the certified resolutions set forth following this Agreement have been caused to be reflected in the minutes of Customer's Board of Directors (or other comparable governing body) and this Agreement is and shall be, continuously from the date hereof, an official record of Customer.

         Customer agrees to promptly notify DWR in writing if any of the warranties and representations contained in this Section 16 becomes inaccurate or in any way ceases to be true, complete and correct.

17. SUCCESSORS AND ASSIGNS - This Agreement shall inure to the benefit of DWR, its successors and assigns, and shall be binding upon Customer and Customer's executors, trustees, administrators, successors and assigns, provided, however, that this Agreement is not assignable by Customer without the prior written consent of DWR.

18. MODIFICATION OF AGREEMENT BY DWR; NON-WAIVER PROVISION - This Agreement may only be altered, modified or amended by mutual written consent of the parties, except that if DWR notifies Customer of a change in this Agreement and Customer thereafter effects a commodity interest transaction in an account, Customer agrees that such action by Customer will constitute consent by Customer to such change. No employee of DWR other than DWR's General Counsel or his or her designee, has any authority to alter, modify, amend or waive in any respect any of the terms of this Agreement. The rights and remedies conferred upon DWR shall be cumulative, and its forbearance to take any remedial action available to it under this Agreement shall not waive its right at any time or from time to time thereafter to take such action.

19. SEVERABILITY - If any term or provision hereof or the application thereof to any persons or circumstances shall to any extent be contrary to any exchange, government or self-regulatory regulation or contrary to any federal, state or local law or otherwise be invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to persons or circumstances other than those as to which it is contrary, invalid or unenforceable, shall not be affected thereby.

20. CAPTIONS - All captions used herein are for convenience only, are not a part of this Agreement, and are not to be used in construing or interpreting any aspect of this Agreement.

21. TERMINATION - This Agreement shall continue in force until written notice of termination is given by Customer or DWR. Termination shall not relieve either party of any liability or obligation incurred prior to such notice. Upon giving or receiving notice of termination, Customer will promptly take all action necessary to transfer all open positions in each account to another futures commission merchant.

22. ENTIRE AGREEMENT - This Agreement constitutes the entire agreement between Customer and DWR with respect to the subject matter hereof and supersedes any prior agreements between the parties with respect to such subject matter.

23.      GOVERNING LAW; CONSENT TO JURISDICTION -

         (a) In case of a dispute between Customer and DWR arising out of or relating to the making or performance of this Agreement or any transaction pursuant to this Agreement (i) this Agreement and its enforcement shall be governed by the laws of the State of New York without regard to principles of conflicts of laws, and (ii) Customer will bring any legal proceeding against DWR in, and Customer hereby consents in any legal proceeding by DWR to the jurisdiction of, any state or federal court located within the State and City of New York in connection with all legal proceedings arising directly, indirectly or otherwise in connection with, out of, related to or from Customer's Account, transactions contemplated by this Agreement or the breach thereof. Customer hereby waives all objections Customer, at any time, may have as to the propriety of the court in which any such legal proceedings may be commenced. Customer also agrees that any service of process mailed to Customer at any address specified to DWR shall be deemed a proper service of process on the undersigned.

         (b) Notwithstanding the provisions of Section 23 (a)(ii), Customer may elect at this time to have all disputes described in this Section resolved by arbitration. To make such election, Customer must sign the Arbitration Agreement set forth in
                  Section 24. Notwithstanding such election, any question relating to whether Customer or DWR has commenced an arbitration proceeding in a timely manner, whether a dispute is within the scope of the Arbitration Agreement or whether a party (other than Customer or DWR) has consented to arbitration and all proceedings to compel arbitration shall be determined by a court as specified in Section 23 (a)(ii).

24. ARBITRATION AGREEMENT (OPTIONAL) - Every dispute between Customer and DWR arising out of or relating to the making or performance of this Agreement or any transaction pursuant to this Agreement, shall be settled by arbitration in accordance with the rules, then in effect, of the National Futures Association, the contract market upon which the transaction giving rise to the claim was executed, or the National Association of Securities Dealers as Customer may elect. If Customer does not make such election by registered mail addressed to DWR at 130 Liberty Street, 29th Floor, New York, NY 10006; Attention: Deputy General Counsel, within 45 days after demand by DWR that the Customer make such election, then DWR may make such election. DWR agrees to pay any incremental fees which may be assessed by a qualified forum for making available a "mixed panel" of arbitrators, unless the arbitrators determine that Customer has acted in bad faith in initiating or conducting the proceedings. Judgment upon any award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

         IN ADDITION TO FOREIGN FORUMS, THREE FORUMS EXIST FOR THE RESOLUTION OF COMMODITY DISPUTES: CIVIL COURT LITIGATION, REPARATIONS AT THE COMMODITY FUTURES TRADING COMMISSION ("CFTC") AND ARBITRATION CONDUCTED BY A SELF-REGULATORY OR OTHER PRIVATE ORGANIZATION.

         THE CFTC RECOGNIZES THAT THE OPPORTUNITY TO SETTLE DISPUTES BY ARBITRATION MAY IN SOME CASES PROVIDE MANY BENEFITS TO CUSTOMERS, INCLUDING THE ABILITY TO OBTAIN AN EXPEDITIOUS AND FINAL RESOLUTION OF DISPUTES WITHOUT INCURRING SUBSTANTIAL COSTS. THE CFTC REQUIRES, HOWEVER, THAT EACH CUSTOMER INDIVIDUALLY EXAMINE THE RELATIVE MERITS OF ARBITRATION AND THAT YOUR CONSENT TO THIS ARBITRATION AGREEMENT BE VOLUNTARY.

         BY SIGNING THIS AGREEMENT, YOU (1) MAY BE WAIVING YOUR RIGHT TO SUE IN A COURT OF LAW AND (2) ARE AGREEING TO BE BOUND BY ARBITRATION OF ANY

         CLAIMS OR COUNTERCLAIMS WHICH YOU OR DWR MAY SUBMIT TO ARBITRATION UNDER THIS AGREEMENT. YOU ARE NOT, HOWEVER, WAIVING YOUR RIGHT TO ELECT INSTEAD TO PETITION THE CFTC TO INSTITUTE REPARATIONS PROCEEDINGS UNDER
         SECTION 14 OF THE COMMODITY EXCHANGE ACT WITH RESPECT TO ANY DISPUTE WHICH MAY BE ARBITRATED PURSUANT TO THIS AGREEMENT. IN THE EVENT A DISPUTE ARISES, YOU WILL BE NOTIFIED IF DWR INTENDS TO SUBMIT THE DISPUTE TO ARBITRATION. IF YOU BELIEVE A VIOLATION OF THE COMMODITY EXCHANGE ACT IS INVOLVED AND IF YOU PREFER TO REQUEST A SECTION 14 "REPARATIONS" PROCEEDINGS BEFORE THE CFTC, YOU WILL HAVE 45 DAYS FROM THE DATE OF SUCH NOTICE IN WHICH TO MAKE THAT ELECTION.

         YOU NEED NOT AGREE TO THIS ARBITRATION AGREEMENT TO OPEN AN ACCOUNT WITH DWR. See 17 CFR 180.1-180.5. ACCEPTANCE OF THIS ARBITRATION AGREEMENT REQUIRES A SEPARATE SIGNATURE ON PAGE 8.

25. CONSENT TO TAKE THE OTHER SIDE OF ORDERS (OPTIONAL) - Without its prior notice, Customer agrees that when DWR executes sell or buy orders on Customer's behalf, DWR, its directors, officers, employees, agents, affiliates, and any floor broker may take the other side of Customer's transaction through any account of such person subject to its being executed at prevailing prices in accordance with and subject to the limitations and conditions, if any, contained in applicable rules and regulations.

26. AUTHORIZATION TO TRANSFER FUNDS (OPTIONAL) - Without limiting other provisions herein, DWR is authorized to transfer from any segregated account subject to the Commodity Exchange Act carried by DWR for the Customer to any other account carried by DWR for the Customer such amount of excess funds as in DWR's judgment may be necessary at any time to avoid a margin call or to reduce a debit balance in said account. It is understood that DWR will confirm in writing each such transfer of funds made pursuant to this authorization within a reasonable time after such transfer.

27. SUBORDINATION AGREEMENT (Applies only to Accounts with funds held in foreign countries) - Funds of customers trading on United States contract markets may be held in accounts denominated in a foreign currency with depositories located outside the United States or its territories if the customer is domiciled in a foreign country or if the funds are held in connection with contracts priced and settled in a foreign currency. Such accounts are subject to the risk that events could occur which hinder or prevent the availability of these funds for distribution to customers. Such accounts also may be subject to foreign currency exchange rate risks.

         If authorized below, Customer authorizes the deposit of funds into such foreign depositories. For customers domiciled in the United States, this authorization permits the holding of funds in regulated accounts offshore only if such funds are used to margin, guarantee, or secure positions in such contracts or accrue as a result of such positions. In order to avoid the possible dilution of other customer funds, a customer who has funds held outside the United States agrees by accepting this subordination agreement that his claims based on such funds will be subordinated as described below in the unlikely event both of the following conditions are met: (1) DWR is placed in receivership or bankruptcy, and (2) there are insufficient funds available for distribution denominated in the foreign currency as to which the customer has a claim to satisfy all claims against those funds.

         By initialing the Subordination Agreement below, Customer agrees that if both of the conditions listed above occur, its claim against DWR's assets attributable to funds held overseas in a particular foreign currency may be satisfied out of segregated customer funds held in accounts denominated in dollars or other foreign currencies only after each customer whose funds are held in dollars or in such other foreign currencies receives its pro-rata portion of such funds. It is further agreed that in no event may a customer whose funds are held overseas receive more than its pro-rata share of the aggregate pool consisting of funds held in dollars, funds held in the particular foreign currency, and non-segregated assets of DWR.

OPTIONAL ELECTIONS

The following provisions, which are set forth in this agreement, need not be entered into to open the Account. Customer agrees that its optional elections are as follows:

                                            Signature required for each election

ARBITRATION AGREEMENT:

(Agreement Paragraph 24)
                                            -----------------------------------

CONSENT TO TAKE THE OTHER SIDE OF ORDERS:

(Agreement Paragraph 25)                    X
                                            -----------------------------------

AUTHORIZATION TO TRANSFER FUNDS:

(Agreement Paragraph 26)                    X
                                            -----------------------------------

ACKNOWLEDGEMENT TO SUBORDINATION AGREEMENT

(Agreement Paragraph 27)                    X
                                            -----------------------------------
                                            (Required for accounts holding
                                             non-U.S. currency)

--------------------------------------------------------------------------------

HEDGE ELECTION

     Customer confirms that all transactions in the Account will represent bona fide hedging transactions, as defined by the Commodity Futures Trading Commission, unless DWR is notified otherwise not later than the time an
     order is placed for the Account [check box if applicable]:            / /

Pursuant to CFTC Regulation 190.06(d), Customer specifies and agrees, with respect to hedging transactions in the Account, that in the unlikely event of DWR's bankruptcy, it prefers that the bankruptcy trustee [check appropriate box]:

     A. Liquidate all open contracts without first seeking instructions either
        from or on behalf of Customer.                                     / /

     B. Attempt to obtain instructions with respect to the disposition of all open contracts. (If neither box is checked, Customer shall be deemed
        to elect A)                                                        / /

--------------------------------------------------------------------------------

ACKNOWLEDGEMENT OF RECEIPT OF RISK DISCLOSURE STATEMENTS

The undersigned each hereby acknowledges its separate receipt from DWR, and its understanding of each of the following documents prior to the opening of the account:

* Risk Disclosure Statement for Futures and Options (in the        * Project ATM Customer Information Statement
  form prescribed by CFTC Regulation 1.55(c))

* LME Risk Warning Notice                                          * Questions & Answers on Flexible Options Trading at the
                                                                     CBOT

* Dean Witter Order Presumption for After Hours Electronic         * CME Average Pricing System Disclosure Statement
  Markets

* NYMEX ACCESSSM Risk Disclosure Statement                         * Special Notice to Foreign Brokers and Foreign Traders
* Globex(R) Customer Information and Risk Disclosure Statement

--------------------------------------------------------------------------------

REQUIRED SIGNATURES

The undersigned has received, read, understands and agrees to all the provisions of this Agreement and the separate risk disclosure statements enumerated above and agrees to promptly notify DWR in writing if any of the warranties and representations contained herein become inaccurate or in any way cease to be true, complete and correct.

MORGAN STANLEY DEAN WITTER SPECTRUM ___________________ L.P.

--------------------------------------------------------------------------------
CUSTOMER NAME(S)

By:      DEMETER MANAGEMENT CORPORATION

By:
-------------------------------------------------  -----------------------------
AUTHORIZED SIGNATURE(S)                               DATE

--------------------------------------------------------------------------------
Robert E. Murray, President

--------------------------------------------------------------------------------
(If applicable, print name and title of signatory)

                                                                   EXHIBIT 10.11



                                     FORM OF

                      COMMODITY FUTURES CUSTOMER AGREEMENT

                                     BETWEEN

            Morgan Stanley Dean Witter Spectrum _______________ L.P.

                                       AND

                        MORGAN STANLEY & CO. INCORPORATED

         This Commodity Futures Customer Agreement ("Agreement"), dated as of June ___, 2000 between Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Morgan Stanley Dean Witter Spectrum ________________ L.P. ("Customer"), and acknowledged and agreed to Dean Witter Reynolds Inc., the non-clearing commodity broker for the Customer ("DWR"), shall govern the purchase and sale by Morgan Stanley of commodity futures contracts and options thereon (collectively, "Contracts") for the account and risk of Customer through one or more accounts carried by Morgan Stanley on behalf and in the name of Customer (collectively, the "Account").


         1. Applicable Law. The Account and all transactions and agreements in respect of the Account shall be subject to all applicable Federal, state, exchange, clearing house and self-regulatory agency rules, regulations and interpretations and custom and usage of the trade. All such rules, regulations, interpretations, custom and usage are hereinafter collectively referred to as "Applicable Law."

         2. Customer's Representations and Warranties. Customer represents and warrants that (a) Customer has full right, power and authority to enter into this Agreement, and the person executing this Agreement on behalf of Customer is authorized to do so; (b) this Agreement is binding on Customer and enforceable against Customer in accordance with its terms; (c) Customer may lawfully establish and open the Account for the purpose of effecting purchases and sales of Contracts through Morgan Stanley; (d) transactions entered into pursuant to this Agreement will not violate any applicable law (including any Applicable
Law) to which Customer is subject or any agreement to which Customer is subject or a party; and (e) all information provided by Customer in the Account Application preceding this Agreement (which Application and the information contained therein hereby is incorporated into this Agreement) is true and correct and Customer shall immediately (and in no event later than within one business day) notify Morgan Stanley of any change in such information.

         3.       Payment and Interest Obligations.

                  (a) Compensation Payments to Morgan Stanley. Customer shall pay Morgan Stanley upon demand (a) all floor brokerage charges, give-up fees, contract market, clearing house, National Futures Association ("NFA") or clearing member fees or charges; (b) any tax imposed on such transactions by any competent taxing authority; (c) the amount of any trading losses in the Account;
(d) any debit balance or deficiency in the Account; and (e) any other amounts owed by Customer to Morgan Stanley with respect to the Account or any transactions therein. DWR shall pay Morgan Stanley such charges with respect to the execution and clearing of trades for Customer as DWR and Morgan Stanley shall agree from time to time.

                  (b) Payment of Interest. The Customer's assets deposited with Morgan Stanley will be segregated or secured in accordance with the Commodity Exchange Act and regulations of the Commodity Futures Trading Commission ("CFTC") and will be invested in accord with Morgan Stanley's customary practice for investment of its futures customer funds. All of Customer's funds will be available for margin for the Customer's trading. Morgan Stanley shall pay to DWR at each month-end interest on Customer's funds in its possession as agreed between Morgan Stanley and DWR from time to time. The Customer understands that it will not receive any interest income on its assets held by Morgan Stanley other than that paid by DWR pursuant to the Customer's DWR Customer Agreement. DWR shall pay Morgan Stanley interest on any debit balances in the Account at such rates as Morgan Stanley and DWR shall agree from time to time.

                  (c) Netting. The parties agree that all payment obligations of Customer to Morgan Stanley under this Agreement and all payment obligations of Morgan Stanley to Customer under this Agreement will be netted against each other to result in one net payment amount.

         4.       Customer's Events Of Default; Morgan Stanley's Remedies.

                  (a) Events of Default. As used herein, each of the following shall be deemed an "Event of Default": (i) the commencement of a case under any Federal or state bankruptcy, insolvency or reorganization law, or the filing of a petition for the appointment of a receiver by or against Customer, an assignment made by Customer for the benefit of creditors, an admission in writing by Customer that it is insolvent or is unable to pay its debts when they mature, or the suspension by the Customer of its usual business or any material portion thereof; (ii) the issuance of any warrant or order of attachment against the Account or the levy of a judgment against the Account; (iii) if Customer is an employee benefit plan, the termination of Customer or the filing by Customer of a notice of intent to terminate with a governmental agency or body, or the receipt of a notice of intent to terminate Customer from a governmental agency or body, or the inability of Customer to pay benefits under the relevant employment benefit plan when due; (iv) the failure by Customer to deposit or maintain margins, to pay required premiums, or to make payments required by
Section 3 hereof; (v) the failure by Customer to perform, in any material respect, its obligations hereunder.

                (b) Remedies. Upon the occurrence of an Event of Default or in the event Morgan Stanley, in its sole and absolute discretion, considers it necessary for its protection, Morgan Stanley shall have the right, in addition to any other remedy available to Morgan Stanley at law or in equity, and in addition to any other action Morgan Stanley may deem appropriate under the circumstances, to liquidate any or all open Contracts held in or for the Account, sell any or all of the securities or other property of Customer held by Morgan Stanley and to apply the proceeds thereof to any amounts owed by Customer to Morgan Stanley, borrow or buy any options, securities, Contracts or other property for the Account and cancel any unfilled orders for the purchase or sale of Contracts for the Account, or take such other or further actions Morgan Stanley, in its reasonable discretion, deems necessary or appropriate for its protection, all without demand for margin and without notice or advertisement. Any such action may be made at the discretion of Morgan Stanley in any commercially reasonable manner. In the event Morgan Stanley's position would not be jeopardized thereby, Morgan Stanley will make reasonable efforts under the circumstances to notify Customer prior to taking any such action. A prior demand or margin call of any kind from Morgan Stanley or prior notice from Morgan Stanley shall not be considered a waiver of Morgan Stanley's right to take any action without notice or demand. In the event Morgan Stanley exercises any remedies available to it under this Agreement, Customer shall reimburse, compensate and indemnify Morgan Stanley for any and all costs, losses, penalties, fines, taxes and damages that Morgan Stanley may incur, including reasonable attorneys' fees incurred in connection with the exercise of its remedies and the recovery of any such costs, losses, penalties, fines, taxes and damages.

         5.       Standard of Liability and Indemnification.

                  (a) Standard of Liability. Morgan Stanley and its affiliates (as defined below) shall not be liable to Customer, the general partner or the limited partners, or any of its or their respective successors or assigns, for any act, omission, conduct, or activity undertaken by or on behalf of the Customer pursuant to this Agreement which Morgan Stanley determines, in good faith, to be in the best interest of the Customer, unless such act, omission, conduct, or activity by Morgan Stanley or its affiliates constituted misconduct or negligence. Without limiting the foregoing, Morgan Stanley shall have no responsibility or liability to Customer hereunder (i) in connection with the performance or non-performance by any contract market, clearing house, clearing firm or other third party (including floor brokers not selected by Morgan Stanley and banks) to Morgan Stanley of its obligations in respect of any Contract or other property of Customer; (ii) as a result of any prediction, recommendation or advice made or given by a representative of Morgan Stanley whether or not made or given at the request of Customer; (iii) as a result of Morgan Stanley's reliance on any instructions, notices and communications that it believes to be that of an individual authorized to act on behalf of Customer;
(iv) as a result of any delay in the performance or non-performance of any of Morgan Stanley's obligations hereunder directly or indirectly caused by the occurrence of any contingency beyond the control of Morgan Stanley including, but not limited to, the unscheduled closure of an exchange or contract market or delays in the transmission of orders due to breakdowns or failures of transmission or communication facilities, execution, and/or trading facilities or other systems (including, without limitation, GLOBEX, ACCESS, or other electronic trading systems, facilities or services), it being understood that Morgan Stanley shall be excused from performance of its obligations hereunder for such period of time as is reasonably necessary after such occurrence to remedy the effects therefrom; (v) as a result of any action taken by Morgan Stanley or its floor brokers to comply with Applicable Law; or (vi) for any acts or omissions of those neither employed nor supervised by Morgan Stanley. In no event will Morgan Stanley be liable to Customer for consequential, incidental or special damages hereunder.

                  (b) Indemnification by Customer. Customer shall indemnify, defend and hold harmless Morgan Stanley and its affiliates from and against any loss, liability, damage, cost or expense (including attorneys' and accountants' fees and expenses incurred in the defense of any demands, claims or lawsuits) actually and reasonably incurred arising from any act, omission, conduct, or activity undertaken by Morgan Stanley on behalf of Customer, including, without limitation, any demands, claims or lawsuits initiated by a limited partner (or assignee thereof); provided that (i) Morgan Stanley has determined, in good faith, that the act, omission, conduct, or activity giving rise to the claim for indemnification was in the best interests of the Customer, and (ii) the act, omission, conduct or activity that was the basis for such loss, liability, damage, cost or expense was not the result of misconduct or negligence. Notwithstanding the foregoing, no indemnification of Morgan Stanley or its affiliates by Customer shall be permitted for any losses, liabilities or expenses arising from or out of any alleged violation of federal or state securities laws unless (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee, or (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee, or (iii) a court of competent jurisdiction approves a settlement of the claims against the particular indemnitee and finds that indemnification of the settlement and related costs should be made, provided with regard to such court approval, the indemnitee must apprise the court of the position of the SEC and the positions of the respective securities administrators of Massachusetts, Missouri, Tennessee and/or those other states and jurisdictions in which the plaintiffs claim that they were offered or sold Units, with respect to indemnification for securities laws violations before seeking court approval for indemnification. Furthermore, in any action or proceeding brought by a limited partner in the right of Customer to which Morgan Stanley or any affiliate thereof is a party defendant, any such person shall be indemnified only to the extent and subject to the conditions specified in the Delaware Revised Uniform Limited Partnership Act, as amended, and this Section 5. The Customer shall make advances to Morgan Stanley or its affiliates hereunder only if: (i) the demand, claim lawsuit or legal action relates to the performance of duties or services by such persons to Customer; (ii) such demand, claim lawsuit or legal action is not initiated by a limited partner; and (iii) such advances are repaid, with interest at the legal rate under Delaware law, if the person receiving such advance is ultimately found not to be entitled to indemnification hereunder.

                  (c) Indemnification by Morgan Stanley. Morgan Stanley shall indemnify, defend and hold harmless Customer and its successors or assigns from and against any losses, liabilities, damages, costs or expenses (including in connection with the defense or settlement of claims; provided Morgan Stanley has approved such settlement) incurred as a direct result of the activities of Morgan Stanley or its affiliates, provided, further, that the act, omission, conduct or activity giving rise to the claim for indemnification was the result of bad faith, misconduct or negligence of Morgan Stanley or its affiliates.

                  (d) Limitation on Indemnities. The indemnities provided in this Section 5 by Customer to Morgan Stanley and its affiliates shall be inapplicable in the event of any losses, liabilities, damages, costs or expenses arising out of, or based upon, any material breach of any agreement of Morgan Stanley contained in this Agreement to the extent caused by such event. Likewise, the indemnities provided in this Section 5 by Morgan Stanley to Customer and its successors and assigns shall be inapplicable in the event of any losses, liabilities, damages, costs or expenses arising out of, or based upon, any material breach of any representation, warranty or agreement of Customer contained in this Agreement to the extent caused by such breach.

                  (e) Definition of "Affiliate." As used in this Section 5, the term "affiliate" of Morgan Stanley shall mean: (i) any natural person, partnership, corporation, association, or other legal entity directly or indirectly owning, controlling, or holding with power to vote 10% or more of the outstanding voting securities of Morgan Stanley; (ii) any partnership, corporation, association, or other legal entity 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote by Morgan Stanley; (iii) any natural person, partnership, corporation, association, or other legal entity directly or indirectly controlling, controlled by, or under common control with, Morgan Stanley; or
(iv) any officer or director of Morgan Stanley. Notwithstanding the foregoing, "affiliates" for purposes of this Section 5 shall include only those persons acting on behalf of Morgan Stanley and performing services for Customer within the scope of the authority of Morgan Stanley, as set forth in this Agreement.

         6. General Agreements. The parties agree that:

                (a) Morgan Stanley's Responsibility. Morgan Stanley is not acting as a fiduciary, foundation manager, commodity pool operator, commodity trading advisor or investment adviser in respect of any Account opened by Customer. Morgan Stanley shall have no responsibility hereunder for compliance with any law or regulation governing the conduct of fiduciaries, foundation managers, commodity pool operators, commodity trading advisors or investment advisers.

                           Morgan Stanley agrees to furnish to the Customer as
soon as practicable all of the information from time to time in its possession which Customer may be required to furnish to its limited partners pursuant to its limited partnership agreement and as otherwise required by Applicable Law. Morgan Stanley shall disclose such information regarding itself and its affiliates (including, without limitation, financial statements) as may be required by the Customer for SEC, CFTC and state blue sky disclosure purposes. Morgan Stanley agrees to notify the applicable trading advisor for the Customer (each a "Trading Advisor") immediately upon discovery of any error committed by Morgan Stanley or any of its agents with respect to a trade for the Customer's account which Morgan Stanley believes was not executed or cleared in accordance with proper instructions given by the Customer, its Trading Advisors or any other authorized agent of Customer. Errors made by floor brokers appointed or selected by Morgan Stanley shall constitute errors made by Morgan Stanley. However, Morgan Stanley shall not be responsible for errors committed by the Trading Advisors.

                           Morgan Stanley agrees to report to DWR its own errors
and the errors of any Trading Advisor for the Account which Morgan Stanley becomes aware of, provided that such reporting may be via telephone. Notwithstanding the foregoing, the failure to comply with such reporting obligation does not increase Morgan Stanley's liability for its own errors beyond that otherwise expressly set forth in this Agreement, nor does it make Morgan Stanley in any way responsible for errors committed by the Trading Advisors.

                           Morgan Stanley acknowledges that the other
partnerships of which Demeter Management Corporation (the general partner of Customer) is the general partner, do not constitute affiliates of the Customer.

                  (b) Advice. All advice communicated by Morgan Stanley with respect to any Account opened by Customer hereunder is incidental to the conduct of Morgan Stanley's business as a futures commission merchant and such advice will not serve as the primary basis for any decision made by or on behalf of Customer in respect of the Account, regardless of whether Customer relies on the advice of Morgan Stanley in making any such decision. Customer acknowledges that Morgan Stanley and its managing directors, officers, employees and affiliates may take or hold positions in, or advise other customers concerning, Contracts that are the subject of advice from Morgan Stanley to Customer. The positions and advice of Morgan Stanley and its managing directors, officers, employees and affiliates may be inconsistent with or contrary to positions of, and the advice given by, Morgan Stanley to Customer.

                (c) Recording. Each of Morgan Stanley, the Customer, DWR and their respective officers, agents and employees, in their sole and absolute discretion, may record, on tape or otherwise, any telephone conversation between or among Morgan Stanley, the Customer or DWR with respect to the Account and transactions therein and each of Morgan Stanley, the Customer and DWR hereby agrees and consents thereto.

                (d)        Acceptance of Orders; Position Limits.

                         (i) Morgan Stanley shall have the right to limit the size of open positions (net or gross) of Customer with respect to the Account at any time and to refuse acceptance of orders to establish new positions, whether such refusal or limitation is required by, or based on position limits imposed under, Applicable Law. Morgan Stanley shall immediately notify Customer of its rejection of any order. Unless specified by Customer, Morgan Stanley may designate the exchange or other markets (including, without limitation, GLOBEX or ACCESS) on which it will attempt to execute orders.

                         (ii) Customer shall file or cause to be filed all applications or reports required under Applicable Law with the CFTC or the relevant contract market or clearing house, and shall provide Morgan Stanley with a copy of such applications or reports and such other information as Morgan Stanley may reasonably request in connection therewith.

                  (e) Original and Variation Margin; Premiums; Other Contract Obligations. Customer shall make, or cause to be made, all applicable original margin, intra-day margin and premium payments, and perform all other obligations attendant to transactions or positions in such Contracts, as may be required by Applicable Law or by Morgan Stanley. Requests for margin deposits and/or premium payments may, at Morgan Stanley's election, be communicated to Customer orally, telephonically or in writing. Customer margin deposits and/or premium payments shall be made by wire transfer to Morgan Stanley's Customer Segregated Account and shall be in U.S. dollars unless Morgan Stanley and the Customer specifically agree otherwise. All Contracts for the Account shall be margined at the applicable exchange or clearing house minimum rates for speculative accounts.

                  (f) Security Interest and Rights Respecting Collateral. Except to the extent proscribed by Applicable Law not subject to waiver, all Contracts, cash, securities, and/or any other property of Customer whatsoever (collectively, the "Collateral") at any time held by Morgan Stanley or its affiliates, or carried by others for the Account, hereby are pledged to Morgan Stanley and shall be subject to a general lien and security interest in Morgan Stanley's favor to secure any indebtedness or other amounts, obligations and/or liabilities at any time owing from Customer to Morgan Stanley (collectively, the "Customer's Liabilities"). Customer hereby grants Morgan Stanley the right to borrow, pledge, repledge, hypothecate, rehypothecate, loan or invest any of the Collateral held by Morgan Stanley, including utilizing the Collateral to purchase United States Government Treasury obligations pursuant to repurchase agreements or reverse repurchase agreements with any party, in each case without notice to Customer and without any obligation to pay or to account to Customer for any interest, income or benefit that may be derived therefrom. The rights of Morgan Stanley set forth above shall be qualified by any applicable requirements for segregation of customers' property under Applicable Law. Morgan Stanley commits to Customer that Morgan Stanley will not issue a Notice of Exclusive Control under the Control Agreement between Morgan Stanley and DWR unless Morgan Stanley determines there is a default under this Agreement.

                  (g) Reports and Objections. All confirmations, purchase and sale notices, correction notices and account statements (collectively, "Statements") shall be submitted to Customer and shall be conclusive and binding on Customer unless Customer notifies Morgan Stanley of any objection thereto prior to the opening of trading on the contract market on which such transaction occurred on the business day following the day on which Customer receives such Statement; provided that, with respect to monthly Statements, Customer may notify Morgan Stanley of any objection thereto within five business days after receipt of such monthly Statement, provided the objection could not have been raised at the time any prior Statement was received by Customer as provided for above. Any such notice of objection, if given orally to Morgan Stanley, shall immediately (and no later than within one business day) be confirmed in writing by Customer.

                  (h)      Delivery Procedures; Options Allocation Procedure.

                           (i) Customer will provide Morgan Stanley with instructions either to liquidate Contracts previously established by Customer, make or take delivery under any such Contracts, or exercise options entered into by Customer, within such time limits as may be specified by Morgan Stanley. Morgan Stanley shall have no responsibility to take any action on behalf of Customer or positions in the Account unless and until Morgan Stanley receives oral or written instructions reasonably acceptable to Morgan Stanley indicating the action Morgan Stanley is to take. Funds sufficient to take delivery pursuant to such Contract or deliverable grade commodities to make delivery pursuant to such Contract must be delivered to Morgan Stanley at such time as Morgan Stanley may require in connection with any delivery.

                           (ii) Short option Contracts may be subject to exercise at any time. Exercise notices received by Morgan Stanley from the applicable contract market with respect to option Contracts sold by Customer may be allocated to Customer pursuant to a random allocation procedure, and Customer shall be bound by any such allocation of exercise notices. In the event of any allocation to Customer, unless Morgan Stanley has previously received instructions from Customer, Morgan Stanley's sole responsibility shall be to use its best efforts to notify Customer of such allocation.

                           (iii) If Customer fails to comply with any of the foregoing obligations, Morgan Stanley may, in its sole and absolute discretion, liquidate any open positions, make or receive delivery of any commodities or instruments, or exercise or allow the expiration of any options, in such manner and on such terms as Morgan Stanley, in its sole and absolute discretion, deems necessary or appropriate, and Customer shall indemnify and hold Morgan Stanley harmless as a result of any action taken or not taken by Morgan Stanley in connection therewith or pursuant to Customer's instructions.

                (i) Financial and Other Information. Customer shall provide to Morgan Stanley such financial information regarding Customer as Morgan Stanley may from time to time reasonably request. Customer shall notify Morgan Stanley immediately (and no later than within one business day) if the financial condition of Customer changes materially and adversely from that shown in the most recent financial information theretofore provided to Morgan Stanley. An investigation may be conducted pertaining to Customer's credit standing and business.

                (j) Currency Exchange Risk. Customer shall bear all risk and cost in respect of the conversion of currencies incident to transactions effected on behalf of Customer pursuant hereto.

         7. Termination. This Agreement may be terminated at any time by Customer or Morgan Stanley upon thirty (30) days by written notice to the other. In the event of such notice, Customer shall either close out open positions in the Account or arrange for such open positions to be transferred to another futures commission merchant. Upon satisfaction by Customer of all of Customer's Liabilities, Morgan Stanley shall transfer to another futures commission merchant all Contracts, if any, then held for the Account, and shall transfer to Customer or to another futures commission merchant, as Customer may instruct, all cash, securities and other property held in the Account, whereupon this Agreement shall terminate. Notwithstanding the foregoing, in the event Morgan Stanley is required by a regulatory authority to transfer the account to another futures commission merchant or in the event that Morgan Stanley abandons the Futures Commission Merchant ("FCM") business, then Morgan Stanley shall have the right to terminate this Agreement by written notice effective the date contained therein, provided that Morgan Stanley cooperates in the transfer of open positions to another FCM and that the termination of the Agreement is not made effective earlier than the completion of the transfer.

         8.       Miscellaneous.

                  (a) Severability. If any provision of this Agreement is, or at any time becomes, inconsistent with any present or future law, rule or regulation of any exchange or other market, sovereign government or regulatory body thereof, and if any of these authorities have jurisdiction over the subject matter of this Agreement, the inconsistent provision shall be deemed superseded or modified to conform with such law, rule or regulation but in all other respects, this Agreement shall continue and remain in full force and effect.

                  (b) Binding Effect. This Agreement shall be binding on and inure to the benefit of the parties and their successors. Morgan Stanley shall have the right to transfer or assign this Agreement (and thereby the Account) to any successor entity in its sole and absolute discretion and without obtaining the consent of Customer.

                  (c) Entire Agreement. This Agreement contains the entire agreement between the parties and supersedes any prior agreements between the parties as to the subject matter hereof. No provision of this Agreement shall in any respect be waived, altered, modified, or amended unless such waiver, alteration, modification or amendment is signed by the party against whom such waiver, alteration, modification or amendment is to be enforced.

                  (d) Currency Denomination. Unless another currency is designated in the confirmations reporting transactions entered into by Customer, all margin deposits in connection with such transactions, and a debit or credit in the Account, shall be stated in United States dollars, and margin requirements, debits or credits expressed in another currency shall be converted into United States dollars at a rate of exchange determined by Morgan Stanley, in its sole and absolute discretion, on the basis of the then prevailing money market rates of exchange for such foreign currency.

                  (e) Instructions, Notices or Communications. Except as specifically otherwise provided in this Agreement, all instructions, notices or other communications may be oral or written. All oral instructions, unless custom and usage of trade dictate otherwise, shall be promptly confirmed in writing. All written instructions, notices or other communications shall be addressed as follows:

                           (i)      if to Morgan Stanley:

                                    Morgan Stanley & Co. Incorporated
                                    One Pierrepont Plaza, 8th Floor
                                    Brooklyn, New York  11201
                                    Attention: Commodity Operations Manager

                           (ii) if to Customer, at the address as indicated on the Commodity Account Application.

                  (f) Rights and Remedies Cumulative. All rights and remedies arising under this Agreement as amended and modified from time to time are cumulative and not exclusive of any rights or remedies which may be available at law or otherwise.

                  (g) No Waiver. No failure on the part of Morgan Stanley to exercise, and no delay in exercising, any contractual right will operate as a waiver thereof, nor will any single or partial exercise by Morgan Stanley of any right preclude any other or future exercise thereof or the exercise of any other partial right.

                  (h) Governing Law. THE INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT AND THE RIGHTS, OBLIGATIONS AND REMEDIES OF THE PARTIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CHOICE OF LAW.

                  (i) Consent to Jurisdiction. ANY LITIGATION BETWEEN MORGAN STANLEY AND CUSTOMER RELATING TO THIS AGREEMENT OR TRANSACTIONS HEREUNDER SHALL TAKE PLACE IN THE COURTS OF THE STATE OF NEW YORK LOCATED IN THE BOROUGH OF MANHATTAN OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. CUSTOMER CONSENTS TO THE SERVICE OF PROCESS BY THE MAILING TO CUSTOMER OF COPIES OF SUCH COURT FILING BY CERTIFIED MAIL TO THE ADDRESS OF CUSTOMER AS IT APPEARS ON THE BOOKS AND RECORDS OF MORGAN STANLEY, SUCH SERVICE TO BE EFFECTIVE TEN DAYS AFTER MAILING. CUSTOMER HEREBY WAIVES IRREVOCABLY ANY IMMUNITY TO WHICH IT MIGHT OTHERWISE BE ENTITLED IN ANY ARBITRATION, ACTION AT LAW, SUIT IN EQUITY OR ANY OTHER PROCEEDING ARISING OUT OF OR BASED ON THIS AGREEMENT OR ANY TRANSACTION IN CONNECTION HEREWITH.

                  (j) Waiver of Jury Trial. Customer hereby waives a trial by jury in any action arising out of or relating to this Agreement or any transaction in connection therewith.

                  (k)    Customer Acknowledgements.

                         (i) CUSTOMER HEREBY ACKNOWLEDGES THAT IT HAS RECEIVED AND UNDERSTANDS THE FOLLOWING DISCLOSURE STATEMENT PRESCRIBED BY THE CFTC AND FURNISHED HEREWITH (please initial):

                        |_|       Risk Disclosure Statement for Futures Options

                                  (Appendix A to CFTC Rule 1.55(c)
                                  transcribed in full on pages 1-3
                                  of Booklet 2 -- Risk Disclosure
                                  Statements)

                         (ii) If Customer has indicated on the Commodity Futures
Account Application that

orders placed for the Account represent bona fide hedging transactions, please complete the following. You should note that CFTC Regulation ss.190.06 permits you to specify whether, in the unlikely event of Morgan Stanley's bankruptcy, you prefer the bankruptcy trustee to liquidate all positions in the Account. Accordingly, Customer hereby elects as follows: (please initial):

           |_|        Liquidate                        |_|   Not Liquidate

         If neither alternative is initialed, Customer will be deemed to have elected to have all positions liquidated. This election may be changed at any time by written notice.


         IN WITNESS WHEREOF, Customer has executed this Agreement on the date indicated below.

Morgan Stanley Dean Witter Spectrum __________________ L.P.
("Customer")

         By:  Demeter Management Corporation, General Partner

         -----------------------------------------------------------------------
         (Signature)                                          (Date)

         Robert E. Murray, President and Chairman
        -----------------------------------------------------------------------
         (Name & Title - Please Print)

Morgan Stanley & Co. Incorporated

        -----------------------------------------------------------------------
          (Signature)                                          (Date)


        W. Thomas Clark, Managing Director
        -----------------------------------------------------------------------
          (Name & Title - Please Print)

Acknowledged and Agreed (as to Section 3(a) and (b))

Dean Witter Reynolds Inc.

        -----------------------------------------------------------------------
          (Signature)                                          (Date)


        Robert E. Murray, Senior Vice President
        -----------------------------------------------------------------------
          (Name & Title - Please Print)

                                                                   EXHIBIT 10.12



                                     FORM OF

                               CUSTOMER AGREEMENT

                  THIS CUSTOMER AGREEMENT (this "Agreement") made as of June __, 2000, by and among MORGAN STANLEY DEAN WITTER SPECTRUM ____________________ L.P. a Delaware limited partnership (the "Customer") and MORGAN STANLEY & CO. INTERNATIONAL LIMITED ("MSIL");

                              W I T N E S S E T H:

                  WHEREAS, Customer and MSIL wish to enter into this Agreement to set forth the terms and conditions upon which MSIL will perform brokerage services with respect to Client Contracts, Contracts and Transactions for Customer through an account carried by MSIL on behalf and in the name of Customer (the "Account").

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  1. Incorporation by Reference. The Non-Private Customer Agreement annexed hereto is hereby incorporated by reference herein and made a part hereof to the same extent as if such document were set forth in full herein. If any provision of this Agreement is or at any time becomes inconsistent with the annexed document, the terms of this Agreement shall control.

                  2. Standard of Liability and Indemnity.

                           (a) Standard of Liability. MSIL and its affiliates
(as defined below) shall not be liable to Customer, the general partner or the limited partners, or any of its or their respective successors or assigns, for any act, omission, conduct, or activity undertaken by or on behalf of the Customer pursuant to this Agreement which MSIL determines, in good faith, to be in the best interest of the Customer, unless such act, omission, conduct, or activity by MSIL or its affiliates constituted misconduct or negligence. Without limiting the foregoing, MSIL shall have no responsibility or liability to Customer hereunder (i) in connection with the performance or non-performance by any Exchange, Clearing House or other third party (including floor brokers not selected by MSIL) and/or Broker to MSIL of its obligations in respect of any Contract or Transaction or other property of Customer; (ii) as a result of any prediction, recommendation or advice made or given by a representative of MSIL whether or not made or given at the request of Customer; (iii) as a result of MSIL's reliance on any instructions, notices and communications that it believes to be that of an individual authorized to act on behalf of Customer; (iv) as a result of any delay in the performance or non-performance of any of MSIL's obligations hereunder directly or indirectly caused by the occurrence of any contingency beyond the control of MSIL including, but not limited to, the unscheduled closure of an Exchange or Clearing House or delays in the transmission of orders due to breakdowns or failures of transmission or communication facilities, execution, and/or trading facilities or other systems, it being understood that MSIL shall be excused from performance of its obligations hereunder for such period of time as is reasonably necessary after such occurrence to remedy the effects therefrom; (v) as a result of any action taken by MSIL to comply with Market Requirements or Applicable Law; or (vi) for any acts or omissions of those neither employed nor supervised by MSIL (excluding floor brokers selected by MSIL). In no event will MSIL be liable to Customer for consequential, incidental or special damages hereunder.

                  (b) Indemnification by Customer. Customer shall indemnify, defend and hold harmless MSIL and its affiliates from and against any loss, liability, damage, cost or expense (including attorneys' and accountants' fees and expenses incurred in the defense of any demands, claims or lawsuits) actually and reasonably incurred arising from any act, omission, conduct, or activity undertaken by MSIL on behalf of Customer, including, without limitation, any demands, claims or lawsuits initiated by a limited partner (or assignee thereof); provided that (i) MSIL has determined, in good faith, that the act, omission, conduct, or activity giving rise to the claim for indemnification was in the best interests of the Customer, and (ii) the act, omission, conduct or activity that was the basis for such loss, liability, damage, cost or expense was not the result of misconduct or negligence. Notwithstanding the foregoing, no indemnification of MSIL or its affiliates by Customer shall be permitted for any losses, liabilities or expenses arising from or out of any alleged violation of federal or state securities laws unless (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee, or (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee, or (iii) a court of competent jurisdiction approves a settlement of the claims against the particular indemnitee and finds that indemnification of the settlement and related costs should be made, provided with regard to such court approval, the indemnitee must apprise the court of the position of the SEC and the positions of the respective securities administrators of Massachusetts, Missouri, Tennessee and/or those other states and jurisdictions in which the plaintiffs claim that they were offered or sold Units, with respect to indemnification for securities laws violations before seeking court approval for indemnification. Furthermore, in any action or proceeding brought by a limited partner in the right of Customer to which MSIL or any affiliate thereof is a party defendant, any such person shall be indemnified only to the extent and subject to the conditions specified in the Delaware Revised Uniform Limited Partnership Act, as amended, and this
Section 2. The Customer shall make advances to MSIL or its affiliates hereunder only if: (i) the demand, claim lawsuit or legal action relates to the performance of duties or services by such persons to Customer; (ii) such demand, claim lawsuit or legal action is not initiated by a limited partner; and (iii) such advances are repaid, with interest at the legal rate under Delaware law, if the person receiving such advance is ultimately found not to be entitled to indemnification hereunder.

                  (c) Indemnification by MSIL. MSIL shall indemnify, defend and hold harmless Customer and its successors or assigns from and against any losses, liabilities, damages, costs or expenses (including in connection with the defense or settlement of claims; provided MSIL has approved such settlement) incurred as a direct result of the activities of MSIL or its affiliates, provided, further, that the act, omission, conduct or activity giving rise to the claim for indemnification was the result of bad faith, misconduct or negligence of MSIL or its affiliates.

                  (d) Limitation on Indemnities. The indemnities provided in this Section 2 by Customer to MSIL and its affiliates shall be inapplicable in the event of any losses, liabilities, damages, costs or expenses arising out of, or based upon, any material breach of any agreement of MSIL contained in this Agreement to the extent caused by such event. Likewise, the indemnities provided in this Section 2 by MSIL to Customer and its successors and assigns shall be inapplicable in the event of any losses, liabilities, damages, costs or expenses arising out of, or based upon, any material breach of any representation, warranty or agreement of Customer contained in this Agreement to the extent caused by such breach.

                           (e) Definition of "Affiliate." As used in this
         Section 2, the term "affiliate" of MSIL shall mean: (i) any natural person, partnership, corporation, association, or other legal entity directly or indirectly owning, controlling, or holding with power to vote 10% or more of the outstanding voting securities of MSIL; (ii) any partnership, corporation, association, or other legal entity 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote by MSIL; (iii) any natural person, partnership, corporation, association, or other legal entity directly or indirectly controlling, controlled by, or under common control with, MSIL; or (iv) any officer or director of MSIL. Notwithstanding the foregoing, "affiliates" for purposes of this
         Section 2 shall include only those persons acting on behalf of MSIL and performing services for Customer within the scope of the authority of MSIL, as set forth in this Agreement.

                  3. MSIL Responsibilities. MSIL agrees to notify the applicable trading advisor for the Customer immediately upon discovery of any error committed by MSIL or any of its agents with respect to a trade for the Account which MSIL believes was not executed or cleared in accordance with proper instructions given by the Customer, its trading advisors or any other authorized agent of Customer. Errors made by floor brokers appointed or selected by MSIL shall constitute errors made by MSIL. However, MSIL shall not be responsible for errors committed by the trading advisors.

                  MSIL agrees to report to Dean Witter Reynolds Inc. ("DWR") its own errors and the errors of any trading advisor for the Account which MSIL becomes aware of, provided that such reporting may be via telephone. Notwithstanding the foregoing, the failure to comply with such reporting obligation does not increase MSIL's liability for its own errors beyond that otherwise expressly set forth in this Agreement, nor does it make MSIL in any way responsible for errors committed by the trading advisors.

                  MSIL acknowledges that the other partnerships of which Demeter Management Corporation (the general partner of Customer) is the general partner or trading manager, do not constitute affiliates of the Customer.

                  4. Minimum Margins. All Contracts for the Account shall be margined at the applicable Exchange or Clearing House minimum rates for speculative accounts.

                  5. Payment of Interest. MSIL shall pay to DWR at each month-end interest on Customer's funds in its possession as agreed between MSIL and DWR from time to time. Customer understands that it will not receive any interest income on its assets held by MSIL other than that paid by DWR pursuant to the Customer's DWR Customer Agreement. DWR (and not the Customer) shall pay MSIL interest on any debit balances in the Account at such rates as MSIL and DWR shall agree from time to time.

                  6. Recording. Each of MSIL, the Customer, and the Customer's agents (including DWR), in their sole and absolute discretion, may record, on tape or otherwise, any telephone conversation between or among MSIL, the Customer or the Customer's agents with respect to the Account and Transactions therein and each of MSIL and the Customer hereby agrees and consents thereto.

                  7. Termination. This Agreement may be terminated at any time by any party upon thirty (30) days' prior written notice to the other parties hereto. In the event of such notice, Customer shall either close out open positions in the Account or arrange for such open positions to be transferred to another futures broker. Upon satisfaction by Customer of all of Customer's liabilities to MSIL, MSIL shall transfer to another futures broker all Contracts, if any, then held for the Account, and shall transfer to Customer or to another futures broker, as Customer may instruct, all cash, securities and other property held in the Account, whereupon this Agreement shall terminate. Notwithstanding the foregoing, in the event MSIL is required by a regulatory authority to transfer the Account to another futures broker or in the event that MSIL abandons the futures brokerage business, then MSIL shall have the right to terminate this Agreement by written notice effective the date contained therein, provided that MSIL cooperates in the transfer of open positions to another futures broker and that the termination of the Agreement is not made effective earlier than the completion of the transfer.

                  8. Complete Agreement. This Agreement constitutes the entire agreement among the parties with respect to the matters referred to herein, and no other agreement, verbal or otherwise, shall be binding as among the parties with respect to such matters unless in writing and signed by the party against whom enforcement is sought.

                  9. Assignment. This Agreement may not be assigned by any party without the express written consent of the other parties.

                  10. Amendment. This Agreement may not be amended except by the written consent of the parties and provided such amendment is consistent with Customer's Limited Partnership Agreement.

                  11. Notices. All notices required or desired to be delivered under this Agreement shall be sent to the following addresses:

                  if to the Partnership:

                      MORGAN STANLEY DEAN WITTER SPECTRUM ________________ L.P .

                               c/o Demeter Management Corporation
                               Two World Trade Center, 62nd Floor
                               New York, New York  10048
                               Attention:  Robert E. Murray
                  if to MSIL:

                     as set forth in the Non-Private Customer Agreement.

                  12. Survival. The provisions of this Agreement shall survive the termination of this Agreement with respect to any matter arising while this Agreement was in effect.

                  13. Headings. Headings of Sections herein are for the convenience of the parties only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

                  IN WITNESS WHEREOF, this Agreement has been executed for and on behalf of the undersigned as of the day and year first above written.

                        MORGAN STANLEY DEAN WITTER SPECTRUM _______________ L.P.

                        By:      Demeter Management Corporation
                                 General Partner

                        By:
                           -------------------------------------
                                Robert E. Murray
                                President

                        MORGAN STANLEY & CO. INTERNATIONAL LIMITED


                        By:
                           -------------------------------------
                        Name:
                        Title:

                   MORGAN STANLEY & CO. INTERNATIONAL LIMITED

                                 MORGAN STANLEY
                               SECURITIES LIMITED





                               Customer Documents
                  (Market Counterparty / Non-Private Customer)

                        Exchange-traded Derivatives Only






                                    May 1999

                         NON-PRIVATE CUSTOMER DOCUMENTS
                          (EXCHANGE-TRADED DERIVATIVES)

                                TABLE OF CONTENTS

Please read the contents of Part One before signing the Customer Signatures pages in Part Three.

                                                                  Page

PART ONE:     NON-PRIVATE CUSTOMER AGREEMENT                        1

              (Exchange-Traded Derivatives)

Chapter       I      Introduction                                   1

              II     Terms Applicable to Dealings                   4

              III    Margin                                         6

              IV     Material Interests                             9

              V      Powers and Exclusions of Liability            10

              VI     Authorisation                                 13

              VII    General                                       14

PART TWO:     MASTER NETTING AGREEMENT                             17

PART THREE:   SCHEDULES                                            26

PART FOUR:    CUSTOMER SIGNATURE PAGES                             32

              Non-Private Customer Documents
              Customers Domiciled in Luxembourg only
              Third Party Trading Authorisation
              Certificates of Authority to Deal
              Certificate of Trustees

                                    PART ONE
                         NON-PRIVATE CUSTOMER AGREEMENT
                          (Exchange-Traded Derivatives)

Made in compliance with the Rules of The Securities and Futures Authority Limited ("SFA")

THIS AGREEMENT is made as of the date specified on the first customer signature page below

BETWEEN:

(A)      You, as the client named on the customer signature page; and

(B) MORGAN STANLEY & CO. INTERNATIONAL LIMITED ("MSIL") AND/OR MORGAN STANLEY SECURITIES LIMITED ("MSSL") both of 25 Cabot Square, Canary Wharf, London E14 4QA . MSIL is

regulated by SFA, and MSSL is regulated by SFA and a member of the London Stock Exchange.

IT IS HEREBY AGREED AS FOLLOWS:

We will treat you as a NON-PRIVATE CUSTOMER regarding all investment business regulated by SFA which we carry on for or with you pursuant to this Agreement other than for any business referred to below under "Market Counterparties".

All investment business mentioned in Clause 2 below which we carry out with you or on your behalf as a Non-Private Customer will be carried out under the terms and conditions set out below (as amended or supplemented from time to time) and the Customer Documents.

Market Counterparties

The terms of this Agreement and the Customer Documents will also apply to investment business which we carry out with you or on your behalf if, in respect of such business, you are a market counterparty.

                            CHAPTER 1 - INTRODUCTION

1.       Interpretation

         In the Customer Agreement, the words and phrases below have the following meanings:-

         "acting in due capacity" in relation to you means as beneficial owner or, where some other person is beneficial owner, as trustee or agent for and (in either case) with all requisite authorities from that other person;

         "Applicable Law" includes without limitation

         (a)      Market Requirements, and

         (b) the rules, regulations, orders, directives, announcements, decisions, procedures, terms, other requirements and/or customs made, given or issued by, or published under the authority of any Regulatory Body, all as amended, supplemented or replaced from time to time;

         "Approved Custodian" means such bank, financial institution or company approved by us, or any nominee company or trust corporation which is a subsidiary thereof;

         "Asset" means currencies, Securities (including futures or option contracts), deposits or physical assets;

         "Associated Firm" means any company in the Morgan Stanley Dean Witter & Co. group of companies and, as the context requires, any other person connected with us.

         "Broker" means such member of an Exchange and/or Clearing House as is instructed by us to enter, clear or settle any transaction on an Exchange;

         "Charged Securities" means such Securities as

         (a) with our agreement, you (or any person for your account) by way of security have deposited with or transferred to or may hereafter deposit with or transfer to us or our agents or nominees (or with or to our or their order, account, direction or control), wholly or partly in satisfaction of a demand for Margin. We shall have sole discretion to determine the type, amount and quality of the Securities that you may deposit or transfer as Charged Securities;

         (b) are or may at any time hereafter be held (in a clearance system or otherwise)

                  (i) to our order by or for the account of an Approved Custodian or

                  (ii) by, or to the order of, for the account of or under the control or direction of us (or our agents or nominees) and in either case which have, with our agreement, by way of security been made subject to the terms of the charge in Clause 19.2;

         "Clearing House" means any clearing house providing settlement or clearing or similar services for, or as part of, an Exchange;

         "Client Contract" means a futures or option contract between us and you, which is matched by an identical Contract;

         "Client Money" means all initial and variation cash Margin, option premiums and all other sums received from or due to you pursuant to the Customer Documents which is "Client Money" within the meaning of the Client Money Regulations;

         "Client Money Regulations" means The Financial Services (Client Money) Regulations 1991, The Financial Services (Client Money) (Supplementary) Regulations 1991 and the related client money rules in Chapter 4 of the rules of SFA;

         "close out" means the entering into of a Contract equal and opposite to a Contract previously entered into (and each matching a Client Contract) to create a level position in relation to the Assets underlying the Contracts, or in relation to the Contracts themselves, and fix the amount of profit or loss arising from such Contracts and the corresponding Client Contracts;

         "Contract" means a futures or option contract entered into by us on an Exchange or with or through a Broker pursuant to Clause 3;

         "Customer Documents" means this Agreement, Master Netting Agreement, any notice (including but not limited to any "Notice of treatment as a Non-Private Customer" or "Notice of treatment as a Market Counterparty") and any Further Schedules (including, without limitation, confirmations, contract notes and statements) and additional documents relating directly to or indirectly to the services provided under Clause 2 below and accompanying this Agreement whether or not expressly incorporated in this Agreement and each as amended and/or supplemented from time to time;

         "Exchange" means any exchange, market or association of dealers in any part of the world on or through which investments or currencies or assets underlying, derived from or otherwise related directly or indirectly to investments or currencies are bought and sold and includes, without limitation, any automated trading system administered by an Exchange;

         "FSA" means the. Financial Services Authority and any successor thereto, the central regulatory authority for United Kingdom investment business;

         "FSA1986" means the Financial Services Act 1986 of the United Kingdom and any successor thereto;

         "Further Schedule" means any further schedule or notice issued by us to you after the date of this Agreement;

         "a futures or option contract" means a contract, for future delivery and/or settlement, to (a) buy or sell an Asset and/or (b) pay or receive a sum of money by reference to an index or formula (including without limitation the price or value of any Assets);

         "LCH" means The London Clearing House Limited;

         "LIFFE" means the London International Financial Futures and Options Exchange and/or, as the context requires, LIFFE Administration and Management;

         "Margin" means the amount of cash (including premiums) as may from time to time be demanded by us from you to protect us against any loss or risk of loss on present, future or contemplated Contracts and/or Client Contracts;

         "Margin Account" means a client bank account with such approved bank or banks as we may from time to time determine, which (in the case of any such account in which Client Money is held) is a margined transaction bank account within the meaning of the Client Money Regulations;

         "Market Requirements" means

         (a) the constitution, by-laws, rules, regulations, orders, directives, announcements, decisions, procedures, standard terms and customs made, issued by, or published under the authority of any Exchange, Clearing House, self-regulating organisation or market of which we or any relevant Associated Firm or any Broker is a member, or to whose authority we are or any of them is subject, directly or indirectly, or where the relevant transaction is executed and/or cleared, and

         (b) any other requirements of the relevant Exchange, Clearing House or Broker (including without limitation any and all agreements and deeds entered into by us or any relevant Associated Firm or Broker with or in favour of the relevant Exchange, Clearing House or Broker), all as amended, supplemented or replaced from time to time;

         "Open Contract" means a Contract which has not been closed out and which has not yet matured;

         "Regulatory Body" means any Exchange, Clearing House, governmental, quasi-governmental or other department, agency or self-regulating organisation of which we are a member which has direct or indirect regulatory or enforcement authority or responsibility over us (or to any relevant Associated Firm or Broker), or any investment business conducted by us or such relevant Associated Firm or Broker for or with you;

         "Rules" means the FSA Statements of Principle, the rules of SFA, the Client Money Regulations and the Common Unsolicited Calls Regulations;

         "Securities" means securities, investments and financial instruments;

         "Taxes" means taxes, duties, imposts and fiscal and regulatory charges of any nature, wherever and whenever imposed, including without limitation, value added taxes, stamp and other documentary taxes and Exchanges and Clearing House and investment industry levies; and

         "Transaction" means the entering into of a Contract, closing out or effecting delivery and/or settlement of a Contract (which terms shall include exercise or allocation of an option Contract) pursuant to the Customer Documents.

         References herein to "we" or "us" shall mean MSIL and/or MSSL and/or each or any of our Associated Firms or members of a relevant Exchange to whom we have delegated pursuant to Clause 3 and /or (in Clauses 9, 21 and 22) any associate of MSIL and/or MSSL, and references to "our" shall be construed accordingly.

         Any words or expressions to which a meaning is given in the Rules, shall, except where the context indicates otherwise, have the same meaning in the Customer Documents.

         Words importing the singular shall, where the context permits, include the plural and vice versa. The expression "person" shall include any firm, partnership, association of persons and body corporate and any such persons acting jointly and the personal representatives or successors in title of any such person. Where the customer comprises two or more persons the liabilities and obligations under the Customer Documents shall be joint and several. References to "writing" shall include telex, facsimile transmission or transmission of text by any other electronic means. References to statutory provisions, rules and regulations shall include any modification, re-enactment or re-making thereof.

         All headings are for convenience only and shall not affect the interpretation of the Customer Documents.

2.       Services to be provided

2.1 The services which we may provide to you are general investment and dealing services in financial and commodity options, futures and contracts for differences traded on an Exchange, together with related research, advice, clearing and settlement facilities and any other services agreed between us.

2.2 We shall not undertake discretionary transactions for you unless you have signed and returned to us a Discretionary Trading Authorisation.

3.       Delegation

3.1 We may arrange for any of our Associated Firms or any other member of a relevant Exchange to carry out the services to you, which we agree to provide to you pursuant to this Agreement.

3.2 We may designate a Broker to execute, clear and/or settle any transaction subject to the Rules and to such conditions as we may impose.

4.       Introduction of business

4.1. We may introduce you to any Associated Firm outside the United Kingdom and you hereby authorise us on any such Associated Firm's behalf to expressly invite it to call you with a view to entering into investment transactions from time to time with or for you. If such Associated Firm agrees to do so:

         (a) you shall have a direct relationship solely with such Associated Firm and, in any dispute between, or claim against, you and/or any such Associated Firm, you shall have no recourse to us; and

         (b) you may place orders with us for the Associated Firm to execute, subject to its terms. In any of these transactions, we will act as agent for the Associated Firm, and nothing we do in connection with such transactions will make us your agent.

4.2 For any transaction or other investment services provided to you by such Associated Firms, only the following provisions of this Agreement will apply as between us and you, as the context may require and each as amended from time to time;

         (a)      Clauses 1, 2, 4, 5.2, 8, 9, 21, 22, 26, 29-31and Chapters VI
                  and VII, Schedule 2 and Schedule 3; and

         (b) in the case of the latest Notice of Treatment sent by us to you as a non-private customer or market counterparty, paragraphs 1 and 2 of that Notice.

5.       Dealings and rules, regulations and restrictions

5.1 All Client Contracts and Transactions shall be subject to applicable Market Requirements and Applicable Law; provided that:

         (a)      if there is a conflict between (i) the Customer Documents and
                  (ii) any such requirements and/or law, the latter will prevail; and

         (b) we are entitled to take or omit to take any action we consider fit or appropriate to ensure compliance with such laws and requirements; all actions we take will be binding on you.

5.2 We are authorised by you at any time to do any thing or disclose any matters concerning you or your dealings (whether or not pursuant to the Customer Documents) if required by any Applicable Law, or which we are requested to do or disclose by any Regulatory Body.

                    CHAPTER II - TERMS APPLICABLE TO DEALINGS

6.       Contracts and Client Contracts

6.1 If we carry out a Transaction on your request or pursuant to Clause 24 below:

         (a) a corresponding Client Contract shall come into existence on the purchase or sale of a Contract or, as the case may be exercise and allocation of an option Contract in respect of which the underlying Asset is a futures Contract. The Client Contract will terminate when the Contract is closed out, settled or delivered; and

         (b) you will have the obligations in relation to the Transaction and the Client Contract that are mentioned in this Agreement and the Customer Documents.

6.2 For each Client Contract, we will have made or placed an equivalent Contract on the floor of the relevant market (by open outcry on the floor of, or on an automated trading system administered by, a futures and options Exchange or the futures or options market of any other Exchange) or will have entered into an equivalent Contract with or through a Broker pursuant to Clause 3 and we shall thus have an interest in the Transaction.

6.3 Any Contract which we acquire as a result of your instructions will, unless the position has been closed out, result in you becoming liable to us in relation to the corresponding Client Contract for actual delivery of its underlying Asset or payment of the relevant price, under and subject to Market Requirements.

7.       Acceptance and execution of orders

7.1 Every order which we may take is accepted and executed, and every Client Contract shall be entered into, on the basis that we contract with you only as a principal and not as agent for you unless otherwise required by Market Requirements.

7.2 If we have to carry out a Transaction as agent on an Exchange where we would not deal as principal then, for that Transaction, you agree to be bound by all Market Requirements of that Exchange and you undertake to sign and deliver to us any further Customer Documents as we may require. Unless we otherwise require, Market Requirements of that Exchange will be incorporated herein.

8.       Aggregation of orders

         We may aggregate your orders with our own (in-house) orders and/or orders of our associates, connected customers and/or other customers. This aggregation may operate on some occasions to your advantage and on others to your disadvantage.

9.       Research and recommendations

9.1 We are under no obligation to provide research reports and recommendations to you and, where provided, you may not receive them at the same time as our other customers.

9.2 Our employees, officers and directors may receive, know about, act upon or use such research reports and recommendations before they are received by our customers. We are under no obligation to take account of these reports or recommendations when we deal with or for you.

10.      Client actions

10.1 You will take any action and give us in relation to the corresponding Client Contract any information that we ask for in relation to the delivery, settlement, and, if a purchased Option Contract, the exercise or allocation, of any Contract which has not been closed out.

10.2 Notwithstanding Clause 10.1 above and regardless of any right of equity, set-off or counterclaim which you may have or allege against us, any of our Associated Firms or any person connected with us, you will promptly take all action necessary (including the supply of information) to enable us to settle or deliver any Contract which you have instructed us to open and which has not been closed out at the time such Contract is to be performed.

11.      Closing Out

11.1 Subject in particular to Clauses 3 to 8 and 33.3, Market Requirements and any further requirements we notify you of, you may at any time before the date for performance of a Client Contract request us to close out the matching Contract or, if a purchased option Contract, exercise that Contract in accordance with its terms. If the closing out or exercise results in a sum of money being due to us, the relevant Exchange, Clearing House and/or Broker, we shall notify you of that amount, which will be payable by you immediately.

11.2 Unless we in our absolute discretion determine otherwise or we accept instructions from you to do otherwise, equal and opposite Contracts and Client Contracts (closing out being determined on a "first in, first out" basis) will automatically fix the amount of profit or loss in relation thereto.

12.      Allocation

         If the relevant Clearing House and/or Broker does not allocate long Open Contracts at maturity directly to a specific account of ours or to short Client Contracts (or vice versa) we may allocate those Contracts at random or in a way which seems to us to be most equitable as between clients. If dealings on our own account are involved at the same time, allocation will be to all clients first, and we will receive no allocation until all relevant Client Contracts have been satisfied.

13.      Delivery to you

         When we receive any amounts and/or Assets (including documents of title), pursuant to a Transaction, provided that you have fulfilled all your obligations under this Agreement and subject to Clause 15, 18.3,
         22.2 and 24.2, we will deliver such amounts and/or Assets to you in respect of the corresponding Client Contract, after deduction of any Charges and Taxes.

14.      Option Premiums

         In respect of an option Contract matching a Client Contract:-

         (a) if you are a buyer, you will pay to us on demand any premium payable under the rules of the relevant Exchange and/or Clearing House ("the premium"); and

         (b) if you are a seller, when we receive premium from the relevant Exchange, Clearing House and/or Broker we will pay it into the Margin Account as Margin for your account. You may be required to pay further margin in respect of the relevant Contract and corresponding Client Contract.

15.      Alteration of Contracts

         If the relevant Exchange, Clearing House or Broker requires any terms or conditions of any Contract matching a Client Contract (including the Assets subject to it) to be altered, we may take all actions as may, in our absolute discretion, be necessary, desirable or expedient to comply with such requirements or to avoid or mitigate loss resulting from any alteration. All actions taken by us will be binding on you, and any alteration will be deemed incorporated into the corresponding Client Contract. We shall notify you of any alteration (in advance, where reasonably practicable).

16.      Charges

16.1 Our charges will either be a commission or a mark-up or mark-down on the fee payable by us to any Exchange, Clearing House and/or Broker for the relevant Transaction and/or such other amounts as may be agreed from time to time between you and us. Our charges vary according to the transaction and customer, so the charges you pay for any particular transaction may differ from those another customer may pay in a similar transaction.

16.2 We may share charges with our Associated Firms or other third parties or receive remuneration from them for transactions carried out with or for you. Details of any such arrangements will be made available to you on your written request.

17.      Interest

17.1 We will not pay interest to you on any Client Money or other money, which we receive from you or hold on your behalf, unless we separately agree to do so.

17.2 Interest will accrue on the amount that you have not paid us when due until payment (as well after as before judgement). Such interest will be calculated at the rate not to exceed 2 per cent per annum above the base rate or prime rate (or local equivalent thereof) of the bank (or if there is more than one bank, the one determined by us in our absolute discretion) at which we maintain our principal securities settlement or other relevant account in the relevant currency. If such rate cannot be ascertained for any reason or is insufficient in our sole judgement to compensate us for our loss or expense, such interest shall be calculated at the rate per annum conclusively determined by us to be equal to the loss of interest we suffer or, as applicable, our cost of funding at prevailing markets rates the amount you owe from such sources and for such periods as we may decide.

                              CHAPTER III - MARGIN

18.      Margin payment and Client Money

18.1 You will pay to us upon demand such sums as we may in our absolute discretion require from time to time as Margin in respect of all present, future or contemplated Contracts and Client Contracts.

18.2 As soon as practicable we will pay or credit all Client Money or other Margin to a Margin Account at an approved bank (which may be any of our Associated Firms) that we select. The currency of the Margin you pay to us shall be the currency of the relevant underlying Contract or, if agreed by us and you, another currency. Settlement of all transactions (including Margin payments thereon) will be made in the currency of the relevant underlying Contract and you bear all risk and cost in respect of any conversion of currency in a Margin Account. Any such conversion will be made by us at such reasonable market rate or rates as we will determine.

18.3 You agree that we will hold your interest under the trust declared under the Client Money Regulations and all other Client Money, which is in a Margin Account on trust in the following order of priority:

         (a) for ourselves to the extent of all amounts which are or may become due to us or payable by us on your behalf under or pursuant to the Customer Documents; and, thereafter

         (b) for you to the extent of any surplus which is due to you after the payment of all amounts due to or payable by us under paragraph (a) above.

18.4 We may withdraw Client Money and/or any other money held in a Margin Account to pay to any Broker, Clearing House, Exchange or other parties all margins, premiums and other sums on futures and options Contracts demanded or due from us in respect of our clients, and for any other purposes allowed under the Client Money Regulations.

18.5 Subject to the terms of the Client Money Regulations, any loss incurred on default by any Exchange, Clearing House or Broker in respect of Margin paid by us shall be borne by all of our clients at the date of such loss pari passu, in proportion to their respective entitlement to monies in the relevant Margin Account at that time.

18.6 Where you agree to effect transactions, or if you give instructions to us to effect transactions in a jurisdiction outside the United Kingdom, then we may need to appoint an intermediate broker, settlement agent or custodian to undertake those transactions. In order to meet the margin and settlement obligations to the relevant Exchange or Clearing House, we may need to pass your money and/or assets to an intermediate broker, settlement agent or custodian in that jurisdiction. In that event you should note that there may be different settlement and legal and regulatory requirements in these overseas jurisdictions together with different practices for the separate identification of your investments and your money might not be protected as effectively when held by such an intermediate broker as if it were held in a client bank account in the United Kingdom. You should note that in the event of a shortfall arising on the money available to meet the claims of segregated clients, your claim will be restricted to the money held in our client bank accounts in respect of transactions carried on through that intermediate broker and to any money received from the intermediate broker relating to those transactions.

18.7 The approved bank at which your money is held may be located outside the United Kingdom. You should note that the legal and regulatory regime applying to such banks may be different from that of the United Kingdom and in the event of a default of the approved bank, your money may be treated differently from the position that would apply if the money was held by an approved bank in the United Kingdom.

19.      Margin Securities

19.1 Amounts you owe to us by way of Margin under Clause 18 may, in our absolute discretion, be satisfied by way of deposit or transfer of Charged Securities as security. We may, in our discretion, permit you to deliver by way of Margin, Charged Securities other than those accepted by the relevant Exchange or Clearing House as Margin. Our charges for providing this facility to you will be separately agreed with you. This Clause 19 will apply to all Securities delivered by way of Margin. Charged Securities will not (unless we agree otherwise) be registered in your name.

19.2 As continuing security for all your liabilities and obligations under the Customer Documents, you acting in due capacity (and with the intent that the security so constituted shall be a security in our favour extending to all beneficial interests in the assets hereby charged and to any proceeds of sale or other realisation thereof, including any redemption monies paid or payable in respect thereof) hereby assign, charge and pledge to us, free of all adverse interests whatsoever by way of first fixed charge, all Charged Securities. Each Approved Custodian will hold to our order all Charged Securities held by it for its account.

19.3 You will forthwith execute on request all transfers, assignments, mortgages, charges and other documents, give notices and directions and do any other acts and things as we may specify, to enable us or our nominee to be registered as the owner of or otherwise obtain legal title to any Charged Securities, to perfect our rights with respect to the security referred to in this Clause 19, to secure further your liabilities and obligations, to facilitate the exercise of our rights hereunder, or to satisfy any Market Requirements.

19.4 You will not, without our prior written consent, at any time during the term of this Agreement, grant or agree to grant any option over, sell, assign or transfer, or agree to attempt to sell, assign or transfer, or create, agree or attempt to create, or allow to exist any charge, lien, or other encumbrance on or over any or all of the Charged Securities, except for the charge set out above.

19.5 We will hold all Charged Securities for the purposes of satisfying any and all of your obligations and liabilities under the Customer Documents. We may, without prior notice, free of any interest therein of yours, any client of yours or any other person for whom you are trustee or agent:

         (a) deposit, charge, pledge or otherwise create security over the Charged Securities with, to the order of or in favour of any Exchange, Clearing House or Broker

                  (i) on such terms as such Exchange or Clearing House may prescribe, and

                  (ii) on terms that, subject to the Rules, the Broker may deal with the Charged Securities in accordance with Market Requirements and any agreement made with us;

                  The relevant Exchange, Clearing House or Broker may enforce and retain such deposit, charge, pledge or other security to satisfy any obligations of yours or ours to the Exchange, Clearing House or Broker; and

         (b) register, sell, realise, charge or otherwise deal with the Charged Securities on such terms (including as to the consideration received therefor) as we may in our absolute discretion think fit (with prior reference to you where practicable, but in any case with subsequent notice to you, and without being responsible for any loss or diminution in price). Any consideration received will be credited to the Margin Account.

         If Charged Securities are denominated in a different currency from that in which any relevant cost, damages, loss, liability or expense is denominated, we may convert any amount realised at such rate as we determine at the time.

19.6 Where we deposit, pledge or charge Charged Securities under Clause 19.5(a), the part of the proceeds of any sale of those securities which exceeds your margin requirements to us will be subject, in the event of our default, to the pooling rules under the Client Money Regulations. This means that money held in our Client Money bank accounts is pooled and distributed pari passu to meet the claims of all customers who are entitled to protection under the Client Money Regulations. If there is a shortfall in an overseas Client Money bank account, a separate pool may be formed for all customers whose money was held in that account.

19.7 When we are satisfied that all costs, damages, losses, liabilities and expenses incurred under the Customer Documents have been satisfied, discharged or otherwise released, we may re-transfer or, re-deliver any certificates or documents of title relating to you upon request.

19.8 You agree that if we re-transfer or re-deliver fungible Securities (whether Charged Securities or otherwise) to you, these need not be the identical Securities originally deposited, charged, or transferred to us, and you will accept Securities of the same class and denomination or other Securities which then represent the same.

19.9 Pending the re-transfer or re-delivery we will credit any income received in respect of Charged Securities, net of any Taxes payable by us (whether by withholding or otherwise) on the income, to the Margin Account. You may direct us as to the exercise of any voting or other rights attached to or conferred on any Charged Securities.

19.10 Unless the context otherwise requires, references in this Clause 19 to "we" or "us" includes references to any person holding any of the Securities or in whose name any of them may be registered.

20.      Custodian activities and documents of title

20.1 We may (subject to the Rules) act, or may appoint any of our Associated Firms which are eligible custodians or any other eligible custodian (as defined by the SFA) to act, as custodians of your documents of title or certificates evidencing title to your assets (including Charged Securities, except where absolute title passes to us).

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20.2     If we consider it appropriate to register your registrable assets in a name other than your own, then we may arrange such registration in the name of a nominee company, which is controlled by:

         (a)      ourselves;

         (b)      an Associated Firm;

         (c)      a recognised or designated investment exchange; or

         (d) an eligible custodian (as defined by the Rules) which may be an Associated Firm.

         Such assets will be held by such nominee on trust for you, except that, in the case of assets held by a custodian which is not an affiliate of ours, the nominee shall hold its rights against such custodian on trust for you.

20.3 Where, due to the nature of the law or market practice of an overseas jurisdiction, it is in your best interests, or it is not feasible to do otherwise we shall register your assets in the name of an eligible custodian or ourselves. If your assets are registered in our name you should note that your assets may not be segregated from the assets of our firm and in the event of our default you may not be as well protected.

20.4 Assets will only be held/registered outside the normal SFA requirements upon your specific written instructions. You should note that the consequences of doing so are entirely at your own risk.

20.5 Where assets are held on your behalf overseas, you should note that there may be different settlement, legal and regulatory requirements in those jurisdictions from those applying in the UK, together with different practices for the separate identification of your investments.

20.6 Your assets may be pooled with those of one or more customers. This means that individual customer entitlements may not be identifiable by separate certificates, other physical documents of title or equivalent electronic record and in the event of an unreconcilable shortfall after the default of a custodian, customers may share in that shortfall pro-rata.

20.7 We will collect any dividends, interest, or other entitlements, in cash or in kind, to which you may be entitled and of which we are notified and will remit to you such dividends or interest as soon as possible after deduction of any Taxes payable or credit them to such account of yours as we may consider appropriate.

20.8 In respect of any investments held on your behalf by us or a third party appointed by us under or pursuant to the Customer Documents, if we are notified of any voting and/or any other rights or privileges (including without limitation conversion and subscription rights and rights or privileges arising in connection with takeovers, other offers or capital reorganistions) attaching to those investments may be exercised, we will notify you as soon as reasonably practicable of such rights and/or privileges.

         If you unambiguously inform us in writing within 14 days of such notice (or such shorter period as may be specified or appropriate) that you wish us to exercise the rights and/or privileges and we have sufficient cleared funds, we will do so but only on such terms as you advise in writing and which are reasonably acceptable to us.

         Otherwise we will not exercise any such rights and/or privileges. Notwithstanding the absence of satisfactory instructions or sufficient funds, in the event that we are notified that subscription rights attach to any investments that we or such third party hold on your behalf we may, in our or its absolute discretion, dispose of such rights on your behalf in such manner as we think, or it thinks, fit.

20.9 If we are notified by any third party appointed by us under or pursuant to the Customer Documents, or by any company in which we or such third party hold investments on your behalf that such company intends to make calls upon those investments in respect of any monies whatsoever unpaid on them, we will notify you as soon as practicable of such calls. If you provide us with the relevant funds in sufficient time for us to do so, we will satisfy such calls on your behalf and on such terms as you advise in writing and which are reasonably practicable to us. Otherwise we shall take no action on your behalf and will have no liability whatsoever in respect of the consequences of a failure to satisfy the calls made. However, where the custodian is legally liable to meet such calls it may do so and you will reimburse us forthwith upon demand.

20.10 Subject to Clauses 19, 20.11 and 24 and the Rules we are not authorised to:

         (a) borrow money on your behalf against the security of your Securities; or

         (b) lend any documents of title or certificates evidencing title to any third party; or

         (c) otherwise use your documents of title or other documents evidencing title to investments belonging to you for our own account or for the account of another of our customers.

         In each case, unless we have first entered into a written agreement with you giving us such authorisation.

20.11(a) Without prejudice to Clause 19.5, you hereby authorise MSIL at any time or times to borrow, lend or otherwise use for its own purposes any Charged Securities without giving notice of such borrowing, lending or other use to you. MSIL may retain for its own account all fees, profits and other benefits received in connection with any such borrowing, loan or use. Upon such borrowing, lending or other use, such Charged Securities will become the absolute property of MSIL (or that of such transferee) free from the security created hereunder and from any equity, right, title or interest of yours and you will thereupon have a right against MSIL for the delivery of Securities of the same issuer, forming part of the same issue and of an identical type, nominal value, description and amount as such Charged Securities (provided that where there has been any corporate action or other events in relation to any such Charged Securities, we may determine what assets (which may consist of and include money or other property) are to be treated as equivalent for this purpose) ("Equivalent Securities").

20.11(b) MSIL may deliver, or procure the delivery of, Equivalent Securities to you under Clause 20.11(a) by causing such Equivalent Securities to be transferred, appropriated or designated to your account(s) charged to it from which such Securities were held prior to such use or, if not possible to do so, to such other of your accounts charged to MSIL as MSIL shall determine. Such Securities shall upon such transfer, appropriation or designation become subject to all the provisions of the Customer Documents, including, without limitation, those of Clause 19 and this Clause 20.11.

20.11(c) Our obligation to return Equivalent Securities under this paragraph may, if we so elect, be included in any set-off of obligations of ours to you against any obligation of yours to us (whether under Clauses 24 or 28 below or otherwise), on the basis that there is for that purpose due from us to you an amount equal to the Default Market Value of such Equivalent Securities, and our obligation to return Equivalent Securities shall, if and to the extent so included, be extinguished accordingly. For this purpose -

         (i)     the Default Market Value of such Equivalent Securities means:

                (A) if during the Default Valuation Period (as defined below) we have sold Securities forming part of the same issue and being of an identical type and description to those Securities and in substantially the same amount as those Securities, the net proceeds of sale (after deducting all reasonable costs, fees and expenses incurred in connection therewith) and

                (B) failing such sale during the Default Valuation Period, the market value of such Securities at the Default Valuation Time as determined by us in good faith;

         (ii)    the Default Valuation Period means:

                (A) if the relevant set-off occurs on a day that is a dealing day in the most appropriate market for Securities of the relevant description (as determined by us), a period commencing on the opening of business on that day and ending at the close of business on the following dealing day; and

                (B) in any other case, the close of business on the second dealing day in that market after the day on which the set-off occurs.

         (iii) the Default Valuation Time means the end of the Default Valuation Period.

         Where the amount of any Securities sold as mentioned in (i)(A) above is not identical to that of the Securities to be valued for the purposes of this definition, the Default Market Value of those Securities shall be ascertained by dividing the net proceeds of sale by the amount of the Securities sold so as to obtain a net unit price and multiplying that net unit price by the amount of the Securities to be valued.

                         CHAPTER IV - MATERIAL INTERESTS

21.1 The relationship between you and us is as described in the Customer Documents. Neither that relationship nor the services we provide nor any other matter will give rise to any fiduciary or equitable duties on our part which would prevent or hinder us from doing business for or with you (whether acting as principal or agent), doing business with associates, connected customers, and other investors and generally acting as provided in the Customer Documents.

         We may give advice or make recommendations to you, enter into Transactions for or with you or act as your agent or provide any other service pursuant to Clause 2 notwithstanding that we may have a relationship, arrangement or interest that is material in relation to the Transaction, advice or recommendation concerned and/or the Asset underlying any Contract or Client Contract, including (but not limited to) the following circumstances where:-

         (a) we have acted, are acting or are seeking to act as a financial adviser or lending banker to the issuer (or any of its affiliated companies) of the Assets the subject of a Transaction or have advised or are advising any person in connection with a merger, acquisition or take-over by or for such issuer (or any of its affiliated companies);

         (b) we have sponsored or underwritten or otherwise participated in, or are sponsoring or underwriting or otherwise participating in the Assets the subject of a Transaction;

         (c) we have a holding, dealing, or market-making position or may otherwise be trading or dealing in the Assets the subject of a Transaction or in investments (including without limitation any futures or option Contracts) or assets of any kind underlying, derived from or otherwise directly or indirectly related to such investments;

         (d) we have received or are receiving payments or other benefits for giving business to the firm with which your order is placed;

         (e) we have been or are an associate of the issuer (or any of its affiliated companies) of the Assets the subject of a Transaction;

         (f) we are matching your transaction with that of any other client (including without limitation us, any Associated Firm, connected customer or other customer of us) either by acting on behalf of such person as well as on behalf of you ("agency cross") or by executing matching transactions at or about the same time with you and such persons ("back-to- back principal trade").

21.2 No further disclosure to you is required of any relationship, arrangement or interest which falls within one of the circumstances referred to in Clause 21.1 above, and we will be entitled to retain any profit or benefit arising as if no such relationship, arrangement or interest existed.

21.3 We will not be obliged to disclose to you any matter, fact or thing, whether or not such disclosure would or might be a breach of any duty owed by us to any other person, and we shall not be obliged to disclose to you any matter, fact or thing which comes to the notice of any of our employees, officers or directors if the employee, officer or director who is dealing for or with you is unaware of such matter, fact or thing.

21.4 We may in our absolute discretion decline to carry out a Transaction for or with you or to give advice or make a recommendation to you where we may have an interest in respect thereof which will or may conflict with your interests.

                 CHAPTER V - POWERS AND EXCLUSIONS OF LIABILITY

22.      Exclusion and restriction of liability

22.1 Nothing in the Customer Documents shall exclude or restrict any liability which we have under the Rules or the regulatory system established by the FSA, and which may not be excluded or restricted thereunder.

22.2 We shall not be liable to you in respect of any relevant Client Contract, any matching Contract or otherwise if and to the extent that the relevant Exchange, Clearing House and/or Broker has ceased for any reason (including netting-off our positions with it) to recognise the existence of any Contract or fails to perform or close out any Contract or defaults in respect of margin or collateral. This will not affect your obligations and liabilities hereunder in respect of Contracts, which you have instructed us to open, and which have not been closed out.

22.3 Neither we nor any of our employees, officers or directors will be liable for any loss resulting from any act or omission made under or in relation to or in connection with the Customer Documents, except where such loss results from any bad faith, wilful default, fraud or negligence of us or any of our employees, officers or directors.

22.4 Neither we nor our employees, officers or directors will be liable for any consequential or special damages howsoever arising.

22.5     We will not be liable for the solvency, acts or omissions of:-

         (i) any nominee, custodian or other third party with whom any Charged Securities (or other investments) are held pursuant to Clauses 19 and 20 above; or

         (ii)     any bank with which we maintain any client bank account; or

         (iii) any other third party with whom we deal or transact business or who is appointed by us in good faith on your behalf,

         unless such nominee, custodian, bank or other third party is an Associated Firm, but we will make available to you, when and to the extent reasonably so requested, any rights that we may have against such person.

22.6 If any claim is made by or against us or any of our employees, officers or directors against or by any third party in connection with this Agreement, any Contract acquired or Transaction effected on your instructions or a corresponding Client Contract or arising out of any act or omission by us or our employees, officers or directors, you hereby agree to provide us or our employees, officers or directors with any assistance which you may be reasonably asked to give.

22.7 Neither we nor any of our directors, officers or employees will have any responsibility or liability whatsoever for:

         (a) any advice or opinion which may be given to you concerning the Customer Documents; or

         (b) any expense, loss or damage suffered by you as a result of (i) our carrying out your instructions, if we acted in accordance with such instructions or otherwise acted reasonably, or (ii) properly carrying out or failing to carry out any actions which we are permitted but not required to carry out under the Customer Documents.

23.      Indemnity

         You will fully indemnify us, our Associated Firms and any of our or their employees, officers or directors (each an "Indemnified Person") against all costs, expenses, damages, liabilities and losses which any such Indemnified Person may suffer or incur directly or indirectly as a result of, or in connection with, or arising out of the Customer Documents or any Transaction effected on your instructions or arising out of any act or omission by such Indemnified Person or by any other person permitted under the Customer Documents, and against any claims which may be made against any such Indemnified Person in the performance of the powers or duties of any such Indemnified Person (including in any such case any cost of enforcing the same). The indemnity will not extend to any Indemnified Person if such costs, expenses, damages, liabilities and losses result primarily from the bad faith, wilful default, fraud or negligence of such Indemnified Person.

24.      Morgan Stanley's powers

24.1 If we have determined, in our absolute discretion, that you have not performed (or may not be able or willing in the future to perform) any of your obligations to us under or pursuant to the Customer Documents, we may (with prior notice only if reasonably practicable) take such steps as we consider necessary or desirable to comply with, perform, cancel or satisfy any of our obligations to the relevant Exchange, Clearing House or Broker in respect of any Contract or Contracts acquired on your instructions, or otherwise to protect our position, including closing out and/or performing any or all such Open Contracts. For such purpose, we may:

         (a) buy or sell the Asset underlying any Open Contract in any manner including to or from ourselves or any Connected Company;

         (b)      buy or sell futures or  options contracts;

         (c) open new long or short positions in order to establish a spread or straddle;

         (d)      borrow, buy or sell any currency;

         (e)      apply any Margin;

         (f) cancel, terminate or otherwise liquidate any Transaction between you and us; and/or

         (g) set off any obligation to you against any of your obligations to us;

         in each case so that all amounts spent by us in connection with any such actions that are in excess of the amount held in the Margin Account for you shall be paid by you to us on demand.

24.2     On the exercise of our rights under Clause 24.1 above:

         (a) we are not obliged to deliver to you in respect of any corresponding Client Contract the underlying Asset or any money received or receivable on closing out until all of your liabilities to us are satisfied or discharged to our satisfaction, and all amounts you owe us are paid, and:

                  (i) any such underlying Asset may be registered in our name or that of our nominee (which may be an Associated Firm), and we or such nominee may be the custodian of the documents of title or certificates evidencing title to such Asset;

                  (ii) if such amounts are not paid and/or liabilities to us are not satisfied or discharged to our satisfaction, we may sell or realise the underlying Asset upon terms (including the consideration received therefor) as we in our absolute discretion think fit, without being responsible for any loss or diminution in price; any consideration received therefor shall be credited to the Margin Account; and

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                  (iii)    any income in respect of such Asset paid to us, net
                           of any Taxes payable by us (whether by withholding or otherwise) in respect of such income, shall be credited to the Margin Account; and

         (b) all amounts owing to us hereunder will become immediately payable.

24.3 We do not have to close out Contracts or take any other action in respect of Open Contracts acquired on your instruction. In particular (subject to Clause 24.1 above), no failure by you to pay Margin when demanded will require us to close out any relevant Contract to which such Margin is attributable.

24.4 We may convert any funds realised pursuant to this Clause 24 at such rate and into such currencies as we may reasonably consider appropriate at the relevant time.

25       Certificates conclusive

         Our certificate that any of our rights under the Customer Documents have been exercisable, or as to any amount payable or due under the Customer Documents, will be conclusive and binding on you, absent manifest error. No purchaser, pledgee or transferee of Charged Securities will need to enquire whether any such power has become enforceable, or to establish the proper application of any money paid.

26.      Time of the essence

         Time shall be of the essence in relation to all matters arising under or pursuant to the Customer Documents in respect of Transactions or Client Contracts or otherwise in respect of your dealing in futures or options.

27.      Retention of title

         Title to Securities purchased by you (whether upon exercise of an option Client Contract or otherwise) will pass only when you pay the amount due for such purchase.

28.      Lien and set-off

         As further security for all of your obligations hereunder (but subject to the Rules) we shall have the right to retain (and apply as set out below) all of your property which we or any of our Associated Firms hold for any purpose, including, but not limited to, property held in any other of your accounts with us or any of our Associated Firms, whether or not we have made any advances in connection with such property. From time to time we may, without notice, transfer and re-transfer any money or other property between any such accounts. You shall execute such documents and take such other action as we shall reasonably request in order to perfect our rights with respect to any security referred to in this Clause 28.

29.      Force majeure

         We shall not be liable to you for the non-performance of any of our obligations under this Agreement due to any cause beyond our reasonable control, including without limitation any breakdown or failure of transmission or communication or computer facilities, postal or other strikes or similar industrial action, or the failure of any relevant Exchange, Clearing House or Broker to perform its obligations for any reason.

30.      Taxes

30.1 All amounts which you must pay under the Customer Documents do not include any applicable Taxes. You must pay any Taxes to us at the same time as the amounts to which those Taxes relate.

30.2 You are fully responsible for paying all other Taxes due and the making of all claims in relation thereto whether for exemption from withholding taxes or otherwise, for filing any and all tax returns, and for providing any relevant tax authorities with all necessary information in relation to any investment business we carry on for or with you or any investments which we hold on your behalf.

30.3 We will use all reasonable endeavours to send you any tax documents which we receive relating to you or to any monies or investments we hold under the Customer Documents.

31.      Advice

31.1 You rely on your own judgement when you give orders or instructions to us.

31.2 We do not provide any legal or tax advice. Accordingly, if you consider it necessary you should consult your own legal or tax advisers.

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                           CHAPTER VI - AUTHORISATION

32.      Due authorisation

32.1     You represent, warrant and undertake to us that:-

         (a) in any investment business we carry on for or with you under this Agreement, you are and will be acting either as principal or as agent;

         (b) you have and will have full power and capacity and have taken all necessary corporate and other action, and in the case of a trustee of a particular trust you have and will have full power and capacity under the relevant trust deeds, to enter into and perform your obligations under this Agreement (including without limitation the powers and capacity to grant us the charge and any other security herein provided for) and to confer on us the rights and powers contained in or given pursuant to this Agreement. Without limitation:

                  (i) your execution, delivery and performance of this Agreement will not violate or conflict with any Applicable Law or your constitution or any charge, trust deed, contract or other instrument to which you are a party or which is binding upon you or your assets; and

                  (ii) the terms and conditions contained in this Agreement will be your legal, valid and binding obligations;

         (c) you are (or some other person for whom you are trustee or agent and from whom you hold and will at all times hold all requisite authorities is) and will at all times during the continuance of this Agreement be the sole beneficial owner of all Charged Securities. In each case such Charged Securities are and shall be fully paid and free from all mortgages, charges, liens and other encumbrances other than those which may arise in our favour. No other person has or will have any rights or interests therein and you are lawfully entitled to create in our favour the security evidenced or intended to be evidenced hereby;

         (d) when further Securities become Charged Securities or otherwise subject to the charge in Clause 19.2 above you shall be deemed to have made a further and separate representation and warranty in the terms of paragraph (c) above;

         (e) you and any person designated by you have and shall have, due authorisation to act in all respects in relation to this Agreement and each Transaction, Contract and Client Contract and, in relation thereto, you have obtained, shall obtain and shall maintain in effect all necessary authorisations, consents or approvals (including without limitation any required by any Regulatory Body) and shall comply with the terms of the same and with all Applicable Law, and shall provide us with copies or other evidence of such consents or approvals and such evidence of compliance with such law as we may reasonably require.

32.2 You agree that, in all investment business which we carry on for or with you where you are acting as agent, only you will be our customer and we shall have no responsibility to any principal of yours as our customer.

32.3 If you are acting as agent for, or on behalf of another in relation to any Contract and/or Client Contract carried out under this Agreement then:

         (a) you have and will have full power and capacity to enter into this Agreement and to perform all obligations pursuant hereto to be performed by your principal under this Agreement;

         (b) you are expressly authorised by your principal to instruct us in relation to such Contract and/or Client Contract in accordance with the terms and conditions of this Agreement; and

         (c) you will be, and you will procure that your principal will be, jointly and severally liable, each as if a principal, to us in respect of all obligations and liabilities to be performed by you pursuant to and in respect of any such Contract and/or Client Contract.

32.4 You agree to supply us with such financial information about yourself (or any immediate, intermediate or ultimate holding company) as we may reasonably request.

33.      Authorised instructions

33.1 You may from time to time notify us in writing of the names of those persons who are authorised to give instructions on your behalf. Until we receive notice in writing to the contrary, we shall be entitled to assume that any of those persons have full and unrestricted power to give us instructions on your behalf.

33.2 We are entitled to rely and act without further enquiry on any instruction, notice, demand, request or information (by whatever means transmitted and whether or not in writing) which purports or appears to come and which we reasonably believe in good faith to come from you or from any person who is or appears to us to be a person designated in the attached Certificate (if any) or otherwise authorised by you for the purpose of the Customers Documents or from someone acting on your behalf, and we shall not be liable for any actions taken or omitted to be taken in good faith pursuant thereto nor shall we be under any obligation to confirm instructions before they are executed or the accuracy or completeness of any such information before it is acted or otherwise relied upon.

33.3 We are not under any obligation to execute or otherwise enter into any particular Transaction, or to accept and act in accordance with any order or instructions, nor shall we be obliged to give any reasons for declining to do so.

33.4 If we decline to carry out a Transaction we will promptly notify you. We will have no liability for any expense, loss or damage incurred by you by reason of any omission so to notify you, otherwise than as a result of our bad faith, wilful default or negligence; in no event will we have any liability for any consequential or special damage.

                              CHAPTER VII - GENERAL

34.      Information

34.1     You warrant, represent and undertake that:

         (a) you will notify us promptly in writing of any significant change in your financial position (including changes in assets, net assets or called-up share capital); and

         (b) in entering into this Agreement, we have not made and you are not relying upon any statements, representations, promises or undertakings whatsoever that are not contained in this Agreement;

34.2     You will:

         (a) provide us on request all information in your agent's possession or control of you or your agents as may be required to be filed or disclosed pursuant to Applicable Law, in each case regarding us, you, the Customer Documents or any Contract, Client Contract;

         (b) file (within any applicable time periods) such reports, letters and other communications as may be required from time to time by any Regulatory Body relating to you or us, you, the Customer Documents, or any Contract, Client Contract; and

         (c) send a copy of all such reports referred to in paragraph (b) above to us promptly upon such filing, and we may send a copy of the same to any relevant Exchange, Clearing House member or Broker.

35.      Confirmation and Statements

         As soon as practicable after we have carried out a Transaction we shall confirm details of that Transaction to you. We will provide to you at agreed intervals a statement of your overall trading (and Margin) positions with us at the then available current market price.

36.      Telephone recording

         We may use voice record orders, instructions or conversations we receive by telephone. Our voice records shall be prima facie evidence of the order, instructions or conversations recorded, and you agree that such records shall be admissible as such evidence in any Proceedings (as defined in Clause 43.2).

37.      Notices

37.1 Any instructions or requests you give, or demands or confirmations by us may be given in writing or, where permitted under the Rules, orally. Any notice in writing (including without limitation any contract note, confirmation or demand) may be given by posting or delivering it or by sending it by telex, facsimile transmission or any other electronic transmission.

37.2 Any notice or demand given by post will be sent first class, or where appropriate, by air mail and will, subject to Clauses 37.3 and 37.4 below, be deemed given seven business days after posting and any notice given by delivery or by telex, facsimile transmission or any other electronic transmission will be deemed given upon delivery or transmission (as the case may be), and in proving service of notice it shall be sufficient to prove, in the case of delivery by post, that the letter was correctly addressed and was posted first class or, where appropriate, air mail or, in the case of delivery otherwise than by post, that it was delivered to the correct address or, in the case of transmission by facsimile or telex, that it was transmitted to the correct number and (in the case of telex) received the proper answer back.

37.3 Any contract note, confirmation or account statement which we give in writing shall be deemed correct, conclusive and binding on you if not objected to in writing within the earlier of five business days of despatch by us or one business day of your receipt thereof.

37.4 Any statement produced may be delivered by post, or by sending it by telex, facsimile or other electronic transmission. Where you are ordinarily resident outside of the UK, we may retain statements relating to investments and collateral held by a custodian.

37.5 Communications from you under Clause 33.1, 33.2 and 40.1 and any objection pursuant to Clauses 37.3 and 39.2 shall be deemed received only if actually delivered.

38.      Correct addresses and numbers

         Our address for serving notices is shown at the front of this document, and our facsimile and telex numbers are:

         Fax No:   0171 425 8990/0171 513 8990
         Telex No: 8812564 MORSTAN

         We may change any of these details by written notice to you. Unless you tell us otherwise we will assume that your correct address and facsimile and telex numbers are those shown on any communication we receive which we reasonably believe to come from you.

39.      Entire agreement and amendments

39.1 This Agreement, together with all other Customer Documents, represent the entire terms on which we will undertake for or with your investment business in Exchange-traded futures and options contracts which is regulated by SFA. Any alteration to the Customer Documents must be agreed by us in writing.

39.2 We may amend or supplement our arrangements with you by sending you Further Schedules or a revised Agreement or by written agreement with you. Any amendment or supplement will, unless we have received your written objection, take effect twenty-one days after despatch to you or on such later date as we may specify, and will apply in respect of any commitment or transaction entered into by us after that date. Any amendment or supplement that relates to or results from a change of Applicable Law may take effect immediately or otherwise as we may specify.

40.      Termination

40.1 Either party can terminate this Agreement without penalty by giving notice in writing, which will take effect seven days after the notice is given or after any other period specified in the notice.

40.2 Termination of this Agreement will not affect the rights or liabilities of either party in respect of Contracts and any corresponding Client Contracts for which you have already given an instruction which we have accepted, or in respect of which there is an outstanding liability with us. Any termination will be without prejudice to our rights to all Margin and amounts in the Margin Account. The Customer Documents will apply to these liabilities until all Contracts have been closed out, settled or delivery effected and all liabilities discharged.

40.3 Termination of this Agreement will not affect any provision of the Customer Documents which is intended to survive termination.

41.      Assignment and Transfer

41.1 The Customer Documents shall be binding upon, and inure to the benefit of, MSIL and its successors and assigns.

41.2 MSIL may at any time cause all or any part of its rights, benefits and/or obligations under the Customer Documents to be novated to any subsidiary or holding company (as defined in section 736 of the Companies Act 1985) of MSIL or a subsidiary of any such holding company or any company otherwise affiliated with MSIL (any such company being a "Connected Company") by delivering to you a written substitution notice.

         Upon delivery of a substitution notice to you:

         a) to the extent that in the substitution notice MSIL seeks to cause its rights and/or its obligations hereunder to be novated, you and MSIL shall be released from further obligations to each other hereunder and their respective rights against each other shall be cancelled;

         b) you and the Connected Company shall acquire the same rights and assume the same obligations between themselves as they would have acquired or assumed by it as a result of such novation.

41.3 You may not assign any of your rights under the Customer Documents, any Contract or Client Contact without our prior written consent. Any purported assignment of your rights will be invalid.

42.      Miscellaneous

42.1 If any term or part of the Customer Documents is void, voidable or unenforceable, the rest of the Customer Documents will not be affected.

42.2 Our rights, remedies, powers and privileges in this Agreement are cumulative and not exclusive of any rights or remedies provided by law. Our failure to exercise, or delay in exercising, any of our rights, remedies, powers or privileges will not operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof.

43.      Governing Law

43.1 The Customer Documents and all Transactions thereunder shall be governed by and construed in accordance with English Law.

43.2 Any suit action, claim or proceeding (together in this Clause referred to as "Proceedings") arising out of or in connection with the Customer Documents or any Transaction thereunder may be brought in the English courts. Any objection that you or we may have now or in the future to the laying of the venue of any Proceedings in any English court, and any claim that any Proceedings have been brought in an inconvenient forum, is waived.

43.3 If you are entitled in any jurisdiction to claim immunity for yourself or for your property or assets from service of process, jurisdiction, suit, judgement, execution, attachment (whether before judgement, in aid of execution or otherwise) or legal process in respect of your obligations under this Agreement, or to the extent that in any jurisdiction there may be attributed to you or your property or assets such immunity (whether or not claimed), you waive such immunity to the fullest extent under the laws of such jurisdiction.

43.4 You irrevocably and generally consent in respect of any legal action or Proceedings arising out of or in connection with the Customer Documents or any Transaction to the giving of any relief or the issue of any process in connection with such action or Proceedings, including, without limitation, the making, enforcement or execution against any property, asset, or revenues whatsoever (irrespective of their use or intended use) of any order or judgement which may be made or given in such action or Proceedings.

IN WITNESS WHEREOF, this Agreement has been entered into on the date written in the Customer Signature pages below.

Signed on behalf of

Morgan Stanley & Co. International Limited
           -and-
Morgan Stanley Securities Limited


By:..........................................
Name:    R S Rosenthal
Title:   Company Secretary

                                    PART TWO
                            MASTER NETTING AGREEMENT

THIS MASTER NETTING AGREEMENT is made as of the date specified on the first customer signature page

BETWEEN

(A)      You, as the client named on the customer signature page; and

(B) MORGAN STANLEY & CO. INTERNATIONAL LIMITED ("MSIL") AND/OR MORGAN STANLEY SECURITIES LIMITED ("MSSL") both of 25 Cabot Square, Canary Wharf, London E14 4QA . MSIL is regulated by SFA, and MSSL is regulated by SFA and a member of the London Stock Exchange.

IT IS HEREBY AGREED AS FOLLOWS:

1.       Scope of this Agreement

1.1 Unless otherwise agreed in writing by the Parties in Annex 1 or otherwise and subject to the next sentence, these terms and the particular terms agreed by the Parties govern each Transaction entered into or outstanding between any two Designated Offices of the Parties on or after the date of execution of these terms. In the case of Transactions within paragraph (i), (ii), (iii) or (iv) of the definition of "Transaction", these terms govern only those Transactions where the exchange mentioned in such definition is a Specified Exchange.

1.2 These terms, the particular terms of, and applicable to, each and every Transaction governed by these terms, the Schedules to these terms and all amendments to any of such items shall together constitute a single agreement between the Parties. The Parties acknowledge that all Transactions governed by these terms, which are entered into on or after the date of execution of these terms, are entered into in reliance upon the fact that all such items constitute a single agreement between the Parties.

2.       Settlement and Exchange of Clearing Organisation Rules

2.1 Unless a Liquidation Date has occurred or has been effectively set, a Party shall not be obliged to make any payment or delivery scheduled to be made by that Party under a Transaction governed by these terms for so long as an Event of Default or Potential Event of Default with respect to the other Party has occurred and is continuing.

2.2 Unless otherwise agreed in writing by the Parties, if the Parties enter into any Transaction governed by these terms to close out any existing Transaction between the Parties then their obligations under such Transactions shall automatically and immediately be terminated upon entering into the second Transaction, except for any settlement payment due from one Party to the other in respect of such closed-out Transactions.

2.3 These terms shall not be applicable to any Transaction to the extent that action which conflicts with or overrides the provisions of this agreement has been started in relation to that Transaction by a relevant exchange or clearing organisation under applicable rules or laws and is continuing.

3.       Representations, Warranties and Covenants

3.1 Each Party represents and warrants to the other Party as of the date of execution of these terms and, in the case of the representation and warranty in (v) of the Clause 3.1 relating to the entering into of Transactions, as of the date of entering into each Transaction governed by these terms that: (i) it has authority to enter into this agreement;
         (ii) the person entering into the agreement on its behalf have been duly authorised to do so: (iii) this agreement and the obligations created under this agreement are binding upon it and enforceable against it in accordance with their terms (subject to applicable principles of equity) and do not and will not violate the terms of any agreements to which such Party is bound; (iv) no Event of Default or Potential Event of Default has occurred and is continuing with respect to it; and (v) it acts as principal and sole beneficial owner (and not as trustee) in entering into these terms and each and every Transaction governed by these terms.

3.2 Each Party covenants to the other Party that: (i) it will at all times obtain and comply with the terms of and do all that is necessary to maintain in full force and effect all authorisations, approvals, licences and consents required to enable it lawfully to perform its obligations under this agreement; and (ii) it will promptly notify the other Party of the occurrence of any Event of Default or Potential Event of Default with respect to itself or any credit Support Provider in relation to it.

4        Termination and Liquidation

4.1      If, at any time:

         (i) a Party fails to make any payment when due under or to make or take delivery of any property when due under, or to observe or perform any other provision of, this agreement (including any Transaction governed by these terms) and such failure continues for two business days after notice of non-performance has been given by the other Party to the defaulting Party;

         (ii) a Party commences a voluntary case or other procedure seeking or proposing liquidation, reorganisation, an arrangement or composition, a freeze or moratorium, or other similar relief with respect to itself or to its debts under any bankruptcy, insolvency, regulatory, supervisory or similar law (including any corporate or other law with potential application to an insolvent Party), or seeking the appointment of a trustee, receiver, liquidator, conservator, administrator, custodian, examiner or other similar official (each a "Custodian") of it or any part of its assets; or takes any corporate action to authorise any of the foregoing; and, in the case of a reorganisation, arrangement or composition, the other Party does not consent to the proposals;

         (iii) an involuntary case or other procedure is commenced against a Party seeking or proposing liquidation, reorganisation, an arrangement or composition, a freeze or moratorium, or other similar relief with respect to it or its debts under any bankruptcy, insolvency, regulatory, supervisory or similar law (including any corporate or other law with potential application to an insolvent Party) or seeking the appointment of a Custodian of it or any part of its assets and such involuntary case or other procedure either (a) has not been dismissed within five days of its institution or presentation or (b) has been dismissed within such period but solely on the grounds of an insufficiency of assets to cover the costs of such case or other procedure;

         (iv) a Party dies, become of unsound mind, is unable to pay its debts as they fall due or is bankrupt or insolvent, as defined under any bankruptcy or insolvency law applicable to such Party; or indebtedness of a Party is not paid on the due date therefor or becomes, or becomes capable at any time of being declared, due and payable under agreements or instruments evidencing such indebtedness before it would otherwise have been due and payable, or proceedings are commenced for any execution, any attachment or garnishment, or any distress against, or an encumbrancer takes possession of, the whole or any part of the property, undertaking or assets (tangible and intangible) of a Party;

         (v) a Party or any Credit Support Provider in relation to a Party (or any Custodian acting on behalf of a Party or any Credit Support Provider in relation to a Party) disaffirms, disclaims or repudiates any obligation under this agreement (including any Transaction governed by these terms) or any Credit Support Document;

         (vi) any representation or warranty made or deemed made by a Party pursuant to this agreement or pursuant to any Credit Support Document proves to have been false or misleading in any material respect as at the time it was made or given;

         (vii) (a) any Credit Support Provider in relation to a Party or the relevant Party itself fails to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with the applicable Credit Support Document; (b) any Credit Support Document relating to a Party expires or ceases to be in full force and effect prior to the satisfaction of all obligations of such Party under this agreement (including any Transaction governed by these terms), unless the other Party has agreed in writing that this shall not be an Event of Default; (c) any representation or warranty made or deemed made by any Credit Support Provider in relation to a Party pursuant to any Credit Support Document proves to have been false or misleading in any material respect as at the time it was made or given or deemed made or given; or (d) any event referred to in (ii) to (iv) or (viii) of this Clause
                  4.1 occurs in respect of any Credit Support Provider in relation to a Party;

         (viii) a Party is dissolved, or in respect of a Party whose existence is dependent upon a formal registration, such registration is removed or ends, or any procedure is commenced seeking or proposing a Party's dissolution or the removal or ending of such a registration of a Party; or

         (ix) any event of default (however described) occurs under any terms of business in place between the Parties or any other event specified for these purposes in Annex 1 or otherwise occurs, then the other Party (the "Non-Defaulting Party") may exercise its rights under Clause 4.2, except that, if so agreed in writing by the Parties (whether by specifying as such in Annex 1 hereto or otherwise), in the case of the occurrence of any Event of Default specified in paragraph (ii) or (iii) above the provisions of Clause 4.3 shall apply.

4.2 Subject to Clause 4.3, at any time following the occurrence of an Event of Default, the Non-Defaulting Party may, by notice to the Defaulting Party, specify a Liquidation Date for the termination and liquidation of Transactions in accordance with the provisions of Clause 4.4.

4.3 If the Parties have so agreed, the date of the occurrence of any Event of Default specified in paragraph (ii) or (iii) of Clause 4.1 shall automatically constitute a Liquidation Date, without the need for any notice by either Party and to the intent that the provisions of Clause
         4.4 shall then apply.

4.4      Upon the occurrence of a Liquidation Date:

         (i) neither Party shall be obliged to make any further payments or deliveries under any Transactions governed by these terms which would, but for this Clause, have fallen due for performance on or after the Liquidation Date and such obligations shall be satisfied by settlement (whether by payment, set-off or otherwise) of the Liquidation Amount;

         (ii) the Non-Defaulting Party shall (on, or as soon as reasonably practicable after, the Liquidation Date) determine (discounting if appropriate), in respect of each Transaction governed by these terms, its total cost, loss or, as the case may be, gain, in each case expressed in the Non-Defaulting Party's Base Currency (and, if appropriate, including any loss of bargain, cost of funding or, without duplication, cost, loss or, as the case may be, gain as a result of the termination, liquidation, obtaining, performing or re-establishing of any hedge or related trading position), as a result of the termination, pursuant to this agreement, of each payment or delivery which would otherwise have been required to be made under such Transaction (assuming satisfaction of each applicable condition precedent and having due regard to, if appropriate, such market quotations published on, or official settlement prices set by, a relevant exchange or clearing organisation as may be available on, or immediately preceding, the date of calculation); and

         (iii) the Non-Defaulting Party shall treat each cost or loss to it, determined as above, as a positive amount and each gain by it, so determined, as a negative amount and aggregate all of such amounts to produce a single, net positive or negative amount, denominated in the Non-Defaulting Party's Base Currency (the "Liquidation Amount").

4.5 If the Liquidation Amount determined pursuant to Clause 4.4 is a positive amount, the Defaulting Party shall pay it to the Non-Defaulting Party and if it is a negative amount, the Non-Defaulting Party shall pay it to the Defaulting Party. The Non-Defaulting Party shall notify the Defaulting Party of the Liquidation Amount, and by which Party it is payable, immediately after the calculation of such amount.

4.6 Unless the Parties specify otherwise in Annex 1 or otherwise, where termination and liquidation occurs in accordance with Clause 4.4, the Non-Defaulting Party shall also be entitled, at its discretion, to apply the provisions of Clause 4.4 to any other Transactions entered into between the Parties which are then outstanding, as if each such Transaction were a Transaction governed by these terms.

4.7 The amount payable by one Party to the other Party pursuant to the provisions of Clause 4.5, or any applicable laws or regulations, shall be paid in the Non-Defaulting Party's Base Currency by the close of business on the business day following the completion of the termination and liquidation under Clause 4.4, or any laws or regulations having a similar effect, (converted as required by applicable law into any other currency, any costs of such conversion to be borne by, and (if applicable) deducted from any payment to, the Defaulting Party). Any such amount which is not paid on the due date therefor shall bear interest, at the average rate at which overnight deposits in the currency of such payment are offered by major banks in the London interbank market as of 11.00 a.m. (London time) (or, if no such rate is available, at such reasonable rate as the Non-Defaulting Party may select) plus 1% per annum, for each day for which such amount remains unpaid.

4.8 For the purpose of any calculation hereunder, the Non-Defaulting Party may convert amounts denominated in any other currency into the Non-Defaulting Party's Base Currency at such rate prevailing at the time of the calculation as it shall reasonably select.

4.9 The Non-Defaulting Party's rights under this Clause 4 shall be in addition to, and not in limitation or exclusion of, any other rights which the Non-Defaulting Party may have (whether by agreement, operation of law or otherwise).

5        Set-Off

         Without prejudice to any other right or remedy which it may have, either Party may, on or after the occurrence of a Liquidation Date and the determination of the Liquidation Amount, set off any amount owing by it (whether actual or contingent, present or future and including, if applicable and with out limitation, the Liquidation Amount and any amount due and payable on or before the Liquidation Date but remaining unpaid) to the other Party against any amount owing by such other Party (whether actual or contingent, present or future and including, if applicable and without limitation, the Liquidation Amount and any amount due and payable before the Liquidation Date but remaining unpaid) to the first Party.

6        Currency Indemnity

         If a Party (the first Party) receives or recovers any amount in respect of an obligation of the other Party (the second Party) in a currency other than that in which such amount was payable, whether pursuant to a judgement of any court or otherwise, the second Party shall indemnify and hold harmless the first Party from and against any cost (including costs of conversion) and loss suffered by the first Party as a result of receiving such amount in a currency other than the currency in which it was due.

7.       Assignments and Transfers

         Neither Party may assign, charge or otherwise transfer or purport to assign, charge or otherwise transfer its rights or obligations under this agreement (including the Transactions governed by these terms) or any interest therein without the prior written consent of the other Party, and any purported assignment, charge or transfer in violation of this Clause shall be void.

8.       Notices

         Unless otherwise agreed, all notices, instructions and other communications to be given to a Party under this agreement shall be given to the address, telex (if confirmed by the appropriate answerback) or facsimile (confirmed if requested) number and to the individual or department specified in Annex 1, the Customer Signature page or by notice in writing by such Party. Unless otherwise specified, any notice, instruction or other communication given in accordance with this Clause shall be effective upon receipt.

9.       Termination, Waiver and Partial Invalidity

9.1 Either of the Parties hereto may terminate this agreement at any time by seven days' prior notice to the other Party and termination shall be effective at the end of such seventh day; provided, however, that any such termination shall not affect any then outstanding Transactions governed by these terms, and the provisions of this agreement shall continue to apply until all the obligations of each Party to the other under this agreement (including the Transactions governed by these terms) have been fully performed.

9.2 A Party may waive any right, power or privilege under this agreement only by (and to the extent of) an express statement in writing.

9.3 If, at any time, any provision of these terms is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of these terms nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

10.      Time of Essence

         Time shall be of the essence in this agreement.

11.      Payments

         Every payment to be made by a Party under these terms shall be made in same day (or immediately available) and freely transferable funds to the bank account designated by the other Party for such purpose.

12.      Governing Law and Jurisdiction

         Unless the Parties specify otherwise in Annex 1 or otherwise:

12.1 These terms shall be governed by, and construed in accordance with, the laws of England and Wales.

12.2 With respect to any Proceedings, each Party irrevocably (i) agrees that the courts of England shall have exclusive jurisdiction to determine any Proceedings and irrevocably submits to the jurisdiction of the English courts and (ii) waives any objection which it may have at any time to the bringing of any Proceedings in any such court and agrees not to claim that such Proceedings have been brought in an inconvenient forum or that such court does not have jurisdiction over such Party.

12.3 Each Party irrevocably waives to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar ground from (i) suit, (ii) jurisdiction of any courts, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before of after judgement) and (v) execution or enforcement of any judgement to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees to the extent permitted by applicable law that it will not claim any such immunity in any Proceedings. Each Party consents generally in respect of any Proceedings to the giving of any relief or the issue of any process in connection with such Proceedings, including, without limitation, the making, enforcement or execution against any property whatsoever of any order or judgement which may be made or given in such Proceedings.

13       Interpretation

13.1     In these terms:

         "Base Currency" means, as to a Party, the currency specified as such in Annex 1 or agreed as such in relation to it in writing between the Parties or, failing any such specification or agreement, the lawful currency of the United Kingdom;

         "Credit Support Document" means, as to a Party (the first Party), a guarantee, hypothecation agreement, margin or security agreement or document, or any other document containing an obligation of a third party ("Credit Support Provider"), or of the first Party, in favour of the other Party supporting any obligations of the first Party under this agreement;

         "Credit Support Provider" has the meaning given to it in the definition of Credit Support Document;

         "Custodian" has the meaning given to it in Clause 4.1;

         "Defaulting Party" means the Party in respect of which, or related to a Credit Support Provider in respect of which, an Event of Default has occurred;

         "Designated Office(s)" means, as to a Party, the office identified with its name on page 1 of these terms and any other office(s) specified in Annex 1 or otherwise agreed by the Parties to be its Designated Office(s) for the purpose of this agreement;

         "Liquidation Date" means a day on which, pursuant to the provisions of Clause 4, the Non-Defaulting Party commences the termination and liquidation of Transactions or such a termination and liquidation commences automatically;

         "Potential Event of Default" means any event which may become (with the passage of time, the giving of notice, the making of any determination hereunder or any combination thereof) an Event of Default;

         "Proceedings" means any suit, action, or other proceedings relating to this agreement;

         "Specified Exchanges" means the exchanges specified in Annex 2 and any other exchanges agreed by the Parties to be Specified Exchanges for the purpose of Clause 1.1; and "Specified Exchange" means any of them;

         "Transaction" means:

         (i) a contract made on an exchange or pursuant to the rules of an exchange;

         (ii)     a contract subject to the rules of an exchange; or

         (iii) a contract which would (but for its term to maturity only) be a contract made on, or subject to the rules of, an exchange and which, at the appropriate time, is to be submitted for clearing as a contract made on, or subject to the rules of, an exchange, in any of cases (i), (ii), (iii) being a future, option, contract for differences, spot or forward contract of any kind in relation to any commodity, metal, financial instrument (including any security), currency, interest rate, index or any combination thereof;

         (iv) a transaction which is back-to-back with any transaction within paragraph (i), (ii) or (iii) of this definition; or

         (v) any other transaction which the Parties agree shall be a Transaction.

13.2 In these terms, "Event of Default" means any of the events listed in Clause 4.1; "Liquidation Amount" has the meaning ascribed to it in Clause 4.4; and "Non-Defaulting Party" has the meaning ascribed to it in Clause 4.1.

13.3     Any reference in these terms to:

         a "business day" shall be construed as a reference to a day (other than a Saturday or Sunday) on which:

         (i) in relation to a date for the payment of any sum denomination in (a) any currency (other than ecu or euro), banks generally are open for business in the principal financial centre of the country of such currency; (b) ecu, the Ecu Clearing and Settlement System operated by the Ecu Banking Association, (or, if such clearing system ceases to be operative, any other clearing or settlement system determined by the Parties) is open for business; or (c) euros, settlement of payments denominated in euros is generally possible in London or any other financial centre in Europe selected by the Parties; and

         (ii) in relation to a date for the delivery of any property, property of such type is capable of being delivered in satisfaction of obligations incurred in the market in which the obligation to deliver such first property was incurred;

         a "Clause" or "Annex" shall be construed as a reference to, respectively, a clause or Annex of these terms, unless the context requires otherwise;

         a "currency" shall be construed so as to include any unit of account;

         "indebtedness" shall be construed so as to include any obligation (whether present or future, actual or contingent, as principal or surety or otherwise) for the payment or repayment of money;

          "Parties" shall be construed as a reference to the parties to this agreement and shall include their successors and permitted assigns; and "Party" shall be construed as a reference to which of the Parties is appropriate in the context in which such expression may be used;

         a Party to which a Credit Support Provider relates shall be construed as a reference to the Party whose obligations under this agreement are supported by that Credit Support Provider; and

         these "terms" or this "agreement" shall be construed as including the Annexes and as a reference to these terms or this agreement as the same may be amended, varied, novated or supplemented from time to time.

ANNEX 1 TO MASTER NETTING AGREEMENT

1.       Scope of Agreement

         (a) Each of the following shall be a Transaction for the purpose of paragraph (v) of the definition of "Transaction" in Clause 13.1: Not applicable.

         (b) For the purposes of Clause 1.1, these terms shall not apply to [all] [the following] Transactions outstanding between the Parties on the date of execution of these terms:
                  Not applicable.

         (c) In the event of a discrepancy between these terms and the Customer Documents for Exchange-traded Derivatives, these terms will govern in relation to close out netting of Transactions but without prejudice to any other rights that Morgan Stanley may have under the Customer Documents for Exchange-traded Derivatives.

2.       Designated Offices

         Each of the following shall be a Designated Office: The offices specified in Section 7 "Notices" below or in the Customer Signature page.

3.       Representations, Warrants and Covenants

         Clause 3.1 is hereby amended by deleting the words "in the case of the representation and warranty in (v) of the Clause 3.1 relating to the entering into of Transactions,".

4.       Additional Event(s) of Default

         Each of the following shall be an Event of Default for the purpose of paragraph (ix) of Clause 4.1: Not

         Applicable

5.       Automatic Termination

         Upon the occurrence of any Event of Default specified in paragraph (ii) or (iii) of Clause 4.1, the provisions of Clause 4.3 shall apply.

6.       Termination of Other Transactions

         The provisions of Clause 4.6 shall not apply.

7.       Notices

         Morgan Stanley

         Name                :     Morgan Stanley & Co. International Limited

         Address             :     25 Cabot Square, Canary Wharf, London E14 4QA

         Telephone Numbers   :     44-171-425-8000

         Telex number        :     8812564

         Facsimile number    :     44-171-425-4976

         Name of individual or department to whom notices are to be sent:
           Compliance

8.       No Reliance

         In connection with these terms and the Customer Documents for Exchange-Traded Derivatives, each Transaction and any other documentation relating to these terms, both Parties represent and acknowledge that (i) it is entering into each Transaction with a full understanding of all material terms and risks thereof, and it is capable of assuming those risks; (ii) it has made its investment and trading decisions (including decisions regarding the suitability of any transaction) based upon its own judgement and upon any advice from such advisors as it has deemed necessary, and not in reliance upon any view expressed by the other Party; (iii) the other Party is not acting as a fiduciary or an advisor for it, and all decisions have been the results of arm's length negotiations between the Parties; and (iv) the other Party has not given to it any assurance or guarantee as to the expected performance or result of any Transaction.

9.       Governing Law and Jurisdiction

         The following provisions shall not apply in place of the provisions of Clause 12:

         12.1 These terms shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to conflict of law provisions.

         12.2 With respect to any Proceedings, each Party irrevocably (i) submits to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City and (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court and agrees not to claim that such Proceedings have been brought in any inconvenient forum or that such court does not have jurisdiction over such Party.

         12.3 Each party irrevocably waives to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended us), all immunity of the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any courts, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgement) and (v) execution or enforcement of any judgement to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees to the extent permitted by applicable law that it will not claim any such immunity in any Proceedings. Each Party consents generally in respect of any Proceedings to the giving of any relief or the issue of any process in connection with such Proceedings, including, without limitation, the making enforcement or execution against any property whatsoever of any order or judgement which may be made or given in such Proceedings.

         12.4 Each Party hereby irrevocably waives any and all right to trial by jury in any Proceedings.

10.      Base Currency:  US Dollars

11.      Selected Financial Centres for Euro Settlements:  Not Applicable

12.      FDICIA Representations

         The following provisions shall not apply to this agreement. Each Party represents and warrants to the other Party that it is a financial institution under the provisions of Title IV of the Federal Deposit Insurance Corporation Improvement Act of 1991 ("FDICIA"), and the Parties agree that this agreement shall be a netting contract, as defined in FDICIA, and each receipt or payment or delivery obligation hereunder shall be a covered contractual payment entitlement or covered contractual payment obligations, respectively, as defined in and subject to FDICIA.

ANNEX 2 TO MASTER NETTING AGREEMENT

Specific Exchanges

The following exchanges are Specified Exchanges for the purposes of Clause 1.1;

Any Recognised Exchange, Recognised Investment Exchange, Designated Investment Exchange or Approved Exchange as defined by the Financial Services Authority or the Securities and Futures Authority and as amended from time to time.

IN WITNESS WHEREOF, this Agreement has been entered into on the date written in the Customer Signature pages.

Signed on behalf of

Morgan Stanley & Co. International Limited
           -and-
Morgan Stanley Securities Limited

By:.......................................

Name:    R S Rosenthal
Title:   Company Secretary

                                   PART THREE
                                   SCHEDULE 1

                          SELECTED ASSOCIATED FIRMS OF
                   MORGAN STANLEY & CO. INTERNATIONAL LIMITED
                      AND MORGAN STANLEY SECURITIES LIMITED

                            Morgan Stanley Group Inc.
                        Morgan Stanley & Co. Incorporated
                       Morgan Stanley Market Products Inc.
                      Morgan Stanley Capital Services Inc.
                        Morgan Stanley Capital Group Inc.
             Morgan Stanley & Co. International Limited Incorporated
                          Morgan Stanley Japan Limited
                             Morgan Stanley Bank AG*
                                Morgan Stanley SA
                           Morgan Stanley Asia Limited
                          Morgan Stanley & Co. Limited
               Morgan Stanley & Co. International Holdings Limited
                            Morstan Nominees Limited
                      Morgan Stanley Services (UK) Limited
                          Morgan Stanley Canada Limited
                Morgan Stanley Asset Management Singapore Limited
                     Morgan Stanley Asset Management Limited
                      Morgan Stanley Asset Management Inc.
                           MS Securities Services Inc.
                               Morgan Stanley SpA
               Morgan Stanley Capital Group Singapore Pte Limited
                   Morgan Stanley Hong Kong Securities Limited
                    Morgan Stanley Hong Kong Nominees Limited
                    Morgan Stanley Futures Hong Kong Limited
                    Morgan Stanley Futures Singapore Limited
                        Morgan Stanley Australia Limited
             Morgan Stanley Global Securities Services Incorporated
                             Bank Morgan Stanley AG*

* Approved Banks

                                   PART THREE
                                   SCHEDULE 2

                         ADDITIONAL PROVISIONS FOR LIFFE

The provisions of this Schedule 2 apply where the Contract is a futures or options contract subject to the Rules of LIFFE.

1.       General Provisions

1.1 Morgan Stanley & Co. International Limited is an individual clearing member of LIFFE. Morgan Stanley Securities Limited is a non-clearing member of LIFFE.

1.2      You accept that in relation to LIFFE:

         (a) any allocation pursuant to Clause 12 of this Agreement shall be made as follows. We shall allocate as between clients, first, on the basis of a first in first out (FIFO) basis and, secondly, pro rata in respect of Open Contracts for which there is a corresponding Client Contract;

         (b) any dispute arising from or relating to this Agreement, insofar as it relates to Contracts or Clients Contracts subject to the rules of LIFFE, and any dispute arising from or relating to any such Contract or Client Contract as aforesaid and made hereunder shall, unless resolved between us, be referred to the arbitration rules of LIFFE, or to such other organisation as LIFFE may direct before either of us resorts to the jurisdiction of the courts (other than to obtain an injunction or an order for security for a claim). Clause 43 of this Agreement shall be subject to the agreement contained in this sub-paragraph; and

         (c) subject to the arbitration clause in sub-paragraph (b) above, disputes arising from this Agreement or from Contracts or Client Contracts made under or pursuant to this Agreement shall (for our benefit) be subject to the exclusive jurisdiction of the English courts to which both parties hereby irrevocably submit.

         (d) in both our interests, LIFFE may from time to time sanction the making of contracts by us outside the pit or outside its electronic trading system in order to satisfy your order, where there has been an error in the execution of your order. Where a better price (an improvement) can be obtained, we will seek to secure and offer that improvement to you. However, you should note that where, in response to your order, we have bought or sold in accordance with the instruction in your order to buy or, as the case may be, to sell but have traded the wrong delivery/expiry month or wrong exercise price of the relevant contract, then we may in accordance with LIFFE's Rules offset any loss arising from that trade against any improvement achieved for you in the course of correctly satisfying your order, thus offering you only the net improvements, if any.


2.       Exclusion of Liability

2.1 As a member of LIFFE and pursuant to the Rules of LIFFE, we are required to include a provision dealing with exclusion of liability in our agreement with you. The following provisions and paragraph 3.1 shall apply without prejudice to the generality of Clauses 22, 23, 27 and 28 of this Agreement with you.

2.2 LIFFE Administration and Management ("the Exchange") is obliged under the FSA1986 to ensure that business conducted by means of its market facilities is conducted in an orderly manner and so as to afford proper protection to investors. We and the Exchange wish to draw to your attention that, inter alia, business on the market may from time to time be suspended or restricted, or the market may from time to time be closed for a temporary period or for such longer period as may be determined in accordance with LIFFE's rules on the occurrence of one or more events which require such action to be taken in the interests of, inter alia, maintaining a fair and orderly market. Any such action may result in our being unable, and through us you and your clients (if any) may from time to time be prevented from or hindered in entering into contracts in accordance with LIFFE's rules as a result of a failure of some or all market facilities. We and the Exchange wish to draw the following exclusion of liability to your attention and to the attention of your clients (if any). Unless otherwise expressly provided in LIFFE's rules or in any other agreement to which LIFFE is party, we and LIFFE shall not be liable to you or any client of yours for loss (including any indirect or consequential loss including, without limitation, loss of profit), damage, injury or delay, whether direct or indirect, arising from any of the circumstances or occurrences referred to above, or from any act or omission of the Exchange, its officers, employees, agents or representatives, under LIFFE's rules or pursuant to the Exchange's obligations under statute, or from any breach of contract by or any negligence howsoever arising of the Exchange, its officers, employees, agents or representatives.

2.3 Paragraphs 2.1 and 2.2 of this Schedule 2 shall be construed as applying to, and having the same effect in relation to, business which we transact, or which we would transact, but for one of the events referred to in this Paragraph occurring, on other futures and options markets.

3.       Linked Contracts

DEFINITIONS

                  "LCH"    means The London Clearing House Limited;

                  "LIFFE"  means LIFFE Administration and Management;

          "LIFFE Contract" means an Exchange Contract to which a
                           Linked Participating Exchange Contract is linked;

   "Linked LIFFE Contract" means an Exchange Contract made
                           available for trading on the market pursuant to a Link, which is specified as such in a General Notice published from time to time by the Exchange and is linked to a Participating Exchange Contract;

      "Linked  Participant
        Exchange Contract" means a Participating
                           Exchange Contract specified as such in a General Notice published from time to time by the Exchange and is linked to an Exchange Contract;

  "Participating Exchange" means an exchange which has concluded one or more agreements in relation to a Link with the Exchange and/or LCH pursuant to which:(i) contracts in the terms of one or more Linked LIFFE Contracts are to be transferred to, for clearing by, such exchange or its clearing house; or(ii) contracts in the terms of a Linked Participating Exchange Contract are to be transferred to, for clearing by, LCH. The term "Participating Exchange" shall include any clearing house, which from time to time provides clearing services to such exchange;

            "Participating
        Exchange Contract" in respect of a Participating Exchange, means a class of contract
                           permitted to be made by Participating Exchange Members under Participating Exchange rules.

 GENERAL PROVISIONS

3.1      Exclusion of Liability

         We and LIFFE Administration and Management ("LIFFE") wish to draw to your attention that LIFFE shall have no liability whatsoever to any member or client in contract, tort (including, without limitation, negligence), trust, as fiduciary or under any other cause of action (except in respect of gross negligence, wilful default or fraud on its part), in respect of any damage, loss, cost or expense of whatsoever nature suffered or incurred by any member or client, as the case may be, as a result of: any suspension, restriction or closure of the market administered by either a Participating Exchange or LIFFE, whether for a temporary period or otherwise, or as a result of a decision taken on the occurrence of a market emergency; any failure by a Participating Exchange, LIFFE or LCH to supply each other with data or information in accordance with arrangements from time to time established between all or any of them; the failure of communications facilities or technology supplied, operated or used by either a Participating Exchange, LIFFE or LCH for the purposes of the Link; any event which is outside its or their control; any act or omission of either a Participating Exchange (where a Participating Exchange is acting otherwise than in connection with its clearing function) or LIFFE in connection with any Participating Exchange Contract, Linked LIFFE Contract or Linked Participating Exchange Contract or any act or omission of a Participating Exchange, LIFFE, or LCH (as the case may be) in connection with the operation of the Link or the arrangements for the transfer of contracts.

3.2      Governing Law

         This agreement and all contracts in the terms of LIFFE Contracts made under this agreement shall be subject to and construed in accordance with English Law.

3.3      Margin and Client Money/Assets

         Following the transfer of a contract in the terms of a Linked LIFFE Contract and the creation of a contract in the terms of a Participating Exchange Contract or prior to the transfer of a contract in the terms of a Linked Participating Exchange Contract and the creation of a contract in the terms of a LIFFE Contract (as the case may be), margin requirements will be determined in accordance with the rules of the Participating Exchange rather than LIFFE Rules. Any money or assets held in any country other than the UK may be subject to the applicable law of that country rather than UK client money and other assets rules, and you should satisfy yourself that this is acceptable to you before instructing us to transact any such business.

PROVISIONS RELATING TO OUTWARD TRANSFERS OF LINKED LIFFE CONTRACTS

3.4      Rules of LIFFE

         All contracts in the terms of a Linked LIFFE Contract made on LIFFE shall be subject to the Rules of LIFFE as from time to time in force.

3.5      Transfer

         We shall endeavour to secure the transfer through the relevant Link of each contract in the terms of a Linked LIFFE Contract made between us which is intended for transfer. Upon confirmation by the relevant Participating Exchange of receipt of trade/position details from LCH, rights and obligations under such contract, save for outstanding obligations with respect to fees and margin and those rights and obligations referred to in the Rules of LIFFE and the Regulations of LCH, shall be discharged and there shall arise simultaneously a contract in the terms of a Participating Exchange Contract between us. The contract in terms of a Participating Exchange Contract shall be subject to the rules of the relevant Participating Exchange and shall not be subject to the provisions of this agreement.

3.6      Delayed Transfer

         In the event that, on any LIFFE trading day, LCH is unable for whatever reason to transmit details of all contracts in the terms of a Linked LIFFE Contract, or the relevant Participating Exchange is unable to receive or acknowledge receipt of all such details, any such contract made between us on that day shall remain as an undischarged contract in the terms of a Linked LIFFE Contract (but without prejudice to any default provisions agreed between us which may be operated to discharge such contract), subject to the Rules of LIFFE and the General Regulations and Default Rules of LCH as from time to time in force, until such time as transfer can be achieved.

3.7      Impossibility of Transfer

         If it is not possible for whatever reason for details of contracts in the terms of the Linked LIFFE Contract to be transmitted by LCH, or for the relevant Participating Exchange to receive or acknowledge receipt of all such details, so that transfer of such contracts cannot occur on any particular day, and any circumstances preventing such transfer continues so that the Link is suspended or terminated, any such contract made between us during any such period shall remain as an undischarged contract in the terms of a Linked LIFFE Contract, subject to the Rules of LIFFE and the Regulations of LCH as from time to time in force, and shall be performed in accordance with its terms or may be closed out or otherwise discharged, in accordance with the Rules and any agreement reached between us.

PROVISIONS RELATING TO INWARD TRANSFERS OF LINKED PARTICIPATING EXCHANGE
CONTRACTS

3.8      Transfer

         In respect of each contract in the terms of a Linked Participating Exchange Contract made between us which is intended for transfer through the relevant Link, rights and obligations under such contract, save for outstanding obligations with respect to fees or margin and any other rights or obligations referred to in the Rules of the Participating Exchange, shall be discharged upon confirmation by LCH of receipt of trade/position details from the Participating Exchange and there shall arise simultaneously a contract in the terms of a LIFFE Contract between us. The LIFFE Contract shall be subject to the Rules of LIFFE and the General Regulations and Default Rules of LCH.

3.9      Delayed Transfer

         In the event that, on any Participating Exchange trading day, the relevant Participating Exchange is unable for whatever reason to transmit details of all contracts in the terms of a Linked Participating Exchange Contract, or LCH is unable to receive or acknowledge receipt of all such details, any such contract made between us on that Participating Exchange on that day shall remain an undischarged contract in the terms of a Linked Participating Exchange Contract (but without prejudice to any default provisions agreed between us which might be operated to discharge such contract), subject to the rules of the Participating Exchange as from time to time in force, until such time as transfer can be achieved.

3.10     Impossibility of Transfer

         If it is not possible for whatever reason for details of contracts in the terms of a Linked Participating Exchange Contract to be transmitted by the relevant Participating Exchange, or for LCH to receive or acknowledge receipt of all such details, so that transfer of such contracts cannot occur on any particular day, and any circumstance preventing such transfer continues so that the Link is suspended or terminated, any such contract made between us on that Participating Exchange during that period shall remain as an undischarged contract in the terms of a Linked Participating Exchange Contract, subject to the rules of the Participating Exchange as from time to time in force and shall be performed in accordance with its terms or may be closed out or otherwise discharged in accordance with the Rules and any agreement reached between us.

                                   PART THREE
                                   SCHEDULE 3

                  ELECTRONIC TRADING AND ORDER ROUTING SYSTEMS
                            FIA DISCLOSURE STATEMENT

         Electronic trading and order routing systems differ from traditional open outcry pit trading and manual order routing methods. Transactions using an electronic system are subject to the rules and regulations of the exchange(s) offering the system and/or listing the contract. Before you engage in transactions using an electronic system, you should carefully review the rules and regulations of the exchange(s) offering the system and/or listing contracts you intend to trade.

         DIFFERENCES AMONG ELECTRONIC TRADING SYSTEMS

         Trading or routing orders through electronic systems varies widely among the different electronic systems. You should consult the rules and regulations of the exchange offering the electronic system and/or listing the contract traded or order routed to understand, among other things, in the case of trading systems, the system's order matching procedure, opening and closing procedures and prices, error trade policies, and trading limitations or requirements; and in the case of all systems, qualifications for access and grounds for termination and limitations on the types of orders that may be entered into the system. Each of these matters may present different risk factors with respect to trading on or using a particular system. Each system may also present risks related to system access, varying response times, and security. In the case of internet-based systems, there may be additional types of risks related to system access, varying response times and security, as well as risks related to service providers and the receipt and monitoring of electronic mail.

         RISKS ASSOCIATED WITH SYSTEM FAILURE

         Trading through an electronic trading or order routing system exposes you to risks associated with system or component failure. In the event of system or component failure, it is possible that, for a certain time period, you may not be able to enter new orders, execute existing orders, or modify or cancel orders that were previously entered. System or component failure may also result in loss of orders or order priority.

         SIMULTANEOUS OPEN OUTCRY PIT AND ELECTRONIC TRADING

         Some contracts offered on an electronic trading system may be traded electronically and through open outcry during the same trading hours. You should review the rules and regulations of the exchange offering the system and/or listing the contract to determine how orders that do not designate a particular process will be executed.

         LIMITATION OF LIABILITY

         Exchanges offering an electronic trading or order routing system and/or listing the contract may have adopted rules to limit their liability, the liability of FCMs, and software and communication system vendors and the amount of damages you may collect for system failure and delays. These limitations of liability provisions vary among the exchanges. You should consult the rules and regulations of the relevant exchange(s) in order to understand these liability limitations.

                                    PART FOUR
                         NON-PRIVATE CUSTOMER DOCUMENTS
                          (Exchange-traded Derivatives)

                               CUSTOMER SIGNATURES

To:      Morgan Stanley & Co. International Limited
         Morgan Stanley Securities Limited

The undersigned agrees to the terms of the Non-Private Customer Documents (Exchange-traded Derivatives) including without limitation, the indemnities, exclusions and restrictions of duties and liabilities in your favour therein and any additional enclosures, all of which we have read and understood.

Date:                      ..................              .....................

Signed:                    ..................              .....................

Name(s):                   ..................              .....................
                              [Print]

Authorised Signatory(ies)

for and on behalf of       ..................              .....................
                              [Print Name of Client (Non-Private Customer)]

All notices or other documents pursuant to this booklet shall be served at the following address:

Address:




For the attention of:

Telex and Answerback:

Fax:

Corporate Registered Office:
(if different from above)

Designated Offices for the purposes of Master Netting Agreement:
(if different from above)

                     CUSTOMERS DOMICILED IN LUXEMBOURG ONLY

I/We confirm that I/we specifically and expressly consent to Clause 9, 21, 22, 23, 32, 33, 34, 39, 40 and 42 of the above Agreement for the purposes of Article 1135-1 of the Civil Code and Article 1 of the Protocol annexed to the Convention on Jurisdiction and the Enforcement of Judgements in Civil and Commercial Matters signed in Brussels on 27th September 1968.

Signed:

                        THIRD PARTY TRADING AUTHORISATION

THIS DOCUMENT SHOULD BE COMPLETED ONLY BY CUSTOMERS WHO HAVE SIGNED THE CUSTOMER SIGNATURE PAGES BUT WHO WISH TO DELEGATE AUTHORITY TO AN INVESTMENT ADVISOR, INVESTMENT MANAGER OR OTHER THIRD PARTY.

To:      Morgan Stanley & Co. International Limited
         Morgan Stanley Securities Limited

Dear Sirs

I/We refer to the Non-Private Customer Documents (Exchange-traded Derivatives) set out on the preceding pages of this booklet which is supplemented hereby. Terms used herein have the same meanings as ascribed to them in the Agreement and any Customer Documents referred to therein.

I/We hereby authorise the individual or organisation named as agent (in the "Agent's Details" section below) and hereinafter referred to as the "Agent" as my/our agent to purchase, sell and trade generally in, exercise, and otherwise enter into and carry out transactions and give other instructions relating to financial and commodity futures, options and contracts for differences (and any related transactions including without limitation, foreign exchange transactions to facilitate any of the foregoing), on margin or otherwise, for my/our account and risk and in my/our name or number on your books, including trades which will or may result in me/us having short position in any such investment. I/We authorise you to accept and act on:

(a) any and all orders and instructions received in connection with such transactions; and

(b) any other instructions of the Agent in any respect concerning my/our account(s) with you (including, without limitation, delivering or otherwise transferring as the Agent may order or direct, and whether or not any such delivery or other transfer is to be made against payment, or any such payment is to be made against delivery or other transfer).

In all matters or things mentioned above or otherwise concerning or incidental to any of my/our accounts(s) with you, the Agent is authorised to act for me/us and on my/our behalf in the same manner and with the same effect as I/we myself/ourselves might or could do. The Agent may from time to time appoint (in writing, effective upon receipt thereof by you) individuals to sign documents and give instructions pursuant to this authorisation.

I/We acknowledge that any Transaction entered into by the Agent pursuant to the above authority will be governed by the Customer Documents and that I/we shall have all the rights and obligations in respect thereof as are contained in the Customer Documents and, without prejudice to the generality of the foregoing, I/we shall indemnify you and hold you harmless from, and pay you promptly on demand, any and all losses, costs, expenses, damages and liabilities whatsoever (including consequential and special damage) arising directly or indirectly from any such Transaction or debt balances due thereon.

This authorisation and indemnity is in addition to, and in no way limits or restricts, any rights which you may have under the Customer Documents and any other agreement or agreements entered between us.

I/We acknowledge that neither you nor any of your associates nor any of your or their directors, officers or employees will be liable for any loss howsoever suffered by me/us pursuant to this authorisation unless loss arises from your negligence, bad faith, wilful default, or fraud. I/We have carefully examined the provisions of the documents by which I/we have given trading authority or control over my/our account(s) to the Agent and understand fully the obligations which I/we have assumed by executing that document. I/We understand that neither you nor any of your associates are in any way responsible for any loss to me/us occasioned by the actions of the Agent, and you do not, by implication or otherwise, endorse the operating methods of the Agent. We further understand that to the extent that we now or hereafter give to the Agent authority to exercise any of my/our account(s) I/we do so at our my/own risk.

This authorisation may be terminated by me/us at any time with effect from actual receipt by you of written notice of termination. Termination of this authorisation shall not affect any liability resulting from transactions initiated prior to such termination. This authorisation and indemnity shall inure to your benefit and that of your successors and assigns.

Yours faithfully

Signed:                    .

AGENT'S DETAILS (please print)

         Name of Agent:
         Address of Agent:
         Telephone:
         Telex and Answerback:

                        CERTIFICATES OF AUTHORITY TO DEAL
                      FOR USE BY COMPANIES AND PARTNERSHIPS

Certificate of Company Secretary/Authorised Partner*

Extracts from the Minutes of the Meeting of the Board of
Directors/Partners/Management Committee* of ......................
(the "Company/Partnership") held at  .........................
on  .....................  19....

IT WAS RESOLVED THAT:

(1) the Company/Partnership* is by its Memorandum and Articles of Association/Partnership Agreement/constitutional documents* empowered to trade in financial and commodity futures, options and contracts for differences ("investments") and to enter into and perform the Non-Private Customer Documents between the Company and Morgan Stanley & Co. International Limited and Morgan Stanley Securities Limited concerning investment and dealing and related services (including such transactions in such investments);

(2)+ trading or dealing in financial and commodity futures, options and contracts for differences and/or other investments pursuant to the Non-Private Customer Documents would be carrying on the ordinary business of the Partnership;

(2/3*) any one/two* of the undermentioned designated persons be hereby authorised, on behalf of the Company/Partnership*

         (a)       to accept and sign the Non-Private Customer Documents;

         (b) to sign all documents in connection with, and give all instructions relating to, trading in investments and otherwise howsoever under and pursuant to the Non-Private Customer Documents; and

         (c) to delegate authority to one or more persons to sign any documents, give any instructions and do anything else permitted to be signed given or done by such designated person.

                               DESIGNATED PERSONS

           Name                     Position                    Signature









I certify that the above is a true extract from the Minutes of a duly convened and held meeting of the Board of Directors/Partners/Management Committee* of the Company/Partnership*

                  Signed:

                  Name:

                  Title:            Secretary/Director/Authorised Partner*

                  Date:

*Delete as appropriate
+ Partnerships

Note: Companies incorporated outside the UK, British Dependent Territories and Commonwealth may, instead of extract minutes comprising a director's resolution, provide a certificate signed by a duly authorised officer of the Company (and showing the officer's name and title) and comprising both paragraphs (1) and (2) as applicable to companies but preceded by the words "This is to certify that".

         Corporate general partners of a limited partnership should provide a certificate as a company but including appropriate additional references to the partnership (including paragraph 2 for partnerships).

                             CERTIFICATE OF TRUSTEES
                              (FOR USE BY TRUSTEES)

Extracts from the Minutes of a Meeting of the trustees of

(the "Trust") held at ..........................................
on.......................19....

IT WAS RESOLVED THAT all the Trustees accept and authorise the signature on behalf of each of them of the Non-Private Customer Documents between the Trustees and Morgan Stanley & Co. International Limited and Morgan Stanley Securities Limited concerning transactions in financial and commodity futures, options and contracts for difference and that, in connection therewith:

(1) The Trustees, after taking legal advice, were satisfied that they were empowered by the Trust Deed(s) constituting the Trust to enter into and perform the Non-Private Customer Documents and all liabilities and obligations attaching to the "Private Customer" (as defined) thereunder;

(2) The exercise of all rights and privileges of the "Non-Private Customer" (as so defined) under the Non-Private Customer Documents would be carried out only in accordance with the said powers contained in the Trust Deed(s) constituting the Trust and in particular after obtaining all proper and requisite investment advice;

(3) The Trustees were satisfied that they were empowered by the said Trust Deed(s) to delegate the requisite powers and pursuant to that power any one/two* of the undermentioned persons be hereby authorised, on behalf of the Trustees:

         (a) to sign the Non-Private Customer Documents and all documents in connection with, and give all instructions relating to, the Non-Private Customer Documents; and

         (b) to delegate authority to one or more persons to sign any documents, give any instructions and do anything else permitted to be signed, given or done by such designated person;

                               DESIGNATED PERSONS

               Name                  Position                   Signature









(4) The Trustees would give to Morgan Stanley & Co. International Limited and Morgan Stanley Securities Limited written notice in the terms if sub-paragraph (3) above each time there was an alteration in the persons authorised as referred to in such sub-paragraph.

I certify that the above is a true extract from the Minutes of a duly convened and held meeting of all the Trustees of the Trust.

Signed:           .................       .................

Name:             .................       .................

Title:   Chairman of the Trustees/Authorised Trustee*

                  .................       .................

Date:             .................       .................


* Delete as appropriate

                                                                   EXHIBIT 10.13


                                     FORM OF

                          FOREIGN EXCHANGE AND OPTIONS

                                MASTER AGREEMENT

                                     (FEOMA)

         MASTER AGREEMENT dated as of June ____, 2000 by and between Morgan Stanley & Co. Incorporated, a Delaware corporation, and Morgan Stanley Dean Witter Spectrum _______________ L.P., Delaware Limited Liability Company.

SECTION 1.        DEFINITIONS

         Unless otherwise required by the context, the following terms shall have the following meanings in the Agreement:

         "Agreement" has the meaning given to it in Section 2.2.

         "American Style Option" means an Option which may be exercised on any Business Day up to and including the Expiration Time.

         "Base Currency", as to a Party, means the Currency agreed to as such in relation to it in Part VII of the Schedule.

         "Business Day" means for purposes of: (i) Section 3.2, a day which is a Local Banking Day for the applicable Designated Office of the Buyer; (ii)
Section 5.1 and the definition of American Style Option, a day which is a Local Banking Day for the applicable Designated Office of the Seller; (iii) clauses
(i), (viii) and (xii) of the definition of Event of Default, a day which is a Local Banking Day for the Non-Defaulting Party; (iv) solely in relation to delivery of a Currency, a day which is a Local Banking Day in relation to that Currency; and (v) any other provision of the Agreement, a day which is a Local Banking Day for the applicable Designated Offices of both Parties; provided, however, that neither Saturday nor Sunday shall be considered a Business Day for any purpose.

         "Buyer" means the owner of an Option.

         "Call" means an Option entitling, but not obligating (except upon exercise), the Buyer to purchase from the Seller at the Strike Price a specified quantity of the Call Currency.

         "Call Currency" means the Currency agreed to as such at the time an Option is entered into, as evidenced in a Confirmation.

         "Close-Out Amount" has the meaning given to it in Section 8.1.

         "Close-Out Date" means a day on which, pursuant to the provisions of
Section 8.1, the Non-Defaulting Party closes out Currency Obligations and/or Options or such close-out occurs automatically.

         "Closing Gain", as to the Non-Defaulting Party, means the difference described as such in relation to a particular Value Date under the provisions of
Section 8.1.

         "Closing Loss", as to the Non-Defaulting Party, means the difference described as such in relation to a particular Value Date under the provisions of
Section 8.1.

         "Confirmation" means a writing (including telex, facsimile or other electronic means from which it is possible to produce a hard copy) evidencing an FX Transaction or an Option, and specifying:

         (A) in the case of an FX Transaction, the following information:

             (i) the Parties thereto and the Designated Offices through which they are respectively acting,

             (ii) the amounts of the Currencies being bought or sold and by which Party,

             (iii)  the Value Date, and

             (iv) any other term generally included in such a writing in accordance with the practice of the relevant foreign exchange market; and

         (B) in the case of an Option, the following information:

             (i) the Parties thereto and the Designated Offices through which they are respectively acting,

             (ii)   whether the Option is a Call or a Put,

             (iii) the Call Currency and the Put Currency that are the subject of the Option and their respective quantities,

             (iv)   which Party is the Seller and which is the Buyer,

             (v)    the Strike Price,

             (vi)   the Premium and the Premium Payment Date,

             (vii)  the Expiration Date,

             (viii) the Expiration Time,

(ix) whether the Option is an American Style Option or a European Style Option, and (x) such other matters, if any, as the Parties may agree.

         "Credit Support" has the meaning given to it in Section 8.2.

         "Credit Support Document", as to a Party (the "first Party"), means a guaranty, hypothecation agreement, margin or security agreement or document, or any other document containing an obligation of a third party ("Credit Support Provider") or of the first Party in favor of the other Party supporting any obligations of the first Party under the Agreement.

         "Credit Support Provider" has the meaning given to it in the definition of Credit Support Document.

         "Currency" means money denominated in the lawful currency of any country or the Ecu.

         "Currency Obligation" means any obligation of a Party to deliver a Currency pursuant to an FX Transaction, the application of Section 6.3(a) or
(b), or an exercised Option (except, for the purposes of Section 8.1 only, one that is to be settled at its In-the-Money Amount under Section 5.5).

         "Currency Pair" means the two Currencies which potentially may be exchanged in connection with an FX Transaction or upon the exercise of an Option, one of which shall be the Put Currency and the other the Call Currency.

         "Custodian" has the meaning given to it in the definition of Insolvency Proceeding.

         "Defaulting Party" has the meaning given to it in the definition of Event of Default.

         "Designated Office(s)", as to a Party, means the office or offices specified in Part II of the Schedule.

         "Effective Date" means the date of this Master Agreement.

         "European Style Option" means an Option for which Notice of Exercise may be given only on the Option's Expiration Date up to and including the Expiration Time, unless otherwise agreed.

         "Event of Default" means the occurrence of any of the following with respect to a Party (the "Defaulting Party", the other Party being the "Non-Defaulting Party"):

         (i) the Defaulting Party shall (A) default in any payment when due under the Agreement (including, but not limited to, a Premium payment) to the Non-Defaulting Party with respect to any Currency Obligation or Option and such failure shall continue for two (2) Business Days after the Non-Defaulting Party has given the Defaulting Party written notice of non-payment, or (B) fail to perform or comply with any other obligation assumed by it under the Agreement and such failure is continuing thirty (30) days after the Non-Defaulting Party has given the Defaulting Party written notice thereof;

         (ii) the Defaulting Party shall commence a voluntary Insolvency Proceeding or shall take any corporate action to authorize any such Insolvency Proceeding;

         (iii) a governmental authority or self-regulatory organization having jurisdiction over either the Defaulting Party or its assets in the country of its organization or principal office (A) shall commence an Insolvency Proceeding with respect to the Defaulting Party or its assets or (B) shall take any action under any bankruptcy, insolvency or other similar law or any banking, insurance or similar law or regulation governing the operation of the Defaulting Party which may prevent the Defaulting Party from performing its obligations under the Agreement as and when due;

         (iv) an involuntary Insolvency Proceeding shall be commenced with respect to the Defaulting Party or its assets by a person other than a governmental authority or self-regulatory organization having jurisdiction over either the Defaulting Party or its assets in the country of its organization or principal office and such Insolvency Proceeding (A) results in the appointment of a Custodian or a judgment of insolvency or bankruptcy or the entry of an order for winding-up, liquidation, reorganization or other similar relief, or
(B) is not dismissed within five (5) days of its institution or presentation;

         (v) the Defaulting Party is bankrupt or insolvent, as defined under any bankruptcy or insolvency law applicable to it;

         (vi) the Defaulting Party fails, or shall otherwise be unable, to pay its debts as they become due;

         (vii) the Defaulting Party or any Custodian acting on behalf of the Defaulting Party shall disaffirm, disclaim or repudiate any Currency Obligation or Option;

         (viii) any representation or warranty made or given or deemed made or given by the Defaulting Party pursuant to the Agreement or any Credit Support Document shall prove to have been false or misleading in any material respect as at the time it was made or given or deemed made or given and one (1) Business Day has elapsed after the Non-Defaulting Party has given the Defaulting Party written notice thereof;

         (ix) the Defaulting Party consolidates or amalgamates with or merges into or transfers all or substantially all its assets to another entity and (A) the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of the Defaulting Party prior to such action, or (B) at the time of such consolidation, amalgamation, merger or transfer the resulting, surviving or transferee entity fails to assume all the obligations of the Defaulting Party under the Agreement by operation of law or pursuant to an agreement satisfactory to the Non-Defaulting Party;

         (x) by reason of any default, or event of default or other similar condition or event, any Specified Indebtedness (being Specified Indebtedness of an amount which, when expressed in the Currency of the Threshold Amount, is in aggregate equal to or in excess of the Threshold Amount) of the Defaulting Party or any Credit Support Provider in relation to it: (A) is not paid on the due date therefor and remains unpaid after any applicable grace period has elapsed, or (B) becomes, or becomes capable at any time of being declared, due and payable under agreements or instruments evidencing such Specified Indebtedness before it would otherwise have been due and payable;

         (xi) the Defaulting Party is in breach of or default under any Specified Transaction and any applicable grace period has elapsed, and there occurs any liquidation or early termination of, or acceleration of obligations under, that Specified Transaction or the Defaulting Party (or any Custodian on its behalf) disaffirms, disclaims or repudiates the whole or any part of a Specified Transaction;

         (xii) (A) any Credit Support Provider of the Defaulting Party or the Defaulting Party itself fails to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with the applicable Credit Support Document and such failure is continuing after any applicable grace period has elapsed; (B) any Credit Support Document relating to the Defaulting Party expires or ceases to be in full force and effect prior to the satisfaction of all obligations of the Defaulting Party under the Agreement, unless otherwise agreed in writing by the Non-Defaulting Party; (C) the Defaulting Party or any Credit Support Provider of the Defaulting Party (or, in either case, any Custodian acting on its behalf) disaffirms, disclaims or repudiates, in whole or in part, or challenges the validity of, any Credit Support Document; (D) any representation or warranty made or given or deemed made or given by any Credit Support Provider of the Defaulting Party pursuant to any Credit Support Document shall prove to have been false or misleading in any material respect as at the time it was made or given or deemed made or given and one (1) Business Day has elapsed after the Non-Defaulting Party has given the Defaulting Party written notice thereof; or (E) any event set out in (ii) to
(vii) or (ix) to (xi) above occurs in respect of any Credit Support Provider of the Defaulting Party; or

         (xiii) any other condition or event specified in Part IX of the Schedule or in Section 11.14 if made applicable to the Agreement in Part XI of the Schedule.

         "Exercise Date", in respect of any Option, means the day on which a Notice of Exercise received by the applicable Designated Office of the Seller becomes effective pursuant to Section 5.1.

         "Expiration Date", in respect of any Option, means the date agreed to as such at the time the Option is entered into, as evidenced in a Confirmation.

         "Expiration Time", in respect of any Option, means the latest time on the Expiration Date on which the Seller must accept a Notice of Exercise as agreed to at the time the Option is entered into, as evidenced in a Confirmation.

         "FX Transaction" means any transaction between the Parties for the purchase by one Party of an agreed amount in one Currency against the sale by it to the other of an agreed amount in another Currency, both such amounts either being deliverable on the same Value Date or, if the Parties have so agreed in
Part VI of the Schedule, being cash-settled in a single Currency, which is or shall become subject to the Agreement and in respect of which transaction the Parties have agreed (whether orally, electronically or in writing): the Currencies involved, the amounts of such Currencies to be purchased and sold, which Party will purchase which Currency and the Value Date.

         "In-the-Money Amount" means (i) in the case of a Call, the excess of the Spot Price over the Strike Price, multiplied by the aggregate amount of the Call Currency to be purchased under the Call, where both prices are quoted in terms of the amount of the Put Currency to be paid for one unit of the Call Currency; and (ii) in the case of a Put, the excess of the Strike Price over the Spot Price, multiplied by the aggregate amount of the Put Currency to be sold under the Put, where both prices are quoted in terms of the amount of the Call Currency to be paid for one unit of the Put Currency.

         "Insolvency Proceeding" means a case or proceeding seeking a judgment of or arrangement for insolvency, bankruptcy, composition, rehabilitation, reorganization, administration, winding-up, liquidation or other similar relief with respect to the Defaulting Party or its debts or assets, or seeking the appointment of a trustee, receiver, liquidator, conservator, administrator, custodian or other similar official (each, a "Custodian") of the Defaulting Party or any substantial part of its assets, under any bankruptcy, insolvency or other similar law or any banking, insurance or similar law governing the operation of the Defaulting Party.

         "LIBOR", with respect to any Currency and date, means the average rate at which deposits in the Currency for the relevant amount and time period are offered by major banks in the London interbank market as of 11:00 a.m. (London time) on such date, or, if major banks do not offer deposits in such Currency in the London interbank market on such date, the average rate at which deposits in the Currency for the relevant amount and time period are offered by major banks in the relevant foreign exchange market at such time on such date as may be determined by the Party making the determination.

         "Local Banking Day" means (i) for any Currency, a day on which commercial banks effect deliveries of that Currency in accordance with the market practice of the relevant foreign exchange market, and (ii) for any Party, a day in the location of the applicable Designated Office of such Party on which commercial banks in that location are not authorized or required by law to close.

         "Master Agreement" means the terms and conditions set forth in this Master Agreement, including the Schedule.

         "Matched Pair Novation Netting Office(s)", in respect of a Party, means the Designated Office(s) specified in Part V of the Schedule.

         "Non-Defaulting Party" has the meaning given to it in the definition of Event of Default.

         "Notice of Exercise" means telex, telephonic or other electronic notification (excluding facsimile transmission) providing assurance of receipt, given by the Buyer prior to or at the Expiration Time, of the exercise of an Option, which notification shall be irrevocable.

         "Novation Netting Office(s)", in respect of a Party, means the Designated Office(s) specified in Part V of the Schedule.

         "Option" means a currency option which is or shall become subject to the Agreement.

         "Parties" means the parties to the Agreement, including their successors and permitted assigns (but without prejudice to the application of clause (ix) of the definition of Event of Default); and the term "Party" shall mean whichever of the Parties is appropriate in the context in which such expression may be used.

         "Premium", in respect of any Option, means the purchase price of the Option as agreed upon by the Parties, and payable by the Buyer to the Seller thereof.

         "Premium Payment Date", in respect of any Option, means the date on which the Premium is due and payable, as agreed to at the time the Option is entered into, as evidenced in a Confirmation.

         "Proceedings" means any suit, action or other proceedings relating to the Agreement, any FX Transaction or any Option.

         "Put" means an Option entitling, but not obligating (except upon exercise), the Buyer to sell to the Seller at the Strike Price a specified quantity of the Put Currency.

         "Put Currency" means the Currency agreed to as such at the time an Option is entered into, as evidenced in a Confirmation.

         "Schedule" means the Schedule attached to and part of this Master Agreement, as it may be amended from time to time by agreement of the Parties.

         "Seller" means the Party granting an Option.

         "Settlement Date" means, in respect of: (i) an American Style Option, the Spot Date of the Currency Pair on the Exercise Date of such Option, and (ii) a European Style Option, the Spot Date of the Currency Pair on the Expiration Date of such Option; and, where market practice in the relevant foreign exchange market in relation to the two Currencies involved provides for delivery of one Currency on one date which is a Local Banking Day in relation to that Currency but not to the other Currency and for delivery of the other Currency on the next Local Banking Day in relation to that other Currency, "Settlement Date" means such two (2) Local Banking Days.

         "Settlement Netting Office(s)", in respect of a Party, means the Designated Office(s) specified in Part V of the Schedule.

         "Specified Indebtedness" means any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money, other than in respect of deposits received.

         "Specified Transaction" means any transaction (including an agreement with respect thereto) between one Party to the Agreement (or any Credit Support Provider of such Party) and the other Party to the Agreement (or any Credit Support Provider of such Party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity linked swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions) or any combination of any of the foregoing.

         "Spot Date" means the spot delivery day for the relevant Currency Pair as generally used by the relevant foreign exchange market.

         "Spot Price" means the rate of exchange at the time at which such price is to be determined for foreign exchange transactions in the relevant Currency Pair for value on the Spot Date, as determined in good faith: (i) by the Seller, for purposes of Section 5, and (ii) by the Non-Defaulting Party, for purposes of
Section 8.

         "Strike Price", in respect of any Option, means the price at which the Currency Pair may be exchanged, as agreed to at the time the Option is entered into, as evidenced in a Confirmation.

         "Threshold Amount" means the amount specified as such for each Party in
Part VIII of the Schedule.

         "Value Date" means, with respect to any FX Transaction, the Business Day (or where market practice in the relevant foreign exchange market in relation to the two Currencies involved provides for delivery of one Currency on one date which is a Local Banking Day in relation to that Currency but not to the other Currency and for delivery of the other Currency on the next Local Banking Day in relation to that other Currency ("Split Settlement") the two (2) Local Banking Days in accordance with that market practice) agreed by the Parties for delivery of the Currencies to be purchased and sold pursuant to such FX Transaction, and, with respect to any Currency Obligation, the Business Day (or, in the case of Split Settlement, Local Banking Day) upon which the obligation to deliver Currency pursuant to such Currency Obligation is to be performed.

SECTION 2.        FX TRANSACTIONS AND OPTIONS

         2.1 Scope of the Agreement. The Parties (through their respective Designated Offices) may enter into (i) FX Transactions, for such quantities of such Currencies, as may be agreed subject to the terms of the Agreement, and
(ii) Options, for such Premiums, with such Expiration Dates, at such Strike Prices and for the purchase or sale of such quantities of such Currencies, as may be agreed subject to the terms of the Agreement; provided that neither Party shall be required to enter into any FX Transaction or Option with the other Party (other than in connection with an exercised Option). Unless otherwise agreed in writing by the Parties, each FX Transaction and Option entered into between Designated Offices of the Parties on or after the Effective Date shall be governed by the Agreement. Each FX Transaction and Option between any two Designated Offices of the Parties outstanding on the Effective Date which is identified in Part I of the Schedule shall also be governed by the Agreement.

         2.2 Single Agreement. This Master Agreement, the terms agreed between the Parties with respect to each FX Transaction and Option (and, to the extent recorded in a Confirmation, each such Confirmation), and all amendments to any of such items shall together form the agreement between the Parties (the "Agreement") and shall together constitute a single agreement between the Parties. The Parties acknowledge that all FX Transactions and Options are entered into in reliance upon such fact, it being understood that the Parties would not otherwise enter into any FX Transaction or Option.

         2.3 Confirmations. FX Transactions and Options shall be promptly confirmed by the Parties by Confirmations exchanged by mail, telex, facsimile or other electronic means from which it is possible to produce a hard copy. The failure by a Party to issue a Confirmation shall not prejudice or invalidate the terms of any FX Transaction or Option.

         2.4 Inconsistencies. In the event of any inconsistency between the provisions of the Schedule and the other provisions of the Agreement, the Schedule will prevail. In the event of any inconsistency between the terms of a Confirmation and the other provisions of the Agreement, (i) in the case of an FX Transaction, the other provisions of the Agreement shall prevail, and the Confirmation shall not modify the other terms of the Agreement and (ii) in the case of an Option, the terms of the Confirmation shall prevail, and the other terms of the Agreement shall be deemed modified with respect to such Option, except for the manner of confirmation under Section 2.3 and, if applicable, discharge of Options under Section 4.

SECTION 3.        OPTION PREMIUM

         3.1 Payment of Premium. Unless otherwise agreed in writing by the Parties, the Buyer shall be obligated to pay the Premium related to an Option no later than its Premium Payment Date.

         3.2 Late Payment or Non-Payment of Premium. If any Premium is not received on or before the Premium Payment Date, the Seller may elect: (i) to accept a late payment of such Premium; (ii) to give written notice of such non-payment and, if such payment shall not be received within two (2) Business Days of such notice, treat the related Option as void; or (iii) to give written notice of such non-payment and, if such payment shall not be received within two
(2) Business Days of such notice, treat such non-payment as an Event of Default under clause (i) of the definition of Event of Default. If the Seller elects to act under either clause (i) or (ii) of the preceding sentence, the Buyer shall pay all out-of-pocket costs and actual damages incurred in connection with such unpaid or late Premium or void Option, including, without limitation, interest on such Premium from and including the Premium Payment Date to but excluding the late payment date in the same Currency as such Premium at overnight LIBOR and any other losses, costs or expenses incurred by the Seller in connection with such terminated Option, for the loss of its bargain, its cost of funding, or the loss incurred as a result of terminating, liquidating, obtaining or re-establishing a delta hedge or related trading position with respect to such Option.

SECTION 4.        DISCHARGE AND TERMINATION OF OPTIONS; NETTING OF OPTION
                    PREMIUMS

         4.1 Discharge and Termination. If agreed in Part V of the Schedule, any Call or any Put written by a Party will automatically be discharged and terminated, in whole or in part, as applicable, against a Call or a Put, respectively, written by the other Party, such discharge and termination to occur automatically upon the payment in full of the last Premium payable in respect of such Options; provided that such discharge and termination may only occur in respect of Options:

         (i) each being with respect to the same Put Currency and the same Call Currency;
         (ii)     each having the same Expiration Date and Expiration Time;
         (iii) each being of the same style, i.e. either both being American Style Options or both being European Style Options;
         (iv)     each having the same Strike Price;
         (v) each being transacted by the same pair of Designated Offices of Buyer and Seller; and
         (vi) neither of which shall have been exercised by delivery of a Notice of Exercise;

and, upon the occurrence of such discharge and termination, neither Party shall have any further obligation to the other Party in respect of the relevant Options or, as the case may be, parts thereof so discharged and terminated. Such discharge and termination shall be effective notwithstanding that either Party may fail to record such discharge and termination in its books. In the case of a partial discharge and termination (i.e., where the relevant Options are for different amounts of the Currency Pair), the remaining portion of the Option which is partially discharged and terminated shall continue to be an Option for all purposes of the Agreement, including this Section 4.1.

         4.2 Netting of Option Premiums. If agreed in Part V of the Schedule and if, on any date, Premiums would otherwise be payable under the Agreement in the same Currency between the same respective Designated Offices of the Parties, then, on such date, each Party's obligation to make payment of any such Premium will be automatically satisfied and discharged and, if the aggregate Premium(s) that would otherwise have been payable by such Designated Office of one Party exceeds the aggregate Premium(s) that would otherwise have been payable by such Designated Office of the other Party, replaced by an obligation upon the Party by whom the larger aggregate Premium(s) would have been payable to pay the other Party the excess of the larger aggregate Premium(s) over the smaller aggregate Premium(s) and, if the aggregate Premiums are equal, no payment shall be made.

SECTION 5.        EXERCISE AND SETTLEMENT OF OPTIONS

         5.1 Exercise of Options. The Buyer may exercise an Option by delivery to the Seller of a Notice of Exercise. Subject to Section 5.3, if a Notice of Exercise with respect to an Option has not been received by the Seller prior to or at the Expiration Time, the Option shall expire and become void and of no effect. Any Notice of Exercise shall (unless otherwise agreed):

         (i) in respect of an American Style Option, (A) if received at or prior to 3:00 p.m. on a Business Day, be effective upon receipt thereof by the Seller, and (B) if received after 3:00 p.m. on a Business Day, be effective only as of the opening of business of the Seller on the first Business Day subsequent to its receipt; and

         (ii) in respect of a European Style Option, if received on or, if the parties have so agreed, before the Expiration Date, prior to or at the Expiration Time, be effective upon receipt thereof by the Seller.

         5.2 No Partial Exercise. Unless otherwise agreed by the Parties, an Option may be exercised only in whole.

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

         5.3 Automatic Exercise. Unless otherwise agreed in Part VI of the Schedule or unless the Seller is otherwise instructed by the Buyer, if an Option has an In-the-Money Amount at its Expiration Time that equals or exceeds the product of (x) 1% of the Strike Price (or such other percentage or amount as may have been agreed by the Parties) and (y) the amount of the Call Currency or Put Currency, as appropriate, then the Option shall be deemed automatically exercised. In such case, the Seller may elect to settle such Option either in accordance with Section 5.4 or by payment to the Buyer on the Settlement Date for such Option of the In-the-Money Amount, as determined at the Expiration Time or as soon thereafter as practicable. In the latter case, the sole obligations of the Parties with respect to settlement of such Option shall be to deliver or receive the In-the-Money Amount of such Option on the Settlement Date. The Seller shall notify the Buyer of its election of the method of settlement of an automatically exercised Option as soon as practicable after the Expiration Time.

         5.4 Settlement of Exercised Options. An exercised Option shall settle on its Settlement Date. Subject to Section 5.3 and 5.5, on the Settlement Date, the Buyer shall pay the Put Currency to the Seller for value on the Settlement Date and the Seller shall pay the Call Currency to the Buyer for value on the Settlement Date. An exercised Option shall be treated as an FX Transaction and a Currency Obligation (except, for the purposes of Section 8.1 only, if it is to be settled at its In-the-Money Amount), and for this purpose the relevant Settlement Date shall be treated as the Value Date of the FX Transaction.

         5.5 Settlement at In-the-Money Amount. An Option shall be settled at its In-the-Money Amount if so agreed by the Parties at the time such Option is entered into. In such case, the In-the-Money Amount shall be determined based upon the Spot Price at the time of exercise or as soon thereafter as practicable. The sole obligations of the Parties with respect to settlement of such Option shall be to deliver or receive the In-the-Money Amount of such Option on the Settlement Date.

SECTION 6.        SETTLEMENT AND NETTING OF FX TRANSACTIONS

         6.1 Settlement of FX Transactions. Subject to Sections 6.2 and 6.3, each Party shall deliver to the other Party the amount of the Currency to be delivered by it under each Currency Obligation on the Value Date for such Currency Obligation.

         6.2 Settlement Netting. If, on any date, more than one delivery of a particular Currency under Currency Obligations is to be made between a pair of Settlement Netting Offices, then each Party shall aggregate the amounts of such Currency deliverable by it and only the difference between these aggregate amounts shall be delivered by the Party owing the larger aggregate amount to the other Party, and, if the aggregate amounts are equal, no delivery of the Currency shall be made.

         6.3 Novation Netting. (a) By Currency. If the Parties enter into an FX Transaction through a pair of Novation Netting Offices giving rise to a Currency Obligation for the same Value Date and in the same Currency as a then existing Currency Obligation between the same pair of Novation Netting Offices, then immediately upon entering into such FX Transaction, each such Currency Obligation shall automatically and without further action be individually canceled and simultaneously replaced by a new Currency Obligation for such Value Date determined as follows: the amounts of such Currency that would otherwise have been deliverable by each Party on such Value Date shall be aggregated and the Party with the larger aggregate amount shall have a new Currency Obligation to deliver to the other Party the amount of such Currency by which its aggregate amount exceeds the other Party's aggregate amount, provided that if the aggregate amounts are equal, no new Currency Obligation shall arise. This
Section 6.3 shall not affect any other Currency Obligation of a Party to deliver any different Currency on the same Value Date.

         (b) By Matched Pair. If the Parties enter into an FX Transaction between a pair of Matched Pair Novation Netting Offices then the provisions of
Section 6.3(a) shall apply only in respect of Currency Obligations arising by virtue of FX Transactions entered into between such pair of Matched Pair Novation Netting Offices and involving the same pair of Currencies and the same Value Date.

         6.4 General (a) Inapplicability of Sections 6.2 and 6.3. The provisions of Sections 6.2 and 6.3 shall not apply if a Close-Out Date has occurred or a voluntary or involuntary Insolvency Proceeding or action of the kind described in clause (ii), (iii) or (iv) of the definition of Event of Default has occurred without being dismissed in relation to either Party.

         (b) Failure to Record. The provisions of Section 6.3 shall apply notwithstanding that either Party may fail to record the new Currency Obligation in its books.

         (c) Cut-off Date and Time. The provisions of Section 6.3 are subject to any cut-off date and cut-off time agreed between the applicable Novation Netting Offices and Matched Pair Novation Netting Offices of the Parties.

SECTION 7.        REPRESENTATIONS, WARRANTIES AND COVENANTS

         7.1 Representations and Warranties. Each Party represents and warrants to the other Party as of the Effective Date and as of the date of each FX Transaction and each Option that: (i) it has authority to enter into the Agreement (including such FX Transaction or Option, as the case may be); (ii) the persons entering into the Agreement (including such FX Transaction or Option, as the case may be) on its behalf have been duly authorized to do so;
(iii) the Agreement (including such FX Transaction or Option, as the case may be) is binding upon it and enforceable against it in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and applicable principles of equity) and does not and will not violate the terms of any agreements to which such Party is bound; (iv) no Event of Default, or event which, with notice or lapse of time or both, would constitute an Event of Default, has occurred and is continuing with respect to it; (v) it acts as principal in entering into each FX Transaction and Option and exercising each and every Option; and (vi) if the Parties have so specified in Part XV of the Schedule, it makes the representations and warranties set forth in such Part XV.

         7.2 Covenants. Each Party covenants to the other Party that: (i) it will at all times obtain and comply with the terms of and do all that is necessary to maintain in full force and effect all authorizations, approvals, licenses and consents required to enable it lawfully to perform its obligations under the Agreement; (ii) it will promptly notify the other Party of the occurrence of any Event of Default with respect to itself or any Credit Support Provider in relation to it; and (iii) if the Parties have set forth additional covenants in Part XVI of the Schedule, it makes the covenants set forth in such
Part XVI.

SECTION 8.        CLOSE-OUT AND LIQUIDATION

         8.1 Manner of Close-Out and Liquidation. (a) Close-Out. If an Event of Default has occurred and is continuing, then the Non-Defaulting Party shall have the right to close out all, but not less than all, outstanding Currency Obligations (including any Currency Obligation which has not been performed and in respect of which the Value Date is on or precedes the Close-Out Date) and Options, except to the extent that in the good faith opinion of the Non-Defaulting Party certain of such Currency Obligations or Options may not be closed out under applicable law. Such close-out shall be effective upon receipt by the Defaulting Party of notice that the Non-Defaulting Party is terminating such Currency Obligations and Options. Notwithstanding the foregoing, unless otherwise agreed by the Parties in Part X of the Schedule, in the case of an Event of Default in clause (ii), (iii) or (iv) of the definition thereof with respect to a Party and, if agreed by the Parties in Part IX of the Schedule, in the case of any other Event of Default specified and so agreed in Part IX with respect to a Party, close-out shall be automatic as to all outstanding Currency Obligations and Options, as of the time immediately preceding the institution of the relevant Insolvency Proceeding or action. The Non-Defaulting Party shall have the right to liquidate such closed-out Currency Obligations and Options as provided below.

         (b) Liquidation of Currency Obligations. Liquidation of Currency Obligations terminated by close-out shall be effected as follows:

         (i) Calculating Closing Gain or Loss. The Non-Defaulting Party shall calculate in good faith, with respect to each such terminated Currency Obligation, except to the extent that in the good faith opinion of the Non-Defaulting Party certain of such Currency Obligations may not be liquidated as provided herein under applicable law, as of the Close-Out Date or as soon thereafter as reasonably practicable, the Closing Gain, or, as appropriate, the Closing Loss, as follows:

         (A) for each Currency Obligation calculate a "Close-Out Amount" as follows:

         (1) in the case of a Currency Obligation whose Value Date is the same as or is later than the Close-Out Date, the amount of such Currency Obligation; or

         (2) in the case of a Currency Obligation whose Value Date precedes the Close-Out Date, the amount of such Currency Obligation increased, to the extent permitted by applicable law, by adding interest thereto from and including the Value Date to but excluding the Close-Out Date at overnight LIBOR; and

         (3) for each such amount in a Currency other than the Non-Defaulting Party's Base Currency, convert such amount into the Non-Defaulting Party's Base Currency at the rate of exchange at which, at the time of the calculation, the Non-Defaulting Party can buy such Base Currency with or against the Currency of the relevant Currency Obligation for delivery (x) if the Value Date of such Currency Obligation is on or after the Spot Date as of such time of calculation for the Base Currency, on the Value Date of that Currency Obligation or (y) if such Value Date precedes such Spot Date, for delivery on such Spot Date (or, in either case, if such rate of exchange is not available, conversion shall be accomplished by the Non-Defaulting Party using any commercially reasonable method); and

                  (B) determine in relation to each Value Date: (1) the sum of all Close-Out Amounts relating to Currency Obligations under which the Non-Defaulting Party would otherwise have been entitled to receive the relevant amount on that Value Date; and (2) the sum of all Close-Out Amounts relating to Currency Obligations under which the Non-Defaulting Party would otherwise have been obliged to deliver the relevant amount to the Defaulting Party on that Value Date; and

                  (C) if the sum determined under (B)(1) is greater than the sum determined under (B)(2), the difference shall be the Closing Gain for such Value Date; if the sum determined under (B)(1) is less than the sum determined under
(B)(2), the difference shall be the Closing Loss for such Value Date.

         (ii) Determining Present Value. To the extent permitted by applicable law, the Non-Defaulting Party shall adjust the Closing Gain or Closing Loss for each Value Date falling after the Close-Out Date to present value by discounting the Closing Gain or Closing Loss from and including the Value Date to but excluding the Close-Out Date, at LIBOR with respect to the Non-Defaulting Party's Base Currency as at the Close-Out Date or at such other rate as may be prescribed by applicable law.

         (iii) Netting. The Non-Defaulting Party shall aggregate the following amounts so that all such amounts are netted into a single liquidated amount payable to or by the Non-Defaulting Party: (x) the sum of the Closing Gains for all Value Dates (discounted to present value, where appropriate, in accordance with the provisions of Section 8.1(b)(ii)) (which for the purposes of the aggregation shall be a positive figure); and (y) the sum of the Closing Losses for all Value Dates (discounted to present value, where appropriate, in accordance with the provisions of Section 8.1(b)(ii)) (which for the purposes of the aggregation shall be a negative figure).

         (c) Liquidation of Options. To liquidate unexercised Options and exercised Options to be settled at their In-the-Money Amounts that have been terminated by close-out, the Non-Defaulting Party shall:

         (i) Calculating Settlement Amount. Calculate in good faith with respect to each such terminated Option, except to the extent that in the good faith opinion of the Non-Defaulting Party certain of such Options may not be liquidated as provided herein under applicable law, as of the Close-Out Date or as soon as reasonably practicable thereafter a settlement amount for each Party equal to the aggregate of:

                  (A) with respect to each Option purchased by such Party, and which the other Party has not elected to treat as void pursuant to Section 3.2(ii) for lack of payment of the Premium, the current market premium for such Option;

                  (B) with respect to each Option sold by such Party and which such Party has not elected to treat as void pursuant to Section 3.2(ii) for lack of payment of the Premium, any unpaid Premium, provided that, if the Close-Out Date occurs before the Premium Payment Date, such amount shall be discounted from and including the Premium Payment Date to but excluding the Close-Out Date at a rate equal to LIBOR on the Close-Out Date and, if the Close-Out Date occurs after the Premium Payment Date, to the extent permitted by applicable law, the settlement amount shall include interest on any unpaid Premium from and including the Premium Payment Date to but excluding the Close-Out Date in the same Currency as such Premium at overnight LIBOR;

                  (C) with respect to any exercised Option to be settled at its In-the-Money Amount (whether or not the Close-Out Date occurs before the Settlement Date for such Option), any unpaid amount due to such Party in settlement of such Option and, if the Close-Out Date occurs after the Settlement Date for such Option, to the extent permitted by applicable law, interest thereon from and including the applicable Settlement Date to but excluding the Close-Out Date at overnight LIBOR; and

                  (D) without duplication, the amount that the Non-Defaulting Party reasonably determines in good faith, as of the Close-Out Date or as of the earliest date thereafter that is reasonably practicable, to be its additional losses, costs and expenses in connection with such terminated Option, for the loss of its bargain, its cost of funding, or the loss incurred as a result of terminating, liquidating, obtaining or re-establishing a delta hedge or related trading position with respect to such Option;

         (ii) Converting to Base Currency. Convert any settlement amount calculated in accordance with clause (i) above in a Currency other than the Non-Defaulting Party's Base Currency into such Base Currency at the Spot Price at which, at the time of the calculation, the Non-Defaulting Party could enter into a contract in the foreign exchange market to buy the Non-Defaulting Party's Base Currency in exchange for such Currency (or, if such Spot Price is not available, conversion shall be accomplished by the Non-Defaulting Party using any commercially reasonable method); and

         (iii) Netting. Net such settlement amounts with respect to each Party so that all such amounts are netted to a single liquidated amount payable by one Party to the other Party.

         (d) Final Netting. The Non-Defaulting Party shall net (or, if both are payable by one Party, add) the liquidated amounts payable under Sections 8.1(b) and 8.1(c) with respect to each Party so that such amounts are netted (or added) to a single liquidated amount payable by one Party to the other Party as a settlement payment.

         8.2 Set-Off Against Credit Support. Where close-out and liquidation occurs in accordance with Section 8.1, the Non-Defaulting Party shall also be entitled (i) to set off the net payment calculated in accordance with Section 8.1(d) which the Non-Defaulting Party owes to the Defaulting Party, if any, against any credit support or other collateral ("Credit Support") held by the Defaulting Party pursuant to a Credit Support Document or otherwise (including the liquidated value of any non-cash Credit Support) in respect of the Non-Defaulting Party's obligations under the Agreement or (ii) to set off the net payment calculated in accordance with Section 8.1(d) which the Defaulting Party owes to the Non-Defaulting Party, if any, against any Credit Support held by the Non-Defaulting Party (including the liquidated value of any non-cash Credit Support) in respect of the Defaulting Party's obligations under the Agreement; provided that, for purposes of either such set-off, any Credit Support denominated in a Currency other than the Non-Defaulting Party's Base Currency shall be converted into such Base Currency at the rate specified in
Section 8.1(c)(ii).

         8.3 Other Foreign Exchange Transactions and Currency Options. Where close-out and liquidation occurs in accordance with Section 8.1, the Non-Defaulting Party shall also be entitled to close-out and liquidate, to the extent permitted by applicable law, any other foreign exchange transaction or currency option entered into between the Parties which is then outstanding in accordance with the provisions of Section 8.1, with each obligation of a Party to deliver a Currency under such a foreign exchange transaction being treated as if it were a Currency Obligation (including exercised options, provided that cash-settled options shall be treated analogously to Options to be settled at their In-the-Money Amount) and each unexercised option being treated as if it were an Option under the Agreement.

         8.4 Payment and Late Interest. The net amount payable by one Party to the other Party pursuant to the provisions of Sections 8.1 and 8.3 above shall be paid by the close of business on the Business Day following the receipt by the Defaulting Party of notice of the Non-Defaulting Party's settlement calculation, with interest at overnight LIBOR from and including the Close-Out Date to but excluding such Business Day (and converted as required by applicable law into any other Currency, any costs of conversion to be borne by, and deducted from any payment to, the Defaulting Party). To the extent permitted by applicable law, any amounts owed but not paid when due under this Section 8 shall bear interest at overnight LIBOR (or, if conversion is required by applicable law into some other Currency, either overnight LIBOR with respect to such other Currency or such other rate as may be prescribed by such applicable law) for each day for which such amount remains unpaid. Any addition of interest or discounting required under this Section 8 shall be calculated on the basis of a year of such number of days as is customary for transactions involving the relevant Currency in the relevant foreign exchange market.

         8.5 Suspension of Obligations. Without prejudice to the foregoing, so long as a Party shall be in default in payment or performance to the other Party under the Agreement and the other Party has not exercised its rights under this
Section 8, or, if "Adequate Assurances" is specified as applying to the Agreement in Part XI of the Schedule, during the pendency of a reasonable request to a Party for adequate assurances of its ability to perform its obligations under the Agreement, the other Party may, at its election and without penalty, suspend its obligation to perform under the Agreement.

         8.6 Expenses. The Defaulting Party shall reimburse the Non-Defaulting Party in respect of all out-of-pocket expenses incurred by the Non-Defaulting Party (including fees and disbursements of counsel, including attorneys who may be employees of the Non-Defaulting Party) in connection with any reasonable collection or other enforcement proceedings related to the payments required under the Agreement.

         8.7 Reasonable Pre-Estimate. The Parties agree that the amounts recoverable under this Section 8 are a reasonable pre-estimate of loss and not a penalty. Such amounts are payable for the loss of bargain and the loss of protection against future risks and, except as otherwise provided in the Agreement, neither Party will be entitled to recover any additional damages as a consequence of such losses.

         8.8 No Limitation of Other Rights; Set-Off. The Non-Defaulting Party's rights under this Section 8 shall be in addition to, and not in limitation or exclusion of, any other rights which the Non-Defaulting Party may have (whether by agreement, operation of law or otherwise), and, to the extent not prohibited by law, the Non-Defaulting Party shall have a general right of set-off with respect to all amounts owed by each Party to the other Party, whether due and payable or not due and payable (provided that any amount not due and payable at the time of such set-off shall, if appropriate, be discounted to present value in a commercially reasonable manner by the Non-Defaulting Party). The Non-Defaulting Party's rights under this Section 8.8 are subject to Section 8.7.

SECTION 9.        FORCE MAJEURE, ACT OF STATE, ILLEGALITY AND IMPOSSIBILITY

         9.1 Force Majeure, Act of State, Illegality and Impossibility. If either Party is prevented from or hindered or delayed by reason of force majeure or act of state in the delivery or receipt of any Currency in respect of a Currency Obligation or Option or if it becomes or, in the good faith judgment of one of the Parties, may become unlawful or impossible for either Party to make or receive any payment in respect of a Currency Obligation or Option, then the Party for whom such performance has been prevented, hindered or delayed or has become illegal or impossible shall promptly give notice thereof to the other Party and either Party may, by notice to the other Party, require the close-out and liquidation of each affected Currency Obligation and Option in accordance with the provisions of Section 8.1 and, for such purposes, the Party unaffected by such force majeure, act of state, illegality or impossibility (or, if both Parties are so affected, whichever Party gave the relevant notice) shall perform the calculation required under Section 8.1 as if it were the Non-Defaulting Party. Nothing in this Section 9.1 shall be taken as indicating that the Party treated as the Defaulting Party for the purpose of calculations required by
Section 8.1 has committed any breach or default.

         9.2 Transfer to Avoid Force Majeure, Act of State, Illegality or Impossibility. If Section 9.1 becomes applicable, unless prohibited by law, the Party which has been prevented, hindered or delayed from performing shall, as a condition to its right to designate a close-out and liquidation of any affected Currency Obligation or Option, use all reasonable efforts (which will not require such Party to incur a loss, excluding immaterial, incidental expenses) to transfer as soon as practicable, and in any event before the earlier to occur of the expiration date of the affected Options or twenty (20) days after it gives notice under Section 9.1, all its rights and obligations under the Agreement in respect of the affected Currency Obligations and Options to another of its Designated Offices so that such force majeure, act of state, illegality or impossibility ceases to exist. Any such transfer will be subject to the prior written consent of the other Party, which consent will not be withheld if such other Party's policies in effect at such time would permit it to enter into transactions with the transferee Designated Office on the terms proposed, unless such transfer would cause the other Party to incur a material tax or other cost.

SECTION 10.       PARTIES TO RELY ON THEIR OWN EXPERTISE

         Each Party will be deemed to represent to the other Party on the date on which it enters into an FX Transaction or Option that (absent a written agreement between the Parties that expressly imposes affirmative obligations to the contrary for that FX Transaction or Option): (i)(A) it is acting for its own account, and it has made its own independent decisions to enter into that FX Transaction or Option and as to whether that FX Transaction or Option is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary; (B) it is not relying on any communication (written or oral) of the other Party as investment advice or as a recommendation to enter into that FX Transaction or Option, it being understood that information and explanations related to the terms and conditions of an FX Transaction or Option shall not be considered investment advice or a recommendation to enter into that FX Transaction or Option; and (C) it has not received from the other Party any assurance or guarantee as to the expected results of that FX Transaction or Option; (ii) it is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that FX Transaction or Option; and (iii) the other Party is not acting as a fiduciary or an advisor for it in respect of that FX Transaction or Option.

SECTION 11.       MISCELLANEOUS

         11.1 Currency Indemnity. The receipt or recovery by either Party (the "first Party") of any amount in respect of an obligation of the other Party (the "second Party") in a Currency other than that in which such amount was due, whether pursuant to a judgment of any court or pursuant to Section 8 or 9, shall discharge such obligation only to the extent that, on the first day on which the first Party is open for business immediately following such receipt or recovery, the first Party shall be able, in accordance with normal banking practice, to purchase the Currency in which such amount was due with the Currency received or recovered. If the amount so purchasable shall be less than the original amount of the Currency in which such amount was due, the second Party shall, as a separate obligation and notwithstanding any judgment of any court, indemnify the first Party against any loss sustained by it. The second Party shall in any event indemnify the first Party against any costs incurred by it in making any such purchase of Currency.

         11.2 Assignment. Neither Party may assign, transfer or charge or purport to assign, transfer or charge its rights or obligations under the Agreement to a third party without the prior written consent of the other Party and any purported assignment, transfer or charge in violation of this Section
11.2 shall be void.

         11.3 Telephonic Recording. The Parties agree that each may electronically record all telephonic conversations between them and that any such recordings may be submitted in evidence to any court or in any Proceedings for the purpose of establishing any matters pertinent to the Agreement.

         11.4 Notices. Unless otherwise agreed, all notices, instructions and other communications to be given to a Party under the Agreement shall be given to the address, telex (if confirmed by the appropriate answerback), facsimile (confirmed if requested) or telephone number and to the individual or department specified by such Party in Part III of the Schedule. Unless otherwise specified, any notice, instruction or other communication given in accordance with this
Section 11.4 shall be effective upon receipt.

         11.5 Termination. Each of the Parties may terminate the Agreement at any time by seven (7) days' prior written notice to the other Party delivered as prescribed in Section 11.4, and termination shall be effective at the end of such seventh day; provided, however, that any such termination shall not affect any outstanding Currency Obligations or Options, and the provisions of the Agreement shall continue to apply until all the obligations of each Party to the other under the Agreement have been fully performed.

         11.6 Severability. In the event any one or more of the provisions contained in the Agreement should be held invalid, illegal or unenforceable in any respect under the law of any jurisdiction, the validity, legality and enforceability of the remaining provisions contained in the Agreement under the law of such jurisdiction, and the validity, legality and enforceability of such and any other provisions under the law of any other jurisdiction shall not in any way be affected or impaired thereby. The Parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         11.7 No Waiver. No indulgence or concession granted by a Party and no omission or delay on the part of a Party in exercising any right, power or privilege under the Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

         11.8 Master Agreement. Where one of the Parties to the Agreement is domiciled in the United States, the Parties intend that the Agreement shall be a master agreement, as referred to in 11 U.S.C. Section 101(53B)(C) and 12 U.S.C.
Section 1821(e)(8)(D)(vii).

         11.9 Time of Essence, Etc. Time shall be of the essence in the Agreement. Unless otherwise agreed, the times referred to in the Agreement with respect to Options shall in each case refer to the local time of the relevant Designated Office of the Seller of the relevant Option.

         11.10 Headings. Headings in the Agreement are for ease of reference only.

         11.11 Payments Generally. All payments to be made under the Agreement shall be made in same day (or immediately available) and freely transferable funds and, unless otherwise specified, shall be delivered to such office of such bank, and in favor of such account as shall be specified by the Party entitled to receive such payment in Part IV of the Schedule or in a notice given in accordance with Section 11.4.

         11.12 Amendments. No amendment, modification or waiver of the Agreement will be effective unless in writing executed by each of the Parties; provided that the Parties may agree in a Confirmation that complies with Section 2.3 to amend the Agreement solely with respect to the Option that is the subject of the Confirmation.

         11.13 Credit Support. A Credit Support Document between the Parties may apply to obligations governed by the Agreement. If the Parties have executed a Credit Support Document, such Credit Support Document shall be subject to the terms of the Agreement and is hereby incorporated by reference in the Agreement. In the event of any conflict between a Credit Support Document and the Agreement, the Agreement shall prevail, except for any provision in such Credit Support Document in respect of governing law.

         11.14 Adequate Assurances. If the Parties have so agreed in Part XI of the Schedule, the failure by a Party to give adequate assurances of its ability to perform any of its obligations under the Agreement within two (2) Business Days of a written request to do so when the other Party has reasonable grounds for insecurity shall be an Event of Default under the Agreement.

         11.15 Correction of Confirmations. Unless either Party objects to the terms contained in any Confirmation sent by the other Party or sends a corrected Confirmation within three (3) Business Days of receipt of such Confirmation, or such shorter time as may be appropriate given the Value Date of an FX Transaction, the terms of such Confirmation shall be deemed correct and accepted absent manifest error. If the Party receiving a Confirmation sends a corrected Confirmation within such three (3) Business Days, or shorter period, as appropriate, then the Party receiving such corrected Confirmation shall have three (3) Business Days, or shorter period, as appropriate, after receipt thereof to object to the terms contained in such corrected Confirmation.

SECTION 12.       LAW AND JURISDICTION

         12.1 Governing Law. The Agreement shall be governed by, and construed in accordance with, the laws of the jurisdiction set forth in Part XII of the Schedule without giving effect to conflict of laws principles.

         12.2 Consent to Jurisdiction. (a) With respect to any Proceedings, each Party irrevocably (i) submits to the non-exclusive jurisdiction of the courts of the jurisdiction set forth in Part XIII of the Schedule and (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have jurisdiction over such Party. Nothing in the Agreement precludes either Party from bringing Proceedings in any other jurisdiction nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

         (b) Each Party irrevocably appoints the agent for service of process (if any) specified with respect to it in Part XIV of the Schedule. If for any reason any Party's process agent is unable to act as such, such Party will promptly notify the other Party and within thirty (30) days will appoint a substitute process agent acceptable to the other Party.

         12.3 Waiver of Jury Trial. Each Party irrevocably waives any and all right to trial by jury in any Proceedings.

         12.4 Waiver of Immunities. Each Party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

                                             MORGAN STANLEY & CO. INCORPORATED

                                             By:
                                                ------------------------------
                                             Name:
                                             Title:



                                             MORGAN STANLEY DEAN WITTER
                                             SPECTRUM __________________ L.P.

                                             By: Demeter Management Corporation
                                                 ------------------------------
                                             Name:
                                             Title:

                                   Schedule-1

                                    SCHEDULE

               Schedule to the International Foreign Exchange and
                    Options Master Agreement dated as of June
                           ___, 2000 (the "Agreement")

              between Morgan Stanley & Co. Incorporated ("Party A")

                                       and

            Morgan Stanley Dean Witter Spectrum ________________ L.P.
                                  ("Party B").

Part I.       Scope of the Agreement

         The Agreement shall apply to all FX Transactions outstanding between any two Designated Offices of the Parties on the Effective Date.

         The Agreement shall apply to all Currency Options outstanding between any two Designated Offices of the Parties on the Effective Date.

Part II.      Designated Offices

         Each of the following shall be a Designated Office:

         Party A: New York

         Party A is not a multibranch party.

         Party B:  New York

         Party B is not a multibranch party.

         Each Party (the "first Party") that enters into an FX Transaction or Option through an agency, branch, or office other than its head or home office represents to the other Party (the "second Party") that, notwithstanding the place of booking office or jurisdiction of incorporation or organization of the first Party, the obligations of the first Party are the same as if it had entered into the FX Transaction or Option through its head or home office. This representation will be deemed to be repeated by the first Party on each date on which it enters into an FX Transaction or Option.

Part III.     Notices

              If sent to Party A:

              Address:              Morgan Stanley & Co. Incorporated
                                    1585 Broadway, 4th floor
                                    New York, New York 10036
              Telephone Number:     (212) 761-2700
              Telex Number:         6801048 (Answerback:   FXMS)
              Facsimile Number:     (212) 761-0296
              SWIFT Number:         MSNYUS33
              Name of Individual or Department to whom Notices are to be sent:
               Foreign Exchange Trading Department

                                   Schedule-1

              If sent to Party B:

              Address:     Party B c/o
                           Morgan Stanley Dean Witter & Co.
                           2 World Trade Center
                           62nd Floor
                           New York, NY 10048
              Telephone Number: 212-392-3270
              Telex Number:
              Facsimile Number: 212-392-1306
              SWIFT Number:
              Name of Individual or Department to whom Notices are to be sent:
               Managed Futures

Part IV.      Payment Instructions

              [X] Name of Bank and Office, Account Number and Reference with respect to relevant Currencies:

         In the case of Party A, U.S. dollar payments shall be made to the following account:

                           Bank of New York, New York
                           ABA#: 021000018
                           For: Morgan Stanley & Co., New York
                           Acct. #: 8900010932
                           Ref: Chips UID 23-65-84

         In the case of Party B, U.S. dollar payments shall be made to the following account:

                           Citibank N.A.
                           ABA#: 021-000089
                           For: Dean Witter Reynolds Inc.
                           Acct.#: 40611164

         For Further Credit to Managed Futures Fund Margin Transfer 779-000999-4

         [X] With respect to each Party, as may be set forth in such Standard Settlement Instructions as may be specified by such Party in a notice given in accordance with Section 11.4.

Part V.       Netting

A.            Discharge of Options

              Section 4.1 shall apply to Options other than Barrier Options.

B.            Netting of Premiums

              Section 4.2 shall apply to Premium payments for Options other than Barrier Options.

C.            Settlement Netting Offices

              Each of the following shall be a Settlement Netting Office:

                                   Schedule-2

              Party A:  Same as Part II.

              Party B: Same as Part II

              Party A and Party B agree that, notwithstanding Section 6.2 of the Agreement, obligations to make payments pursuant to FX Transactions shall only be netted, satisfied and discharged against obligations to make payments arising out of the same or other FX Transactions between a pair of Settlement Netting Offices and obligations to make payments pursuant to Options (including exercised Options) shall only be netted, satisfied and discharged against obligations to make payments arising out of the same or other Options (including exercised Options) between a pair of Settlement Netting Offices.

D.            Novation Netting Offices

              Each of the following shall be a Novation Netting Office:

              Party A: Same as Part II

              Party B: Same as Part II

E.            Matched Pair Novation Netting Offices

              Each of the following shall be a Matched Pair Novation Netting
Office:

              Not applicable.

Part VI.      Automatic Exercise of Options; Cash Settlement of FX Transactions

A.            Automatic Exercise of Options

              Automatic Exercise of certain In-the-money Options pursuant to
Section 5.3 shall apply to Party A as Buyer.

              Automatic Exercise of certain In-the-money Options pursuant to
Section 5.3 shall apply to Party B as Buyer.

B.       Cash Settlement of FX Transactions


                                   Schedule-3

              The following provision shall apply:

              The definition of FX Transaction in Section 1 shall include foreign exchange transactions for the purchase and sale of one Currency against another but which shall be settled by the delivery of only one Currency based on the difference between exchange rates as agreed by the Parties as evidenced in a Confirmation. Section 6.1 is modified so that only one Currency shall be delivered for any such FX Transaction in accordance with the formula agreed by the Parties. Section 8.1(b)(i)(A) is modified so that the Close-Out Amount for any such FX Transaction for which the cash settlement amount has been fixed on or before the Close-Out Date pursuant to the terms of such FX Transaction shall be equal to the Currency Obligation arising therefrom (increased by adding interest in the manner provided in clause (A)(2) if the Value Date precedes the Close-Out Date) and for any such FX Transaction for which the cash settlement amount has not yet been fixed on the Close-Out Date pursuant to the terms of such FX Transaction, the Close-Out Amount shall be as reasonably determined by Party A in accordance with market practice.

Part VII.     Base Currency

              Party A's Base Currency is U.S. Dollars.

              Party B's Base Currency is U.S. Dollars.

Part VIII.    Threshold Amount

              For purposes of clause (x) of the definition of Event of Default:

              Party A's Threshold Amount is U.S.D. $10,000,000.

              Party B's Threshold Amount is U.S.D. $10,000,000.

Part IX.      Additional Events of Default

              Clause (x) of the definition of Event of Default shall be modified by deleting the words ", or becomes capable at any time of being declared," after the words "and remains unpaid after any applicable grace period has elapsed, or (B) becomes".

              The following provisions which are checked shall constitute Events of Default:

              [X] (a) occurrence of garnishment or provisional garnishment against a claim against the Defaulting Party acquired by the Non-Defaulting Party. The automatic termination provision of Section 8.1 shall not apply to either Party that is a Defaulting Party in respect of this Event of Default.

              [X] (b) suspension of payment by the Defaulting Party or any Credit Support Provider in accordance with the Bankruptcy Law or the Corporate Reorganization Law in Japan. The automatic termination provision of Section 8.1 shall not apply to either Party that is a Defaulting Party in respect of this Event of Default.

              [X] (c) disqualification of the Defaulting Party or any Credit Support Provider by any relevant bill clearing house located in Japan. The automatic termination provision of Section 8.1 shall not apply to either Party that is a Defaulting Party in respect of this Event of Default.

                                   Schedule-4

Part X.       Automatic Termination

              The Automatic Termination provision of Section 8.1 shall not apply to Party A as Defaulting Party in respect of clause (ii), (iii) or (iv) of the definition of Event of Default.

              The Automatic Termination provision of Section 8.1 shall not apply to Party B as Defaulting Party in respect of clause (ii), (iii) or (iv) of the definition of Event of Default.

Part XI.      Adequate Assurances

              Adequate Assurances under Section 11.14 shall not apply to the Agreement.

Part XII.     Governing Law

              In accordance with Section 12.1 of the Agreement, the Agreement shall be governed by the laws of:

              [X]       the State of New York.

              [    ]    England and Wales.

              [    ]    Japan.

Part XIII.    Consent to Jurisdiction

              In accordance with Section 12.2 of the Agreement, each Party irrevocably submits to the non-exclusive jurisdiction of:

              [X] the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City.

              [    ]    the courts of England.

              [    ]    the Tokyo District Court.

Part XIV.     Agent for Service of Process

              Party A appoints the following as its agent for service of process in any Proceedings in the State of New York: Not applicable.

              Party B appoints the following as its agent for service of process in any Proceedings in the State of New York: Not applicable.

Part XV.      Certain Regulatory Representations

A.            The following FDICIA representation shall apply:

              1. Party A represents and warrants that it qualifies as a "financial institution" within the meaning of the Federal Deposit Insurance Corporation Improvement Act of 1991 ("FDICIA") by virtue of being a:

                  [X]  broker or dealer within the meaning of FDICIA;


                                   Schedule-5

                  [ ]  depository institution within the meaning of FDICIA;

                  [X]  futures commission merchant within the meaning of FDICIA;

                  [ ] "financial institution" within the meaning of Regulation EE (see below).

              2. Party B hereby represents and warrants that it qualifies as a "financial institution" by virtue of being a:

                  [ ]  broker or dealer within the meaning of FDICIA;

                  [ ]  depository institution within the meaning of FDICIA;

                  [ ]  futures commission merchant within the meaning of FDICIA;

                  [ ] "financial institution" within the meaning of Regulation EE (see below).

                  3. A Party representing that it is a "financial institution" as that term is defined in 12 C.F.R. Section 231.3 of Regulation EE issued by the Board of Governors of the Federal Reserve System ("Regulation EE") represents that:

                  (a) it is willing to enter into "financial contracts" as a counterparty "on both sides of one or more financial markets" as those terms are used in Section 231.3 of Regulation EE; and

                  (b) during the 15-month period immediately preceding the date it makes or is deemed to make this representation, it has had on at least one
(1) day during such period, with counterparties that are not its affiliates (as defined in Section 231.2(b) of Regulation EE) either:

                        (i) one or more financial contracts of a total gross notional principal amount of $1 billion outstanding; or

                        (ii) total gross mark-to-market positions (aggregated across counterparties) of $100 million; and

                  (c) agrees that it will notify the other Party if it no longer meets the requirements for status as a financial institution under Regulation EE.

              4. If both Parties are financial institutions in accordance with the above, the Parties agree that the Agreement shall be a netting contract, as defined in 12 U.S.C. Section 4402(14), and each receipt or payment or delivery obligation under the Agreement shall be a covered contractual payment entitlement or covered contractual payment obligation, respectively, as defined in FDICIA.

B. The following ERISA representation shall apply:

              Each Party represents and warrants that it is not (i) a plan subject to the fiduciary responsibility part of the Employee Retirement Income Security Act of 1974, as amended, or subject to Section 4975 of the Internal Revenue Code of 1986, as amended; (ii) a person acting on behalf of any such plan; or (iii) a person the assets of whom constitute assets of any such plan.

C. The following CFTC trade option representation shall not apply:

                                   Schedule-6

              Each Party represents and warrants that it is a commercial user of or a merchant handling the Currencies subject to each Option and was offered or entered into each Option solely for purposes related to its business as such.

D. The following CFTC eligible swap participant representation shall apply:

              Each Party represents and warrants that it is an "eligible swap participant" under, and as defined in, 17 C.F.R. Section 35.1.

Part XVI.         Representations and Warranties

              In addition to the representations and warranties set forth in
Section 7.1 and Part XV of this Schedule, each Party hereby represents and warrants to the other Party on the date hereof and on the date of each FX Transaction or Option, as the case may be, that: (a) it is a sophisticated investor able to evaluate and assume the risks associated with transactions in currencies as contemplated by the Agreement; (b) it is not relying upon any representations (whether written or oral) of the other Party other than the representations expressly set forth in the Agreement, this Schedule, any Credit Support Document or in any Confirmation; (c) its execution and delivery of the Agreement, and its performance of its obligations hereunder, do not and will not conflict with any law or regulation of the jurisdiction of its organization or other law or regulation applicable to it, and do not and will not violate, constitute a default under, or result in the creation or imposition of any lien or encumbrance on any of its property or assets under any agreement or instrument to which it is a party or by which its assets are bound; (d) no consent, authorization or approval (including exchange control approval) or other action by, and no notice to or filing with, any person or entity, including any governmental authority or regulatory body, other than any already obtained, made or filed and remaining in full force and effect, and the conditions of which have been duly complied with, is required in connection with the performance of its obligations under the Agreement; and (e) there are no actions, proceedings or claims pending or, to the best of its knowledge, threatened, the adverse determination of which might have a materially adverse effect on its ability to perform its obligations under, or affect the validity or enforceability of, the Agreement.

Part XVII.    Agreement Superseding

              A new Section 11.16 shall be added to the Agreement which shall read as follows: "The Agreement shall supersede any other agreement between the Parties with respect to the subject matter hereof."

Part XVIII. Barrier Options

              In connection with any Barrier Options between the Parties, Party B acknowledges that:

              a) As part of its business, Party A regularly trades in the foreign exchange spot, forward, futures and options markets for its own account and for the accounts of other customers. Such trading may affect spot prices in the Currency Pair.

              b) Party A generally hedges its Barrier Option positions by buying or selling a quantity of the relevant currency, and may adjust (increase or decrease) its hedge as market conditions change during the life of the Options and it believes that it is more or less likely that a Barrier will be breached. Such hedging and de-hedging activity may affect spot prices and may thus affect the probability of a Barrier being breached.

                                   Schedule-7

Part XIX.         1998 FX and Currency Option Definitions.

                  The 1998 FX and Currency Option Definitions as published by ISDA, EMTA and the Foreign Exchange Committee (the "Definitions") shall be applicable to each FX Transaction and Option under the Agreement, including any FX Transaction or Option outstanding on the date hereof, subject to the following:

A.       Definitions:

         1. The term "Agreement" in Section 2.2 of the Agreement shall include the Agreement as modified and supplemented by this Part.

         2. The term "FX Transaction" and "Currency Option Transaction" in the Definitions or in a Confirmation shall in all cases by considered references to an "FX Transaction" and "Option" under the Agreement.

         3. All terms in this Part shall have the meanings given them above or in the Definitions, unless not defined above or in the Definitions, in which case the term shall have the meaning given in the Agreement.

B.       Scope.

         1. Notwithstanding the absence of any reference to the Definitions in a Confirmation, this Part and the Definitions shall be applicable to any FX Transaction or Currency Option Transaction covered by the Agreement; provided that the Parties may agree otherwise for any Transaction as evidenced by a Confirmation that complies with Section 2.3 of the Agreement.

         2. In the event of any inconsistency between the Definitions and a Confirmation, the terms of the Confirmation shall govern for the purpose of the relevant Transaction. In the event of any inconsistency between the Definitions and the Agreement, the Definitions shall prevail.

C.       Confirmations.

         Notwithstanding Sections 2.4 and 11.12 of the Agreement, in the event of any inconsistency between the terms of a Confirmation for an FX Transaction or Currency Option Transaction and the Agreement, the terms of the Confirmation shall prevail.

D.       Disruption Events.

         With respect to any Disruption Event that is applicable to an FX Transaction or Currency Option Transaction pursuant to the Definitions or as otherwise agreed by the Parties as evidenced by a Confirmation, Section 9 of the Agreement shall not be applicable in respect of such FX Transaction or Currency Option Transaction, and the Parties shall be subject to the Disruption Fallbacks (including but not limited to No Fault Termination) specified as applicable pursuant to the Definitions or such Confirmation.

                                   Schedule-8

E.       Miscellaneous.

         The provisions of Part VI.B of this Schedule relating to cash settlement of FX Transactions shall apply to Non-Deliverable FX Transactions.

Part XX.      Margin and Security

              (a) Party B shall at all times maintain with Dean Witter Reynolds Inc. (the "Custodian") for and on behalf of Party A cash and securities acceptable to Party A (together, the "Margin") in order to secure the obligations of Party B under all open FX Transactions and Options entered into under the Agreement. The amount of Margin which Party B shall maintain with Party A shall be determined by Party A in its reasonable judgment (which determination shall be conclusive in the absence of manifest error), on a risk adjusted basis, taking into account historical volatility, imputed volatility and/or such other factors as Party A reasonably deems relevant to this determination (the "Aggregate Margin Requirement"). On or prior to the date of the Agreement, Party B shall have established a special pledge account with the Custodian (the "Account") for the purpose of holding custody of the Margin for and on behalf of Party A in accordance with the provisions of the Custodian Account Addendum, dated the date hereof, and the Agreement. Party B's failure to deposit Margin or to establish the Account as required herein shall be an Event of Default for all purposes under the Agreement (it being understood that there shall be no grace period with respect to obligations of Party B pursuant to this
Part XX).

              (b) Whenever such Aggregate Margin Requirement shall exceed the market value of Margin on deposit with the Custodian in the Account as determined by Party A at such time in its reasonable judgment and which determination shall be conclusive in the absence of manifest error (the "Margin Balance", and the difference between such Aggregate Margin Requirement and the Margin Balance being the "Shortfall"), then Party B shall deposit immediately upon Party A's request, additional Margin in an amount at least equal to such Shortfall.

              (c) In furtherance of the foregoing, as security for the prompt and complete payment when due and the performance by Party B of all of its obligations to Party A under the Agreement, Party B hereby grants to Party A a continuing first priority security interest in and to all of Party B's right, title and interest in and to the Margin, the Account, all financial assets, investment property and other property and assets which are deposited from time to time in, or credited from time to time to, the Account, all security entitlements in respect thereof, all income and profits thereon, all interest, dividends and other payments and distributions with respect thereto, and all proceeds of any of the foregoing (the "Margin Collateral"). As additional security for the prompt and complete payment when due and the performance by Party B of all of its obligations to Party A under the Agreement, Party B hereby grants to Party A and its affiliates a first priority security interest in and to any property of Party B at any time held by or for the benefit of Party A or any affiliate of Party A for any purpose, including, without limitation, any property of Party B held in any account with Party A, any affiliate of Party A or with the Custodian, any financial assets, investment property and other property and assets which are deposited from time to time in, or credited from time to time to, any such account, all security entitlements in respect thereof, all income and profits thereon, all interest, dividends and other payments and distributions with respect thereto, and all proceeds of any of the foregoing (the "Collateral"), to secure all obligations of Party B to Party A. If



                                   Schedule-9

Collateral was delivered in connection with a particular agreement between Party B and Party A or any of its affiliates, then such Collateral shall secure first the obligations of Party B with respect to such agreement and second all other obligations of Party B to Party A or any of its affiliates (in such order as Party A shall determine in its sole discretion). Party A, its affiliates and the Custodian and Party B hereby each acknowledge and agree that (a) each of Party A and its affiliates which holds Collateral holds such Collateral for itself and also as agent and bailee for all other of Party A and its affiliates which are secured parties hereunder or under any agreement between Party B and Party A or any of its affiliates and (b) the Custodian which holds Collateral for and on behalf of Party A holds such Collateral as agent and bailee for Party A and its affiliates which are secured parties hereunder and under any agreement between Party B and Party A or any of its affiliates. If an Event of Default hereunder shall occur, then each of Party A and its affiliates shall be entitled to retain or sell all Collateral as security for Party B's obligations, even if otherwise required pursuant to the terms of an agreement or otherwise to deliver any Collateral to Party B or Party B's order. The parties agree that Party A and its affiliates shall have the rights and remedies of a secured creditor under the New York Uniform Commercial Code (the "UCC") and under any other applicable law or agreement to exercise any right with respect to the Margin Collateral and the Collateral subject to the security interest granted under the Agreement. Notwithstanding Section 9-207 of the UCC, each of Party A or any of its affiliates shall have free and unrestricted use of any Margin Collateral and/or Collateral which it holds hereunder or with the Custodian, including, without limitation, the right, from time to time and without notice to Party B, to sell, pledge, repledge, hypothecate, rehypothecate, assign, invest, use, commingle or otherwise dispose of, or otherwise use in its business any Margin Collateral and/or Collateral separately or in common with other securities, commodities or other property, for the sum due to any of Party A or any of its affiliates or for a greater sum on terms which may otherwise impair the right of Party B to redeem such Margin Collateral and/or Collateral, and free from any other right of claim of any nature whatsoever of Party B, and without retaining possession and control for delivery a like amount of similar securities, commodities, or other property.

              (d) Party B represents and warrants that it owns the Margin Collateral and the Collateral to be pledged and assigned to each of Party A and its affiliates hereunder and under any other agreement between Party B and Party A or any of its affiliates, free and clear of any liens, equities, claims (including, without limitation, participation interests) and transfer restrictions. Party B covenants and agrees that it will not sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, any of the Margin Collateral or the Collateral, nor will it create, incur or permit to exist any lien on or with respect to any of the Margin Collateral or the Collateral, any interest therein, or any proceeds thereof, except for the security interests created under this Agreement or otherwise under any agreement between Party B and Party A or any of its affiliates. Any purported sale, assignment, transfer, exchange, disposition, grant or lien of the Margin Collateral or the Collateral by Party B that is not permitted under the foregoing sentence shall be null and void and shall constitute an Event of Default hereunder and under any agreement between Party B and Party A or any of its affiliates immediately prior to the taking of any such action, if Party A so deems (it being understood that there shall be no grace period with respect to obligations of Party B pursuant to this Part XX).

              (e) Party B shall, at its sole expense and as Party A in its sole discretion may deem necessary or advisable from time to time, undertake all such action as is necessary, (i) to create, preserve, protect and perfect the security interests granted under the Agreement, (ii) to enable Party A to exercise and enforce its rights with respect to such security interests, and
(iii) execute and deliver all documents and instruments in such manner and form as Party A may require, including without limitation UCC financing statements and continuation statements. Party B hereby appoints Party A as its true and lawful attorney-in-fact, including without limitation, to sign and file such documents and instruments on Party B's behalf and without Party B's signature; such appointment, being coupled with an interest, shall be irrevocable. Without limitation on the foregoing, Party B agrees to take such action as Party A in its sole discretion may deem necessary or advisable in the event of any change in applicable law, including, without limitation, Article 8 of the UCC and the Regulations of the Department of the Treasury governing transfers of interests in U.S. marketable treasury securities in book-entry form.

                                  Schedule-10

              (f) The parties hereto agree that each of the Account and any account in which any Collateral is held or to which any Collateral is credited (a "Collateral Account") is a "securities account" within the meaning of Article 8 of the UCC and that all property and assets (including, without limitation, cash) held in or credited to (i) the Account or (ii) any Collateral Account shall be treated as a "financial asset" for purposes of Article 8 of the UCC.

MORGAN STANLEY & CO. INCORPORATED

By
   -------------------------------
     Name:
     Title:

MORGAN STANLEY DEAN WITTER SPECTRUM ________________ L.P.

By: Demeter Management Corporation

     Name:
     Title:



                                  Schedule-11

                                   Addendum-1

                           CUSTODIAN ACCOUNT ADDENDUM

         This Addendum supplements, forms part of, and is subject in all respects to, the Foreign Exchange and Options Master Agreement (FEOMA) including the Schedule thereto (the "Schedule") dated as of June ___, 2000 by and between Morgan Stanley & Co. Incorporated and Demeter Management Corporation on behalf of ____________________________________ (collectively, the "Agreement"), and is a part of the Schedule with respect to each party; provided, however, as used herein, "Pledgor" means Party B and "Secured Party" means Party A (as defined in the Agreement). Other capitalized terms used herein, unless otherwise defined, have the meanings specified in the Agreement. With respect to the rights or obligations of the Secured Party or the Pledgor, in the event of any inconsistencies between this Addendum and the Agreement, the Agreement will prevail.

         Having appointed Dean Witter Reynolds Inc. (the "Custodian") to hold Margin for and on behalf of the Secured Party, the Secured Party, the Pledgor and the Custodian (solely to the extent of the duties it has agreed to undertake and perform hereunder) agree as follows:

         1. In all respects, the rights of the Secured Party under the Schedule with respect to Margin shall not be affected by the appointment of a Custodian hereunder. The provisions of this Addendum in no way diminish or otherwise affect the rights of the Secured Party under the Agreement.

         2. The Secured Party, by written notice to the Custodian, may exercise all powers, and exercise any and all rights and remedies permitted under the Schedule as though the Secured Party was taking such action directly, and the Custodian will comply with, and be entitled to rely on, all such instructions (including, without limitation, entitlement orders) as if such instructions were provided by the parties jointly.

         3. As used herein, the following terms have the following meaning:

         "Advice from the Secured Party" or "Advice" means a written notice sent to the Pledgor and/or the Custodian or transmitted by a facsimile sending device by any of those individuals designated by the Secured Party, except that for any of the following purposes it shall mean notice by telephone to a person designated by the Pledgor in writing as authorized to receive such advice or, in the event that no such person is available, to any officer of the Pledgor and confirmed promptly in writing thereafter: (i) for initial or additional Margin;
(ii) that the Secured Party has issued a Notice of Exercise with respect to an Option ; or (iii) that the Pledgor has failed to give notice of intent to make payment of amounts or deliveries as required under Paragraph 5 of this Addendum. With respect to any covering purchase transaction, the Advice from the Secured Party shall mean a Confirmation in use by the Secured Party and sent or transmitted to the Pledgor and/or the Custodian. When used herein the term "Advise" means the act of sending an Advice from the Secured Party.

         4. The Custodian shall open an account on its books entitled "Special Custody Account for Morgan Stanley & Co. Incorporated as Pledgee of Morgan Stanley Dean Witter Strategic Alternatives, L.L.C (referred to herein as the "Special Custody Account").

                  The parties hereto agree that all property and assets held in or credited to the Special Custody Account will be treated as financial assets under Article 8 of the Uniform Commercial Code as in effect in the State of New York (the "UCC"). The parties hereto further agree that the securities intermediary's jurisdiction, within the meaning of Section 8-110(e) of the UCC, in respect of the Special Custody Account and the Margin is the State of New York and agree that none of them has or will enter into any agreement to the contrary.

                                   Addendum-1

                  Anything in this Addendum notwithstanding, the Custodian hereby agrees to comply with entitlement orders and other instructions of the Secured Party with respect to the Special Custody Account and any Margin without further consent of the Pledgor. The Pledgor hereby consents to such agreement.

                  The Custodian represents and warrants that it has not, and agrees that it will not, agree to comply with entitlement orders concerning the Special Custody Account or any Margin that are originated by any person other than the Secured Party.

                  The Pledgor agrees to inform the Custodian in writing that cash and securities specified by the Pledgor as qualifying as Margin and equal in value to the Aggregate Margin Requirement are to be identified on the Custodian's books and records as pledged to the Secured Party. The Custodian will hold the Margin in, and credit the Margin to, the Special Custody Account, separate and apart from any other property of the Pledgor that may be held by the Custodian, subject to the interest therein of the Secured Party as the Pledgee thereof in accordance with the terms of the Agreement. The Custodian continuously represents that Margin will not be subject to any other lien, charge, security interest or other right or claim of the Custodian or any person claiming through the Custodian. The Custodian will confirm in writing to the Secured Party and the Pledgor all pledges, releases, substitutions or distributions of Margin permitted under the Agreement, and will inform the Secured Party upon request of the kind and amount of Margin pledged to the Secured Party.

         5. In the event that (i) the Secured Party advises the Pledgor in an Advice from the Secured Party that the Secured Party has exercised an Option sold by the Pledgor and the Pledgor does not promptly notify the Secured Party by telephone of the Pledgor's intention to comply with the Notice of Exercise by making payment or delivery, as the case may be, as required under the terms of such Option plus payment of applicable commissions or other charges; or (ii) the Pledgor, having received such Notice of Exercise, fails to make such payment or delivery, or cause such payment or delivery to be made, then the Secured Party will immediately notify the Pledgor in an Advice from the Secured Party of such failure to give telephone notice or failure to make payment or delivery, as applicable, and may, after transmittal of an Advice from the Secured Party of its intention to do so and only if the Pledgor does not promptly make payment or delivery to the Secured Party, direct the Custodian to take any action necessary to fully satisfy Pledgor's obligations to the Secured Party, including any of the Secured Party's rights and remedies under Part XX of the Schedule.

         6. With respect to any losses or liabilities, the Custodian shall be protected in acting pursuant to any instructions from the Pledgor or Advices from the Secured Party believed by the Custodian in good faith to be genuine and authorized. The Pledgor agrees to indemnify the Custodian for, and hold it harmless against, any loss, liability or expense incurred by the Custodian, without negligence or bad faith on the part of the Custodian, arising out of this Addendum.

         7. The Secured Party shall not be liable for any losses, costs, damages, liabilities or expenses suffered or incurred by the Pledgor as a result of any actions taken under this Addendum, or any other action taken or not taken by the Secured Party hereunder for the Pledgor's account at the Pledgor's direction or otherwise, except to the extent that such loss, cost, damage, liability or expense is the result of the Secured Party's own recklessness, willful misconduct or bad faith.

                                   Addendum-2

         8. The Pledgor continuously represents and warrants to the Secured Party that securities included at any time in the Margin shall be in good deliverable form (or Custodian shall have the unrestricted power to put such securities into good deliverable form) in accordance with the requirements of such exchanges as may be the primary market or markets for such securities. Each of the Pledgor, the Secured Party and the Custodian continuously represents and warrants that:

a) it has duly executed and delivered this Addendum, and has all requisite power, authority and approvals to enter into and perform its obligations hereunder; and

b) this Addendum is its valid and legally binding obligation, enforceable against it in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and to general equitable principles.

         The Secured Party and the Pledgor hereby acknowledge that the Custodian holds securities and cash as custodian for its customers through sub-custodians, depositaries and deposit-taking banks which maintain omnibus accounts on behalf of customers of the Custodian. Securities held in the Special Custody Account may be held at the Depository Trust Company or other book-entry depository systems in the account of the Custodian, save that Margin denominated in currencies other than US Dollars may be held by a sub-custodian for the Custodian other than in book-entry form. U.S. Treasury securities shall be held in a Treasury/Reserve Automated Debt Entry System ("TRADES") Participant's securities account of the Custodian or of the Custodian's sub-custodian for the account of the Custodian at the Federal Reserve Bank.

         9. A monthly statement will be provided by the Custodian to the Secured Party and the Pledgor listing all Margin held in the Special Custody Account. The Custodian will also advise the Secured Party upon request, at any time, of the kind and amount of Margin pledged to the Secured Party. It is agreed that, notwithstanding any language to the contrary in Custodian's form of confirmation, the Custodian holds the Margin as agent of the Secured Party as pledgee hereunder, not as escrow agent. The Custodian makes no representations as to the existence, perfection or enforceability of any security interest, charge, lien or other rights of the Pledgor in or to the Margin.

         10. The Pledgor shall pay the Custodian as compensation for its services pursuant to this Addendum such compensation as may from time to time be agreed upon in writing between the Pledgor and the Custodian.

         11. No amendment to this Addendum shall be effective unless in writing and signed by an authorized officer of each of the Secured Party, the Pledgor, and the Custodian.

         12. This Addendum may be executed in one or more counterparts, all of which together shall constitute but one and the same instrument.

         13. Any of the parties hereto may terminate the custodial relationship by notice, given at least 10 business days prior to the date of such intended termination, in writing to the other parties hereto; provided, however, that should the Custodian or the Pledgor seek to terminate, then the Pledgor must designate a replacement Custodian, which the Secured Party has, in the exercise of its sole discretion, approved. Custodian agrees to remain as the Custodian until such time as a replacement Custodian has been approved and such replacement Custodian has agreed to the terms of its service hereunder and under the Agreement.

                                   Addendum-3

Written communications hereunder shall be sent in the manner specified in the Agreement addressed:

         (a)  If to Custodian, to:
                  Dean Witter Reynolds Inc.
                  2 World Trade Center
                  New York, New York 10048
                  Attention:  Robert Murray - Managed Futures Department
                  Phone:   212-392-7404
                  Fax:     212-392-2804

         (b)  If to the Pledgor, to:
                  Demeter Management Corporation
                  Morgan Stanley Dean Witter & Co.
                  2 World Trade Center
                  62nd Floor
                  New York, New York 10048
                  Attention: Managed Futures Department
                  Phone:   212-392-3270
                  Fax:     212-392-1306

         (c)  If to the Secured Party, to:
                  Morgan Stanley & Co. Incorporated
                  1585 Broadway
                  4th floor
                  New York, New York 10036
                  Attention: Foreign Exchange Trading Desk
                  Phone: (212) 761-2700
                  Fax:      (212) 761-0296

         14. This Addendum will be governed by the laws of the State of New York applicable to transactions entered into and to be performed wholly within the State of New York.

                                           DEMETER MANAGEMENT CORPORATION

                                           on behalf of ______________________

                                                     By:
                                                           --------------------
                                                     Name:
                                                           --------------------
                                                     Title:
                                                           --------------------



                                           MORGAN STANLEY & CO. INCORPORATED

                                                     By:
                                                           --------------------
                                                     Name:
                                                           --------------------
                                                     Title:
                                                           --------------------


                                   Addendum-4

                                           DEAN WITTER REYNOLDS INC.
                                              (for purposes of this Addendum)

                                                     By:
                                                           --------------------
                                                     Name:
                                                           --------------------
                                                     Title:
                                                           --------------------


                                   Addendum-5